SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                              [X]

Filed by a Party other than the Registrant                           [ ]

Check the Appropriate Box:

[x]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))                        [ ]

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Evergreen Trust
                             Evergreen Equity Trust
                     The Evergreen Limited Market Fund, Inc.
                        Evergreen Growth and Income Fund
                        Evergreen Income and Growth Fund
                     The Evergreen American Retirement Trust
                           Evergreen Foundation Trust
                          The Evergreen Municipal Trust
                          Evergreen Money Market Trust
                           Evergreen Investment Trust
                           The Evergreen Lexicon Fund
                            Evergreen Tax Free Trust
                 Keystone Global Resources and Development Fund
                      Keystone Growth and Income Fund (S-1)
                          Keystone Institutional Trust
                        Keystone International Fund Inc.
                               Keystone Omega Fund
                     Keystone Precious Metals Holdings, Inc.
                      Keystone Strategic Growth Fund (K-2)
                      Keystone High Income Bond Fund (B-4)

                  Keystone Capital Preservation and Income Fund
                   Keystone Institutional Adjustable Rate Fund
                         Keystone Strategic Income Fund
                         Keystone Fund for Total Return
                          Evergreen Latin America Fund
                       Keystone Global Opportunities Fund
                          Keystone State Tax Free Fund
                    Keystone State Tax Free Fund - Series II
         --------------------------------------------------------------
              (Name of Registrants as Specified in Their Charters)

                                 Evergreen Trust
                             Evergreen Equity Trust
                     The Evergreen Limited Market Fund, Inc.
                        Evergreen Growth and Income Fund
                        Evergreen Income and Growth Fund
                     The Evergreen American Retirement Trust
                           Evergreen Foundation Trust
                          The Evergreen Municipal Trust
                          Evergreen Money Market Trust
                           Evergreen Investment Trust
                           The Evergreen Lexicon Fund
                            Evergreen Tax Free Trust
                 Keystone Global Resources and Development Fund
                      Keystone Growth and Income Fund (S-1)
                          Keystone Institutional Trust
                        Keystone International Fund Inc.
                               Keystone Omega Fund
                     Keystone Precious Metals Holdings, Inc.
                      Keystone Strategic Growth Fund (K-2)
                      Keystone High Income Bond Fund (B-4)
                  Keystone Capital Preservation and Income Fund
                   Keystone Institutional Adjustable Rate Fund
                         Keystone Strategic Income Fund
                         Keystone Fund for Total Return
                          Evergreen Latin America Fund
                       Keystone Global Opportunities Fund
                          Keystone State Tax Free Fund
                    Keystone State Tax Free Fund - Series II
      --------------------------------------------------------------------
                    (Name of Persons Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[X]      No fee required.

[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                  ______________________________________________



         (2)      Aggregate number of securities to which transaction applies:

                  ______________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  ______________________________________________

         (4)      Proposed maximum aggregate value of transaction:

                  ______________________________________________

         (5)      Total fee paid:

                  ______________________________________________

[ ]      Fee paid previously with preliminary material

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:_____________________

         (2)      Form, Schedule or Registration Statement No.:___________

         (3)      Filing Party:_______________________________

         (4)      Date Filed:_________________________________

                          [Evergreen Funds Letterhead]


October 1997


Dear Shareholder:

I am writing to shareholders of the Evergreen Funds to inform you of a special shareholder meeting to be held on December 15, 1997. Before that meeting I would like your vote on the important issues affecting your fund as described in the attached Proxy Statement.

The proxy statement includes proposals relating to the reorganization of each fund as a series of a Delaware business trust and the adoption of standardized investment restrictions for each of the funds. These proposals are intended to provide consistency and increased flexibility throughout the fund family. More specific information about all of the proposals is contained in the proxy statement.

The Boards of Trustees have unanimously approved the proposals and recommend that you vote FOR all of the proposals described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one fund. Please sign and return each card you receive.

If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. They will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner. You may also call Shareholder Communications Corporation directly at 800-733-8481 ext.404 and vote by phone.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,



William M. Ennis
Managing Director
Evergreen Funds

October 1997

                                 IMPORTANT NEWS
                           FOR EVERGREEN SHAREHOLDERS

We encourage  you to read the attached  proxy  statement in full;  however,  the
following   questions  and  answers   represent   some  typical   concerns  that
shareholders might have regarding this proxy.

Q: WHY IS EVERGREEN SENDING ME THIS PROXY?

Mutual funds are required to obtain shareholders' votes for certain types of changes. As a shareholder, you have a right to vote on major policy decisions, such as those included here.

Q: WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

There are several different proposals represented here and they are outlined on the chart at the beginning of the proxy statement. Several of them apply to all the funds and others are fund-specific.

Q: HOW WILL THE BROAD-BASED PROPOSALS AFFECT ME AS A FUND
SHAREHOLDER?

The reorganization of all the funds into a series of a Delaware business trust will provide both consistency across the fund family and flexibility compared to their previous forms of organization. In addition, Delaware law offers certain advantages for business trusts and some important protections for shareholders. See Part I of the proxy statement for more information.

Changing the fundamental investment objective to non-fundamental and changing certain fundamental restrictions to non-fundamental gives each fund's investment adviser greater flexibility to respond to market, regulatory or industry changes. These reclassifications are not intended to materially alter any fund's investment objective.

Adopting standardized investment restrictions across all funds will help provide operational efficiencies and make it easier to monitor compliance with these restrictions. Standardized investment restrictions will also make it easier for the investment advisers to respond quickly to market, regulatory or industry developments. These changes will not substantially affect the way the funds are currently managed.

Q: WHY IS EVERGREEN PROPOSING THESE CHANGES?

These proposals represent some final steps we are undertaking to unify the Evergreen and Keystone fund families. Shareholders can anticipate the following benefits:

         A comprehensive fund family with a common risk/reward spectrum

         The elimination of any overlap or gaps in fund offerings

         Reduced confusion surrounding privileges associated with each fund, specifically regarding exchangeability, letter of intent, and rights of accumulation.

         A user-friendly product line for both shareholders and investment professionals

         A single location for fund information, whether you're looking up funds in the newspaper or locating a Morningstar report on the Internet.

Q: HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

The Board members of all the funds recommend that you vote in favor or FOR all of the proposals on the enclosed proxy card.

Q: WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

Please call Shareholder Communications at 800-733-8481 ext. 404 for additional information. You can vote one of three ways:

         Use the enclosed proxy card to record your vote of either For, Against or Abstain for each issue, then return the card in the postpaid envelope provided.
                                            or
         Complete the enclosed proxy card and FAX to 800-733-1885.
                                            or
         Call 800-733-8481 ext. 404 and record your vote by telephone.

Q: WHY ARE MULTIPLE CARDS ENCLOSED?

If you own shares of more than one fund, you will receive a proxy card for each fund you own. Please sign, date and return each proxy card you receive.

                                 EVERGREEN FUNDS
                               200 Berkeley Street
                           Boston, Massachusetts 02116


                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on December 15, 1997



         NOTICE IS HEREBY GIVEN that a Joint Special Meeting (the "Meeting") of Shareholders of each series (a "Fund") of Evergreen American Retirement Trust, Evergreen Equity Trust, Evergreen Foundation Trust, Evergreen Growth and Income Fund, Evergreen Income and Growth Fund, Evergreen Investment Trust (except Evergreen Balanced Fund and Evergreen Florida Municipal Bond Fund series), The
Evergreen Lexicon Fund (except Evergreen Intermediate Term Bond Fund), The Evergreen MicroCap Fund, Inc., The Evergreen Money Market Trust, The Evergreen Municipal Trust, Evergreen Tax Free Trust, Evergreen Trust, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Latin America Fund, Evergreen Global Opportunities Fund, Evergreen Global Resources and Development Fund, Keystone Growth and Income Fund (S-1), Keystone High Income Bond Fund (B-4), Evergreen Institutional Adjustable Rate Fund, Evergreen Institutional Trust, Keystone International Fund Inc., Evergreen Omega Fund, Keystone Precious Metals Holdings, Inc., Evergreen State Tax Free Fund (except Evergreen Florida Tax Free Fund), Evergreen State Tax Free Fund-Series II, Keystone Strategic Growth Fund (K-2) and Evergreen Strategic Income Fund will be held at 200 Berkeley Street, 26th Floor, Boston, Massachusetts on Monday, December 15, 1997 at 3:00 p.m., Eastern time, for the following purposes:

         1. To approve an Agreement and Plan of Reorganization (the "Plan") for each Fund providing for the reorganization of the Fund as a corresponding series (a "Successor Fund") of one of several Delaware business trusts, and in connection therewith, the acquisition of all of the assets of the Fund in exchange for shares of the Successor Fund, and the assumption by the Successor Fund of all of the liabilities of the Fund. Each Plan also provides for the distribution of such shares of the Successor Fund to shareholders of the Fund in liquidation and subsequent termination of the Fund.

         2. To approve the proposed reclassification of each Fund's investment objective from fundamental to nonfundamental.

         3.       To approve the adoption of standardized fundamental investment
                  restrictions   by  amending  or   reclassifying   the  current
                  fundamental investment restrictions of each Fund.

         4. For Evergreen Institutional Tax-Exempt Money Market Fund, Evergreen Pennsylvania Tax-Free Money Market Fund and Evergreen Tax Exempt Money Market Fund only, to approve an amendment to the Fund's investment objective to permit the Fund to invest without limit in obligations subject to the Federal alternative minimum tax.

         5. For Evergreen Latin America Fund only, to approve an amendment to the investment objective of the Fund to permit the Fund to invest without limit in securities of issuers located in Latin America.

         6. For Evergreen Latin America Fund only, to approve an amendment to the Fund's investment restriction relating to industry concentration to require the Fund to invest at least 25% of its assets in issuers in the banking, construction, energy, food and beverage, retail, telecommunications and utility industries and in conglomerates.

         7. To transact any other business which may properly come before the Meeting or any adjournments thereof.

The close of business on October 16, 1997 has been fixed as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof. Shareholders of Keystone International Fund Inc. should consult Exhibit B in the proxy materials regarding appraisal rights.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.



                                                     By Order of the Boards



                                                     George O. Martinez
                                                     Secretary
October 24, 1997

         The name of each Fund set forth in this notice reflects the name of such Fund as of October 31, 1997.

                      INSTRUCTIONS FOR EXECUTING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. Individual Accounts: Sign your name exactly as it appears on the proxy card.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

         3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name on the proxy card. For example:

                  Registration                            Valid Signature

                  Corporate Accounts
                  (1)  ABC Corp.                          (1)  ABC Corp.
                                                               John Doe, Treasurer
                  (2)  ABC Corp.                          (2)  John Doe, Treasurer
                       c/o John Doe, Treasurer
                  (3)  ABC Corp. Profit Sharing Plan      (3)  John Doe, Trustee

                  Trust Accounts
                  (1)  ABC Trust                          (1)  Jane B. Doe, Trustee
                  (2)  Jane B. Doe, Trustee               (2)  Jane B. Doe
                       u/t/d 12/28/78

                  Custodial or Estate Accounts
                  (1)  John B. Smith, Cust.               (1)  John B. Smith
                       f/b/o John B. Smith, Jr. UGMA
                  (2)  John B. Smith, Jr.                 (2)  John B. Smith, Jr., Executor

                                 EVERGREEN FUNDS
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                -------------------------------------------------

                                 PROXY STATEMENT
                      Joint Special Meeting of Shareholders
                                December 15, 1997
                ------------------------------------------------


         This proxy statement is furnished in connection with the solicitation by the respective Board of each of the Evergreen investment companies listed in the accompanying notice of meeting (each a "Registrant," and collectively the "Registrants") for the joint special meeting of shareholders to be held on Monday, December 15, 1997, at 200 Berkeley Street, 26th Floor, Boston,
Massachusetts at 3:00 p.m., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on October 16, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about October 24, 1997.

         The shares of the Registrants entitled to vote at the Meeting are issued in one or more separate series representing one or more investment portfolios, each of which is referred to herein as a "Fund." As used in this proxy statement, each Registrant's board of directors or trustees is referred to as a "Board," and the term "Trustee" includes each director of those Registrants organized as corporations rather than trusts. In addition, the names of the Registrants, the Funds and other related entities used herein reflect the names in use as of October 31, 1997.

                 SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE



Proposal 1.       Reorganization of Each Fund


         Matter Requiring Shareholder                   Funds For Which Shareholder Vote is Required
         ----------------------------                   --------------------------------------------
         Vote
         ----
         Approval of an Agreement and                   All Funds
         Plan of Reorganization (the
         "Plan") for each Fund providing
         for the reorganization of the
         Fund as a corresponding series
         (a "Successor Fund") of one of
         several Delaware business
         trusts, and in connection
         therewith, the acquisition of all
         of the assets of the Fund in
         exchange for shares of the
         Successor Fund, and the
         assumption by the Successor
         Fund of all of the liabilities of
         the Fund.  Each Plan also
         provides for the distribution of
         such shares of the Successor
         Fund to shareholders of the
         Fund in liquidation and
         subsequent termination of the
         Fund.


Proposal 2.       Reclassification of Investment Objective of Certain Funds from
                  Fundamental to Nonfundamental


         Matter Requiring Shareholder                   Funds For Which Shareholder Vote is Required
         ----------------------------                   --------------------------------------------
         Vote
         ----
         Reclassification of the                        All Funds except:
         Investment Objective of Certain                  Evergreen Omega Fund
         Funds from Fundamental to
         Nonfundamental

Proposal 3.       Changes to Fundamental Investment Restrictions


    Standardization of Fundamental Investment Restrictions (Proposals 3A-3I)


           Matter Requiring Shareholder                   Funds For Which Shareholder Vote is Required
           ----------------------------                   --------------------------------------------
           Vote
           ----
3A.        Diversification of Investments                 All Funds
3B.        Concentration of Fund's Assets                 All Funds
           in a Particular Industry
3C.        Issuance of Senior Securities                  All Funds
3D.        Borrowing                                      All Funds except:
                                                            Evergreen American Retirement Fund
                                                            Evergreen Global Real Estate Equity Fund
                                                            Evergreen U.S. Real Estate Equity Fund
3E.        Underwriting                                   All Funds
3F.        Investment in Real Estate                      All Funds
3G.        Commodities                                    All Funds
3H.        Lending                                        All Funds
3I.        Investment in Federally Tax                    Evergreen Tax Strategic Foundation Fund
           Exempt Securities                              Evergreen Tax Exempt Money Market Fund
                                                          Evergreen Institutional Tax-Exempt Money Market Fund
                                                          Evergreen Pennsylvania Tax-Free Money Market Fund
                                                          Evergreen Georgia Municipal Bond Fund
                                                          Evergreen North Carolina Municipal Bond Fund
                                                          Evergreen South Carolina Municipal Bond Fund
                                                          Evergreen Virginia Municipal Bond Fund
                                                          Evergreen New Jersey Tax-Free Income Fund
                                                          Evergreen Short-Intermediate Municipal Fund
                                                          Evergreen High Grade Tax Free Fund
                                                          Evergreen State Tax Free Fund: Massachusetts Tax Free Fund, New York Tax
                                                          Free Fund and Pennsylvania Tax Free Fund
                                                          Evergreen  State Tax Free Fund - Series II: California Tax Free Fund and
                                                          Missouri Tax Free Fund







                                       -4-




(Proposal 3, continued)

                  Reclassification of Other Fundamental Restrictions of Certain Funds as
                  Nonfundamental (Proposal 3J)


          Matter Requiring Shareholder                  Funds For Which Shareholder Vote is Required
          ----------------------------                  --------------------------------------------
          Vote
          ----
3J.       (See current fundamental                      All Funds except:
          restrictions shown by an "R"                    Evergreen Institutional Money Market Fund
          in Exhibit D)                                   Evergreen Institutional Treasury Money Market
                                                            Fund
                                                          Evergreen Institutional Trust: Institutional Small
                                                             Capitalization Growth Fund


Proposal 4.       Amendment to Investment Objectives of Evergreen Institutional
                  Tax-Exempt Money Market Fund, Evergreen Pennsylvania Tax-Free
                  Money Market Fund and Evergreen Tax Exempt Money Market
                  Fund


         Matter Requiring Shareholder                   Funds For Which Shareholder Vote is Required
         ----------------------------                   --------------------------------------------
         Vote
         ----
         To permit each Fund to invest                  Evergreen Institutional Tax-Exempt Money Market
         without limit in obligations                   Fund
         subject to the Federal                         Evergreen Pennsylvania Tax-Free Money Market Fund
         alternative minimum tax                        Evergreen Tax Exempt Money Market Fund


Proposal 5.       Amendment to Investment Objective of Evergreen Latin America
                  Fund


         Matter Requiring Shareholder                   Fund For Which Shareholder Vote is Required
         ----------------------------                   -------------------------------------------
         Vote
         ----
         To permit Fund to invest                       Evergreen Latin America Fund
         without limit in securities of
         issuers located in Latin
         America, and to provide that
         Fund's primary objective is
         long term growth of capital
         through investments in equity
         and fixed income securities of
         issuers located in Latin
         America (Mexico and countries
         in South and Central America)

Proposal 6.  Amendment to  Fundamental  Restriction  of Evergreen  Latin America
             Fund Regarding Concentration


         Matter Requiring Shareholder                   Fund For Which Shareholder Vote is Required
         ----------------------------                   -------------------------------------------
         Vote
         ----
         To provide that Fund will not                  Evergreen Latin America Fund
         invest more than 25 percent of
         its total assets, taken at
         market value, in the securities
         of issuers primarily engaged in
         any particular industry (other
         than securities issued or
         guaranteed by the U.S.
         government, or its agencies or
         instrumentalities) and except
         for investments in the banking,
         construction, energy, food and
         beverage, retail,
         telecommunications and utility
         industries, and in
         conglomerates

                                     PART I

                    PROPOSAL 1 - THE PROPOSED REORGANIZATIONS
               OF THE FUNDS AS SERIES OF DELAWARE BUSINESS TRUSTS

         At the Meeting, the shareholders of each Fund will be asked to approve an Agreement and Plan of Reorganization (the "Agreement"), which provides for the reorganization (the "Reorganization") of each Fund into a corresponding series (each a "Successor Fund," and collectively the "Successor Funds") of one of several Delaware business trusts (each a "Successor Trust"). The Reorganizations are part of an overall restructuring of the Evergreen Funds, each of which is advised by First Union National Bank or one of its affiliates. The restructuring involves, among other components, the Reorganizations, the reclassification of investment objectives from "fundamental" (i.e., changeable by shareholder vote only) to "nonfundamental" (i.e., changeable by vote of the Trustees), the adoption of standardized fundamental investment restrictions, the reclassification of certain investment restrictions from fundamental to nonfundamental, and the amendment of fundamental investment objectives and policies of certain Funds. The reclassification of investment objectives, the adoption of standardized investment restrictions and the reclassification of certain investment restrictions are discussed in Part II of this proxy statement. The amendment of fundamental investment objectives and policies of certain Funds are discussed in Part III of this proxy statement. The restructuring also includes several consolidations to combine certain other Evergreen investment companies with substantially similar investment objectives and policies. The Funds are not a party to such proposed consolidations, and the votes of shareholders of such other funds are not being solicited by this proxy statement. The intended result of the overall restructuring is to produce a more integrated mutual fund complex with the potential for greater operational efficiencies.

Selection of Delaware Business Trust Form of Organization

         On September 16 and 17, 1997, the Board of each Registrant unanimously approved a proposal by each Fund's investment adviser to reorganize the Funds as separate series of various Delaware business trusts. Each Registrant is currently organized as a Massachusetts business trust, a Pennsylvania common law trust, or a Delaware, Maryland or Massachusetts corporation. The Funds are proposed to be structured as business trusts, as opposed to corporations, due to the inherent flexibility of the business trust form of organization. The principal reason for reorganizing the Funds in Delaware is the availability of certain advantages of Delaware law with respect to business trusts. The Delaware Business Trust Act (the "Delaware Act") has been specifically drafted to accommodate the unique governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust.

         Under the Delaware Act, a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in Massachusetts, Pennsylvania or in any other state. As a result, Delaware law is generally considered to afford additional protection to shareholders of Massachusetts or Pennsylvania trusts against potential shareholder liability. See "Certain Comparative Information About the Registrants and the Successor Trusts - Shareholder Liability." Similarly, Delaware law provides that, should a Delaware trust issue multiple series of shares, each series shall not be liable for the debts of another series, another potential, though remote, risk in the case of other business trusts.

         Delaware has obtained a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Act, are among the nation's most highly respected and have an expertise in corporate matters which in part grew out of the fact that Delaware legal issues are concentrated in the Court of Chancery where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well established body of precedent which may be relevant in deciding issues pertaining to a Delaware business trust.

         There are other advantages that may be afforded by a Delaware business trust. Under Delaware law, the Successor Funds will have the flexibility to respond to future business contingencies. For example, the Trustees will have the power to incorporate a Successor Trust, to merge or consolidate it with another entity, to cause each series to become a separate trust, and to change the Successor Trust's domicile without a shareholder vote. This flexibility could help to assure that the Successor Trust operates under the most advanced form of organization and could reduce the expense and frequency of future shareholder meetings for non-investment related issues.

Description of the Reorganizations

         The detailed terms and conditions of each Reorganization are contained in a Plan of Reorganization applicable to each Fund. The information in this proxy statement with respect to each Plan of Reorganization is qualified in its entirety by reference to, and made subject to, the complete text of the form of the Plan of Reorganization, a copy of which is attached to this proxy statement as Exhibit A.

         It is anticipated that each of the Funds will participate in the Reorganization and that the Reorganization, if approved by the shareholders of each Fund, will be effected contemporaneously as to each Fund. If shareholders of one or more of the Funds do not approve the Reorganization, that Fund will continue as currently organized, but each other Fund that has received shareholder approval may nevertheless implement the Reorganization.

         If the  shareholders  of a Fund  approve  the  Reorganization  and  the conditions of the Reorganization are satisfied, all of the assets and liabilities of that Fund will be transferred to the corresponding Successor Fund and each shareholder of the Fund will receive shares of the corresponding Successor Fund (the "New Shares"). The New Shares of each Successor Fund will be issued to the corresponding Fund in consideration of the transfer to the Successor Fund by the corresponding Fund of all assets and liabilities of the corresponding Fund. Immediately thereafter, each Fund will liquidate and distribute the New Shares to its shareholders. New Shares will be issued on a class by class basis, so that shareholders will receive New Shares of the same class as the class of shares issued by the Fund. As a result of the Reorganization, each shareholder will receive, in exchange for his or her Fund shares, New Shares with a total net asset value equal to the total net asset value of the shareholder's Fund shares immediately prior to the consummation of the Reorganization.

         It will not be necessary for holders of share certificates of a Fund to exchange their certificates for new certificates following consummation of the Reorganization.

Certificates for shares of a Fund issued prior to the Reorganization will represent outstanding shares of the corresponding Successor Fund after the Reorganization. Shareholders of a Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated as shares of the corresponding Successor Fund.

             If approved by shareholders of a Fund, it is currently contemplated that the Reorganization will become effective as to that Fund on or about the opening of business on December 22, 1997. However, a Reorganization may become effective at another time and date should the Meeting be adjourned to a later date or should any other condition to the Reorganization not be satisfied at that time. Notwithstanding prior shareholder approval, the Plan of Reorganization may be terminated as to any Fund at any time prior to its implementation by the mutual agreement of the parties thereto.

The Successor Trusts

             Each Successor Trust was established pursuant to a substantially identical Agreement and Declaration of Trust (each a "Master Trust Agreement") under the laws of the State of Delaware. Each Successor Trust is organized as a "series company" as that term is used in Rule 18f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Successor Trust consists of Successor Funds of the same asset class.

             The Board of Trustees of each Successor Trust is comprised of some, but not all, of the individuals who currently serve as trustees of the Trusts. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the Successor Funds subsequent to the Reorganizations. The Trustees of each Successor Trust are Laurence B. Ashkin, Charles A. Austin III, K. Dun Gifford, James S. Howell, Leroy Keith, Jr., Gerald
M. McDonnell, Thomas L. McVerry, David M. Richardson, Russell A. Salton III, Michael S. Scofield, Richard J. Shima, and William W. Pettit.

             The Successor Trust is authorized to issue shares divisible into an indefinite number of different series. The interests of investors in the various series of the Successor Trust will be separate and distinct. All consideration received for the sales of shares of a particular series of the Successor Trust, all assets in which such consideration is invested, and all income, earnings and profits derived from such investments, will be allocated to that series. The Master Trust Agreement of each Successor Trust provides that the Board of Trustees of the Successor Trust may: (i) establish one or more additional series thereof; (ii) issue the shares of any series in any number of classes; (iii) issue shares of a series to different groups of investors; and (iv) convert a series into a pooled fund structure, without any further action by the shareholders of the Successor Trust. The Successor Trusts will not engage in any activities prior to the Reorganization with respect to the Successor Funds, except as may be required in connection with effecting the Reorganization.

             The Master Trust Agreement of each Successor Trust provides for shareholder voting only for the following matters: (a) the election or removal of Trustees as provided in the Master Trust Agreement; and (b) with respect to such additional matters relating to the Successor Trust as may be required by
(i) applicable law, (ii) any by-laws adopted by the Trustees, or (iii) as the Trustees may consider necessary or desirable. Certain of the foregoing matters will involve separate votes of one or more of the affected series (or affected classes of a series) of the Successor Trust, while others will require a vote of the Successor Trust's shareholders as a whole.

             All shares of all series vote together as a single class for the election or removal of Trustees of the Successor Trust with each having one vote for each dollar of net asset value applicable to each share, regardless of series. See "Certain Comparative Information About the Registrants and the Successor Trusts - Voting Rights" below.

             As required by the 1940 Act, shareholders of each series of the Successor Trusts, voting separately, will have the power to vote at special meetings for, among other things, changes in fundamental investment restrictions applicable to such series, approval of any new or amended investment advisory agreement, approval of any new or amended Rule 12b-1 plan and certain other matters that affect the shareholders of that series. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees of the Successor Trust.


Certain Comparative Information About the Registrants and the Successor Trusts

             As a Delaware business trust, each Successor Trust's operations will be governed by the Master Trust Agreement and applicable Delaware law, rather than by the applicable trust document of each Registrant organized as a trust, or articles of incorporation of each Registrant organized as a corporation, and the law of the state of its organization. For ease of reference, the organizational document of each Registrant is sometimes referred to as a "Charter," regardless of its form of organization. As discussed below, certain of the differences between the Registrants and the Successor Trusts derive from provisions of the Successor Trust's Master Trust Agreement and By-laws. Shareholders entitled to vote at the Meeting may obtain a copy of a Successor Trust's Master Trust Agreement and By-laws, without charge, upon written request to the Funds at the address on the cover page of this proxy statement.

             Capitalization. The beneficial interests in each Successor Trust are issued as transferable shares of beneficial interest, $.001 par value per share. The Master Trust Agreement permits the Trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series or classes thereof, all without shareholder approval. Each share of a Successor Trust series represents an equal proportionate interest in the assets and liabilities belonging to that series (or class) as declared by the Board of Trustees. Each Registrant organized as a trust is authorized to divide its shares into an unlimited number of series, and the Trustees of such trust are empowered to establish other classes. Each Registrant organized as a trust has the authority to issue an unlimited number of transferable shares of beneficial interest. The ownership in the Registrants organized as corporations is represented by a fixed number of shares of common stock.

             Amendments to Governing Instrument. Generally, the provisions of the Master Trust Agreement of a Successor Trust may be amended without shareholder approval so long as such amendment is not in contravention of applicable law, by an instrument in writing signed by a majority of the then Trustees of the Successor Trust (or by an officer of the Successor Trust pursuant to the vote of a majority of such Trustees). Under the Master Trust Agreement of the Successor Trust, except as provided by applicable law, a quorum is 25 percent of the shares entitled to vote. The quorum requirements of the Registrants range from 25 to 51 percent of the shares entitled to vote. The affirmative vote of a majority of the shares entitled to be cast is generally required to amend the Charter applicable to each Registrant (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act), except that some Charters of the Registrants organized as business trusts may be amended by the Trustees of the Trust without the vote of shareholders in certain limited circumstances. For a Registrant organized as a corporation, a Charter amendment generally also requires adoption of a resolution approving the amendment by the Board of Directors in addition to the required shareholder vote.

             Voting Rights. The Charter applicable to each Registrant that is a business trust generally provides that a special meeting of shareholders for the purpose of considering the removal of a person serving as a Trustee of the Trust shall be called upon the written request of shareholders representing 10 percent of the outstanding shares. The By-laws of each Successor Trust provide that, to the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any Trustee shall be called promptly by the Trustees upon the written request of Shareholders holding at least 10 percent of the outstanding shares of the Successor Trust entitled to vote. Like each Registrant other than Keystone International Fund Inc. and Keystone Precious Metals Holdings, Inc., a Successor Trust will not be required to hold annual meetings of its shareholders and, at this time, does not intend to do so. Keystone International Fund, Inc. and Keystone Precious Metals Holdings, Inc. are currently required to hold such meetings. The record date for determining shareholders who are entitled to notice of, and to vote at, a shareholders' meeting is either subject to the discretion of the Board or may not be more than 60 days preceding the scheduled meeting date under the applicable governing documents of each Registrant. Under the By-laws of each Successor Trust the record date may not be more than 90 days nor less than 10 days preceding the scheduled meeting date.

             The Master  Trust  Agreement  provides  for  shareholder  voting in certain circumstances. See "The Successor Trusts" above. Shareholders of a Registrant organized as a business trust generally have the power to vote with respect to the election of Trustees, the removal of Trustees, the approval or termination of any investment advisory or management agreement, certain amendments to the Declaration of Trust, whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust to the same extent as shareholders of a corporation, and with respect to certain other actions, such as a transfer of all or substantially all of the Trust's assets or the dissolution of the Trust. Shareholders of a Registrant organized as a corporation have the power to vote only with respect to those matters provided by applicable corporate law.

             A Trustee of the Successor Trust may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the Successor Trust. The Charter of certain Registrants organized as a business trust permits removal of a Trustee with cause by action of at least two-thirds of the other Trustees, and in general the Charter of Registrants organized as corporations permits removal of a Trustee by vote of two-thirds of outstanding shares.

             The Master Trust  Agreement of each Successor Trust provides that a majority of the shares voted at a meeting at which a quorum is present shall decide any questions and that a plurality shall elect a Trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Master Trust Agreement or the By-laws of the Successor Trust. Similar requirements apply to each Registrant. Shareholders of the Successor Trusts are not required to approve the termination or reorganization of the Successor Trust. Unlike the Master Trust Agreement of the Successor Trusts, the Charter applicable to certain Registrants requires that any termination or reorganization of a Fund must be approved by the vote of a majority of the outstanding voting shares of such Fund.

             Under each Master Trust Agreement, each share of a Successor Fund is entitled to one vote for each dollar of net asset value applicable to each share. Under the current voting provisions governing the Funds that are organized in multiple series, each share of beneficial interest or stock is entitled to one vote, regardless of the specific Fund it represents. Under a Fund's Charter or applicable law, a matter affecting only one Fund is voted on only by that Fund. Generally, the Charters further provide that, where required by law or applicable regulation, certain matters will be voted on separately by each Fund. In all other matters, all Funds vote together as a group. Over time, the net asset values of such Funds have changed in relation to one another and are expected to continue to do so in the future. Because of the divergence in net asset values, a given dollar investment in a Fund with a lower net asset value will purchase more shares, and under the Registrant's current voting provisions, have more votes, than the same investment in a Fund with a higher net asset value. Under the Master Trust Agreement, voting power is related to the dollar value of the shareholders' investments rather than to the number of shares held.

             Shareholder Liability. Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. No similar statutory or other authority limiting business trust shareholder liability exists in any other state. As a result, to the extent that a Successor Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject shareholders of a Delaware trust to liability. To guard against this risk, the Master Trust
Agreement: (a) provides that any written obligation of the Successor Trust may contain a statement that such obligation may only be enforced against the assets of the Successor Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the Successor Trust. Accordingly, the risk of a shareholder of the Successor Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Successor Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Successor Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of a Successor Trust is remote.

             Shareholders of a Registrant organized as a Massachusetts business trust or Pennsylvania common law trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the trust. However, the trust agreement, under which each Fund that is organized as a Massachusetts or Pennsylvania business trust is established contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the trust or the trustees of the trust. Each trust agreement also provides for indemnification out of the property of the trust. A stockholder in a corporation such as

The Evergreen MicroCap Fund, Inc., Keystone International Fund Inc. or Keystone Precious Metals Holdings, Inc. does not have this potential liability.

             Liability and Indemnification of Trustees and Directors. Under the Master Trust Agreement of each Successor Trust, a Trustee is liable to a Successor Trust and its shareholders only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of the duties of a Trustee. Trustees and officers of a Successor Trust are entitled to be indemnified for the expenses of litigation against them except with respect to any matter as to which it has been determined that such person (i) did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Successor Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful, such determination to be based upon the outcome of a court action or administrative proceeding or a reasonable determination, following a review of the facts, by (a) a vote of a majority of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. A Successor Trust may also advance money to any Trustee or officer involved in a proceeding discussed above provided that the Trustee or officer undertakes to repay the Successor Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met. It is currently the view of the staff of the Securities and Exchange Commission ("SEC") that to the extent that any provisions such as those described above are inconsistent with the 1940 Act, the provisions of the 1940 Act may preempt the foregoing provisions.

             The Charter of each Registrant generally provides that its Trustees shall not be liable to the Registrant or its shareholders, except for the Trustees' acts of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties involved in the conduct of their office. The Charters generally also provide that Trustees and officers of the Trust will be indemnified against liability and expenses of litigation against them unless their conduct constituted willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

             Right of Inspection. The By-laws of each Registrant generally provide that no shareholder shall have the right to inspect the books of account and stock ledger of the Registrant except as conferred by law, the By-laws, or as authorized by the Board of the Registrant or a resolution of shareholders. The By-laws of the Successor Trust provide that no shareholder of the Successor Trust shall have any right to inspect any account or book or document of the Successor Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

             The foregoing is only a summary of certain of the differences between the governing instruments and laws generally applicable to a Registrant and Successor Trust.
 It is not a complete list of differences. Shareholders should refer directly to the provisions of the governing instruments and applicable law for more complete information.

Current and Successor Advisory Agreements

             As a result of the Reorganizations, each Successor Fund will be subject to a new investment advisory agreement (the "Successor Advisory Agreement") between the

Successor Trust on behalf of the Successor Fund and the current investment adviser of the corresponding Fund. Since, with certain exceptions, each Fund currently receives substantially identical services, each Successor Advisory Agreement has been standardized with the fee schedules being the only variant. The current investment advisory agreement of each Fund (the "Current Advisory Agreement") is similar in many respects to the Successor Advisory Agreement. Except as noted below, the Successor Advisory Agreement contains the material terms of the Current Advisory Agreement. Most importantly, the rate at which fees are required to be paid by each Fund for investment advisory services, as a percentage of average daily net assets, will remain the same.

             The following summarizes certain aspects of the Current Advisory Agreement and the Successor Advisory Agreement of each Fund.

             Brokerage Transactions. The Successor Advisory Agreement sets forth specific terms as to brokerage transactions and the investment adviser's use of broker-dealers. For example, the investment adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Successor Funds. In assessing the best overall terms available for any transaction, the investment adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Successor Advisory Agreement also specifically states that the investment adviser is entitled to rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), which permits an investment adviser to have its client, including an investment company, pay more than the lowest available commission for executing a securities trade in return for research services and products. The Current Advisory Agreement of each of the Evergreen Funds (which term includes each Fund for which the Capital Management Group of First Union National Bank or Evergreen Investment Management Corp. serves as investment adviser), other than the Funds that are series of Evergreen Investment Trust, does not specify the standards to be used in the selection of brokers or refer to the provisions of Section 28(e) of the 1934 Act.

             Expenses.   Each  Successor  Advisory  Agreement  and  the  Current
Advisory Agreement for each Evergreen Fund that was formerly a Keystone Fund (which term includes each Fund for which Keystone Investment Management Company served as investment adviser), except Keystone International Fund Inc., provides that the investment adviser is required to pay or reimburse the Successor Fund for (i) the compensation (if any) of the Trustees who are affiliated with the investment adviser or with its affiliates, or with any adviser retained by the investment adviser, and of all officers of the Successor Fund as such, and (ii) all expenses of the investment adviser incurred in connection with its services thereunder. The substance of the Current Advisory Agreement of each Evergreen Fund and Keystone International Fund Inc. is the same, except that affiliated Trustees are not required to serve at the investment adviser's cost.

             Liability and Indemnification. Each Successor Advisory Agreement and the Current Advisory Agreement for each Evergreen Fund that was formerly a Keystone Fund, except Keystone International Fund Inc. and Keystone Precious Metals Holdings, Inc., and for the Funds that are series of Evergreen Investment Trust provide that the investment adviser shall have no liability in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Current Advisory Agreements for Keystone International Fund Inc., Keystone Precious Metals Holdings, Inc. and each Evergreen Fund other than the Funds that are series of Evergreen Investment Trust either omit liability standards or have different provisions.

             Indemnification. The Current Advisory Agreement for each Evergreen Fund that was formerly a Keystone Fund, except Keystone International Fund Inc. and Keystone Precious Metals Holdings, Inc., and for the Funds that are series of Evergreen Investment Trust provides that each such Fund will indemnify the investment adviser against liabilities, losses and expenses incurred in connection with the performance of such Agreement, except those stated above and liabilities involving a breach of the investment adviser's fiduciary duties in respect of the receipt of compensation for its services. The Current Advisory Agreements for Keystone International Fund Inc., Keystone Precious Metals
Holdings, Inc. and each Evergreen Fund except the Funds that are series of Evergreen Investment Trust do not contain provisions indemnifying the investment adviser. The Successor Advisory Agreement will reflect the current indemnification provisions of each Fund.

             Amendments. The Current Advisory Agreement of Keystone International Fund Inc., of Keystone Precious Metals Holdings, Inc. and of the Funds that are series of Evergreen Investment Trust provides that all changes (rather than only substantial changes) must be approved by shareholders. Each other Current Advisory Agreement and each Successor Advisory Agreement, including the Successor Advisory Agreement applicable to Keystone International Fund Inc., Keystone Precious Metals Holdings, Inc. and the Funds that are series of Evergreen Investment Trust, provides that only amendments of substance require shareholder approval.


Current and Successor Administration Agreements

             Evergreen Investment Services, Inc., located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as administrator to the Funds. It is anticipated that no material change will occur in the Funds' administrative fees or arrangements as a result of the Reorganizations.

Current and Successor Distribution Arrangements

             Evergreen Distributor, Inc., located at 125 West 55th Street, New York, New York 10019, serves as principal underwriter for the Funds. It is anticipated that no material change will occur in the Funds' distribution agreement or the Funds' Rule 12b-1 plans as a result of the Reorganizations.

Names

             The name of each Successor Fund will be the same as that of the corresponding Fund at the time the Reorganization becomes effective, except for the following name changes which will become effective on January 9, 1998.

                 Fund Name                          Successor Fund Name

    Keystone International Fund Inc.         Evergreen International Growth Fund
    Keystone Precious Metal Holdings, Inc.   Evergreen Precious Metals Fund
    Keystone Growth and Income Fund (S-1)    Evergreen Blue Chip Fund
    Keystone High Income Bond Fund (B-4)     Evergreen High Yield Bond Fund
    Keystone Strategic Growth Fund (K-2)     Evergreen Strategic Growth Fund



Certain Votes to be Taken Prior to the Reorganizations

             Prior to the Reorganizations, Evergreen Distributor, Inc., the principal underwriter of each Fund and a subsidiary of the BISYS Group, Inc., will own a single outstanding share of the corresponding Successor Fund. The purpose of the issuance by each Fund of this nominal share prior to the effective time of the Reorganization is to enable the Successor Trust to eliminate the need to incur the additional expense by a Successor Trust of having to hold a separate meeting of shareholders of the Successor Funds in order to comply with certain shareholder approval requirements of the 1940 Act.

Investment Objectives and Restrictions

             Each Successor Fund will have the same investment objective(s) as the corresponding Fund except that, if Proposal 2 in this proxy statement is approved by shareholders, the Successor Fund's investment objective(s) will not be considered "fundamental". As a result, a Successor Fund's investment objective(s) could be changed by its Trustees, without shareholder approval, after prior notice to shareholders. The investment objective(s) of certain Funds are proposed to be amended as described in Part III of this proxy statement. The investment restrictions of each Fund are proposed to be changed as described in
Part II below.

             Except as described in Parts II and III below, the investment advisers do not presently intend to change in any material way for the Successor Funds the investment strategy or operations employed for the Funds.

Federal Income Tax Consequences

             It is anticipated that the transactions contemplated by the Plan of Reorganization will be tax-free. Sullivan & Worcester LLP, counsel to the Funds, has informed each Board that if substantially all of the assets and liabilities of the Funds are transferred to the corresponding Successor Funds, it will issue an opinion that a Reorganization will not give rise to the recognition of income, gain or loss to the Fund, the Successor Fund, or shareholders of the Fund for federal income tax purposes pursuant to sections 361, 1032 (a) and 354
(a) (1), respectively, of the Internal Revenue Code of 1986, as amended. Such opinion will be based upon customary representations of the Registrant and the Successor Trust and certain customary assumptions. The receipt of such an opinion is a condition to the consummation of each Reorganization.

             A shareholder's adjusted basis for tax purposes in shares of the Successor Fund after the Reorganization will be the same as the shareholder's adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period for the shares of the Successor Fund received in the Reorganization will include a shareholder's holding period for shares of the Fund (provided that the shares of the Fund were held as capital assets on the date of the Reorganization). Shareholders should consult their own tax advisers with respect to the state and local tax consequences of the proposed transaction.

Reorganization Expenses

             The expenses of the Reorganization will be borne by the Funds.

Appraisal Rights

             Neither the applicable Charter nor Massachusetts or Pennsylvania law grants shareholders of any Registrant organized as a Massachusetts business trust or Pennsylvania common law trust any rights in the nature of appraisal or dissenters' rights with respect to any action upon which such shareholders may be entitled to vote. In addition, neither the applicable Charter nor Delaware or Maryland law grants shareholders of Keystone Precious Metals Holdings, Inc. or The Evergreen MicroCap Fund, Inc., respectively, any such rights. However, the customary right of mutual fund shareholders to redeem their shares is not affected by the proposed Reorganization.

             Shareholders of Keystone International Fund Inc. who do not vote in favor of the Reorganization have the right under Massachusetts law to receive payment for their shares from the Fund and an appraisal thereof upon compliance with the procedures specified in chapter 156B Section 86 of the Massachusetts Business Corporation Law. A copy of the relevant provisions of the Massachusetts Business Corporation Law is set forth as Exhibit B to this proxy statement. A vote by a shareholder of Keystone International Fund Inc. against the Reorganization or the execution of a proxy directing such a vote will not satisfy the requirements of the provisions of Massachusetts law. A failure to vote against the Reorganization will not constitute a waiver of such rights.

             For federal income tax purposes dissenting shareholders obtaining payment for their shares in accordance with the above-referenced provisions will recognize gain or loss measured by the difference between any such payment and the tax basis for their shares. Shareholders of Keystone International Fund Inc. are advised to consult their personal tax advisers as to the tax consequences of dissenting.

             Shareholders of Keystone International Fund Inc. will continue to be able to redeem their shares at their current net asset value until the effective date of the Reorganization. Redemption requests received by Keystone International Fund Inc. thereafter will be treated as requests for the redemption of Shares of the Successor Fund received by the shareholder in the Reorganization.

Recommendation of Trustees

             The Board of each Registrant requested, received and considered such information as it deemed reasonably necessary to enable the members of such Board to evaluate the Plan of Reorganization. The Boards reviewed the potential benefits associated with the proposed Reorganization and adoption of the proposed Master Trust Agreement. In this regard, the Trustees considered: (i) the potential disadvantages which apply to operating the Funds under their current form of organization; (ii) the advantages which apply to operating the Successor Funds as series of Delaware business trusts; (iii) the advantages of adopting the new Master Trust Agreements under Delaware law; (iv) the expected federal tax consequences to the Funds, the Successor Funds and shareholders resulting from the proposed Reorganization, and the likelihood that no recognition of income, gain or loss for federal shareholders will occur as a result thereof.

             At the meetings of the Boards called for the purpose on September 16 and 17, 1997, the Board of each Registrant voted to approve the proposed Plan of Reorganization and determined that participation in the Reorganization is in the best interests of each Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization.

Required Vote

             The affirmative vote of the holders of a majority of the shares of Evergreen Fund and Evergreen Aggressive Growth Fund present and entitled to vote on the Proposal at the Meeting is required to approve the Reorganization.

             The affirmative vote of the holders of a majority of the shares of Evergreen Intermediate Term Government Securities Fund voted on the Proposal at the Meeting is required to approve the Reorganization.

             The affirmative vote of the holders of a majority of the issued and outstanding shares of the following Funds is required to approve the Reorganization. Evergreen Income and Growth Fund, Evergreen Growth and Income Fund, Evergreen Money Market Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen American Retirement Fund, Evergreen Small Cap Equity Income Fund, Evergreen Tax Exempt Money Market Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Florida High Income Municipal Bond Fund, Evergreen Institutional Tax Exempt Money Market Fund, Evergreen Global Real Estate Equity Fund, Evergreen U.S. Real Estate Equity Fund, Evergreen Global Leaders Fund, Evergreen Foundation Fund, Evergreen Tax Strategic Foundation Fund, Evergreen Emerging Markets Growth Fund, Evergreen International Equity Fund, Evergreen Value Fund, Evergreen Utility Fund, Evergreen Short-Intermediate Bond Fund, Evergreen U.S. Government Fund, Evergreen Georgia Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund, Evergreen Virginia Municipal Bond Fund, Evergreen High Grade Tax Free Fund, Evergreen Treasury Money Market Fund, Evergreen Latin America Fund, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Global Opportunities Fund, Evergreen Natural Resources Fund, Evergreen Omega Fund, Evergreen Massachusetts Tax Free Fund, Evergreen Pennsylvania Tax Free Fund, Evergreen New York Tax Free Fund, Evergreen California Tax Free Fund, Evergreen Missouri Tax Free Fund, Evergreen Strategic Income Fund, Keystone High Income Bond Fund (B-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1), Evergreen Institutional Adjustable Rate Fund, Evergreen Institutional Trust, Keystone International Fund Inc., and Keystone Precious Metals Holdings, Inc.

             The affirmative vote of the holders of two-thirds of the issued and outstanding shares of The Evergreen MicroCap Fund, Inc., Evergreen Pennsylvania Tax Free Money Market Fund and Evergreen New Jersey Tax Free Income Fund is required to approve the Reorganization.

             The Trustees  recommend that  shareholders vote to approve Proposal
1.





                                     PART II


        PROPOSAL 2 - RECLASSIFICATION AS NONFUNDAMENTAL OF THE INVESTMENT OBJECTIVE OF THOSE FUNDS WHOSE INVESTMENT OBJECTIVE IS CURRENTLY
                            CLASSIFIED AS FUNDAMENTAL

Reclassification of Fundamental Investment Objectives as Nonfundamental


             Under the 1940 Act, a Fund's investment objective is not required to be classified as "fundamental." A fundamental investment objective may be changed only by vote of a Fund's shareholders. In order to provide each Fund's investment adviser with enhanced investment management flexibility to respond to market, industry or regulatory changes, the Trustees of the Funds (other than Evergreen Omega Fund) have approved the reclassification from fundamental to nonfundamental of each Fund's investment objective. The investment objective of Evergreen Omega Fund is currently classified as nonfundamental. A nonfundamental investment objective may be changed at any time by the Trustees of a Fund without approval by the Fund's shareholders.

             For a complete description of the investment objective(s) of your Fund(s), please consult your Fund(s)' prospectuses. The reclassification from fundamental to nonfundamental will not alter any Fund's investment objective. If at any time in the future, the Trustees of a Fund approve a change in a Fund's nonfundamental investment objective, shareholders of such Fund will be given notice of such change prior to its implementation; however, if such a change were to occur, shareholders would not be asked to approve such change.

             If the reclassification of any Fund's investment objective from fundamental to nonfundamental is not approved by shareholders of a particular Fund, such Fund's investment objective will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in investment objective.

Recommendation of Trustees

             The Trustees of each Registrant have considered the enhanced management flexibility to respond to market, industry or regulatory changes that would accrue to the Funds' investment advisers if each Fund's fundamental investment objectives were reclassified as nonfundamental.

             At the meetings of the Trustees called for the purpose on September 16 and 17, 1997, the Trustees of each Registrant voted to approve the reclassification of the investment objective of each Fund currently classified as fundamental to nonfundamental.

Required Vote

             The affirmative vote of the holders of a majority of the outstanding voting securities of a Fund is required to approve the reclassification of a Fund's investment objective from fundamental to nonfundamental. This means the vote: (1) of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy at the Meeting; or (2) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Trustees recommend that shareholders vote to approve Proposal 2.


                       PROPOSAL 3 - CHANGES TO FUNDAMENTAL
                             INVESTMENT RESTRICTIONS

Adoption of Standardized Investment Restrictions (Proposals 3A-3I)

             The primary purpose of proposed Changes 3A through 3I below of this Proposal is to revise and standardize the Funds' fundamental investment restrictions (the "Restrictions"). The Trustees have concurred with the Funds' investment advisers' efforts to analyze the fundamental and nonfundamental investment restrictions of the various Funds offered by the Evergreen family of mutual funds and, where practicable and appropriate to a Fund's investment objective and policies, propose to shareholders adoption of standardized Restrictions.

             It is not anticipated that any of the changes will substantially affect the way the Funds are currently managed. These proposals are being presented to shareholders for approval because it is believed that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with the Restrictions. Because the proposed standardized fundamental Restrictions in general are phrased more broadly than many Funds' current fundamental Restrictions, the investment advisers will be able to respond more expeditiously to changed market, industry or regulatory developments. Set forth below, as sub-sections of this Proposal, are general descriptions of each of the proposed changes. You will be given the option to approve all, some, or none of the proposed changes on the proxy card enclosed with this proxy statement.

             A listing of the proposed standardized fundamental Restrictions to be adopted by each Fund is set forth in Exhibit C to this proxy statement. Item 3I in Exhibit C deals only with the adoption of standardized policies regarding investments by the following Funds: The Evergreen: Tax Strategic Foundation Fund, Tax Exempt Money Market Fund, Institutional Tax Exempt Money Market Fund, Pennsylvania Tax- Free Money Market Fund, Georgia Municipal Bond Fund, North Carolina Municipal Bond Fund, South Carolina Municipal Fund, Virginia Municipal Bond Fund, New Jersey Tax Free Income Fund, Short-Intermediate Municipal Fund, High Grade

Tax Free Fund, State Tax Free Fund (Massachusetts, New York, and Pennsylvania Tax Free Funds) and State Tax Free Fund: Series II (California and Missouri Funds).

             Item 2.b in Part I of Exhibit C deals only with the Evergreen U.S. Real Estate Equity Fund, the Evergreen Global Real Estate Equity Fund, the Evergreen Utility Fund and Keystone Precious Metals Holdings, Inc. with respect to Restrictions concerning concentration. A listing of the current fundamental Restrictions of each Fund is set forth in Exhibit D. The first page of Exhibit D contains an index to assist you in locating the page(s) at which your Fund(s)' current fundamental Restrictions are described. Those fundamental Restrictions that you are being requested to vote to standardize are shown in Exhibit D by an "S", which stands for "To be Standardized." If a particular change is not approved by shareholders of a Fund, the current fundamental Restriction will remain in place.

             Because of the variety of ways in which the various Funds' current fundamental Restrictions are expressed as well as differences among the fundamental Restrictions themselves, the discussions below are general. To compare your Fund's current fundamental Restriction to the proposed changed fundamental Restriction, please refer to Exhibit D.

             Many of the Funds' current Restrictions are accompanied by descriptive language. Such descriptive language should not be read as part of the fundamental Restriction. To the extent such descriptive language in a current Restriction does not conflict with the language in a proposed
Restriction, the language will be retained but will not be considered fundamental and, as such, may be changed by the Trustees without a further shareholder vote.

             If approved by shareholders, the revised fundamental Restrictions described in Proposal 3A through Proposal 3I will remain fundamental and, as such, cannot be changed without a further shareholder vote. If a proposed standardized fundamental Restriction is not approved by shareholders of a particular Fund, the current Restriction will remain fundamental and shareholder approval (and its attendant costs and delays) will continue to be required prior to any change in the Restriction.

Reclassification of Fundamental Restrictions as Nonfundamental (Proposal 3J)

             The reclassification from fundamental to nonfundamental of certain of the Funds' other current fundamental Restrictions will enhance the ability of the Funds to achieve their respective investment objectives because their investment advisers will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

Recommendation of Trustees

             The Trustees of each Registrant have reviewed the potential benefits associated with the proposed standardization of the Funds' fundamental Restrictions (Proposals 3A through 3I below) as well as the potential benefits associated with the reclassification of certain of the Funds' other fundamental Restrictions to nonfundamental (Proposal 3J).

             At the meetings of the Trustees called for the purpose on September 16 and 17, 1997, the Trustees of each Registrant voted to approve the proposed standardization of the Funds' fundamental Restrictions (Proposals 3A through 3I below) and the reclassification from fundamental to nonfundamental of certain of the Funds' other fundamental Restrictions (Proposal 3J below).

Required Vote

             The affirmative vote of the holders of a majority of the outstanding voting securities of a Fund is required to standardize the language of the Funds' fundamental Restrictions, (Proposals 3A through 3I) and to approve the reclassification of fundamental Restrictions to nonfundamental (Proposal
3J). This means the vote: (1) of 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy at the Meeting; or (2) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Trustees recommend that shareholders vote  to approve Proposal 3.

Proposal 3A: To Amend The Fundamental Restriction Concerning Diversification
             of Investments

Diversified Funds

             The current fundamental Restriction of many of the Funds concerning diversification of investments provides generally that a Fund cannot purchase the securities of an issuer if the purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, except United States government securities, or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Fund's portfolio. Most Funds apply this limitation to 75% of their total assets. The Funds express this Restriction in a variety of ways. It is proposed that shareholders approve new language standardizing this Restriction.

             Most of the Funds have elected to be "diversified" open-end management investment companies under the 1940 Act, which requires the 5% of assets and 10% of outstanding voting securities tests described above to apply to 75% of the total assets of the Fund. The current policy of certain diversified Funds (the "100% Funds") is more restrictive than required by the 1940 Act, since such Funds apply the foregoing tests to 100% of their assets, rather than 75% of their assets. The primary purpose of the proposed change with respect to the 100% Funds is to allow the Funds to invest in accordance with the less restrictive limits contained in the 1940 Act for diversified investment companies. The proposed change would allow 100% Funds the flexibility to purchase larger amounts of issuers' securities when their investment adviser deems an opportunity attractive. The new policy would allow the investment policies of the 100% Funds to conform with the definition of "diversified" as it appears in the 1940 Act.

             With respect to those Funds currently applying the 1940 Act standard, the amendment of the fundamental Restriction will allow such Funds to respond more quickly to changes of that standard, as well as to other legal, regulatory, and market developments without the delay or expense of a shareholder vote. The amendment of the fundamental Restriction would also standardize the Restrictions across the Funds. Adoption of this change is not expected to materially affect the operation of the Funds.

Non-diversified Funds

             Some funds are classified as "non-diversified". A non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other than U.S. government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of assets and 10% of outstanding voting securities tests applicable to diversified Funds as described above. For those Funds that are currently non-diversified, no change other than standardized language is being proposed and as with the diversified Funds, adoption of the change is not expected to materially affect the operation of the non-diversified Funds.

             No Fund is changing its current classification. As proposed, each Fund's fundamental Restriction regarding diversification, or non-diversification as the case may be, will be replaced with the following fundamental Restriction:

                              "The Fund may not make any investment inconsistent
                               with the Fund's classification as a diversified [non-diversified] investment company under the Investment Company Act of 1940."

Proposal 3B: To Amend the Fundamental  Restriction Concerning  Concentration
             of a Fund's Assets in a Particular Industry.

             Most of the Funds currently have a fundamental Restriction concerning the concentration of investments in a particular industry. The staff of the Securities and Exchange Commission (the "SEC") takes the position that a mutual fund "concentrates" its investments in a particular industry if more than 25% of the mutual fund's assets exclusive of cash and U.S. government securities are invested in the securities of issuers in such industry. The Restrictions generally embody the SEC staff interpretation by stating that a Fund will not concentrate its investments in a particular industry by investing more than 25% of its assets, exclusive of cash and U.S. government securities in securities of issuers in any one industry.

             Shareholders of most of the Funds are being requested to approve amendment of the foregoing fundamental Restriction. As proposed and except for the Funds named below, each Fund's current fundamental Restriction regarding concentration of the Fund's assets in a particular industry will be replaced by the following fundamental Restriction:

                   "The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or [in the case of Money Market Funds] domestic bank money instruments)."

             The primary purpose of the proposed amendment is to adopt insofar as possible a standardized Restriction regarding concentration for those Funds that do not concentrate their investments. Adoption of this change is not expected to materially affect the operation of the Funds.

             Certain Funds currently follow a policy of concentration. The Evergreen U.S. Real Estate Equity Fund and the Evergreen Global Real Estate Equity Fund concentrate their investments in the real estate industry. The Evergreen Utility Fund concentrates its investments in the utilities industry and Keystone Precious Metals Holdings, Inc. concentrates its investments in securities related to mining, processing or dealing in gold or other precious metals and minerals. Shareholders of these Funds are being requested to vote to amend and simplify their Funds' current Restriction concerning concentration. Shareholders of these Funds can find the proposed amended and simplified fundamental Restriction concerning concentration in Part II of Exhibit C and can find their Fund's current fundamental Restriction concerning concentration in Exhibit D.

             With respect to Evergreen Latin America Fund, see Proposal 6 below regarding a proposed amendment to the Fund's fundamental Restriction regarding concentration.

             The primary purpose of the proposed amendment is to simplify the above-named Funds' discussion of their concentration policies and allow for future investment management flexibility in response to regulatory requirements without the necessity of a further shareholder vote. Adoption of the simplified fundamental Restrictions on concentration for the above-named Funds is not expected to materially affect the operation of such Funds because each Fund will continue to abide by the description of its current concentration policy described in Exhibit D.


Proposal 3C: To Amend The Fundamental Restriction concerning the Issuance of
             Senior Securities

             The Funds' current fundamental Restrictions regarding the issuance of senior securities generally state that a Fund shall not issue any senior security or state the criteria under which a security is deemed not to be a senior security.

             It is proposed that shareholders approve replacing the Funds' current fundamental Restrictions concerning the issuance of senior securities with the following fundamental Restriction governing the issuance of senior securities:

                   "Except as permitted under the
                   Investment Company Act of 1940,
                   the Fund may not issue
                   senior securities."

             The primary purpose of this proposed change is to standardize the Funds' fundamental Restriction regarding senior securities.

             The proposed fundamental Restriction clarifies that the Funds may issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally an obligation of a Fund which has a claim to the Fund's assets or earnings that takes precedence over the claims of the Fund's shareholders. The 1940 Act generally prohibits open-end investment companies (i.e. mutual funds) from issuing any senior securities; however, under current SEC staff interpretations, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction that obligates a Fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is farther away than the normal settlement period) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. Funds would engage in transactions that could be considered to involve "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

             Adoption of the proposed fundamental Restriction concerning senior securities is not expected to materially affect the operation of the Funds. However, adoption of a standardized fundamental Restriction will facilitate the Funds' investment Advisers' investment compliance efforts and will allow the Funds to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to the Funds and their shareholders.

Proposal 3D: To Amend The Fundamental Restriction Concerning Borrowing

             Generally, the Funds' current fundamental Restrictions concerning borrowing state that a Fund shall not borrow money except in an amount not in excess of 5% of the total assets of the Fund, and then only for emergency and extraordinary purposes, which shall not prohibit escrow and collateral arrangements in connection with investment in financial futures contracts and related options. Some Funds have more broad borrowing authority. When reviewing your Fund(s)' policies on borrowings as set forth in Exhibit D, you should also review your Fund(s)' policies on the issuance of senior securities since the topics are interrelated.

             In general, under the 1940 Act, a Fund may not borrow money, except that (i) a Fund may borrow from banks (as defined in the Investment Company Act of 1940, as amended) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) a Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies, as such policies may be set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

             It is  proposed  that  shareholders  approve  replacing  the Funds'
current  fundamental   Restrictions   regarding  borrowing  with  the  following
fundamental Restriction:

                   "The Fund may not borrow money, except to the extent permitted by applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time."

             If the proposal is approved, all Funds other than the Evergreen American Retirement Fund, the Evergreen Global Real Estate Equity Fund and the Evergreen U.S. Real Estate Equity Fund will disclose that they will not engage in leveraging.

             The primary purpose of the proposed change to the fundamental Restriction concerning borrowing is to standardize the Restriction.

             Adoption of the proposed Restriction is not currently expected to materially affect the operations of the Funds. However, many of the Funds' current Restrictions restrict borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed Restriction therefore would allow a Fund to purchase a security while borrowings representing more than 5% of total assets are outstanding. While the Funds other than Evergreen American Retirement Fund, the Evergreen Global Real Estate Equity Fund and the Evergreen U.S. Real Estate Equity Fund have no current intention to leverage, the flexibility to do so may be beneficial to a Fund at a future date.

Proposal 3E: To Amend The Fundamental Restriction Concerning Underwriting

             Each Fund is currently subject to a fundamental Restriction concerning underwriting. The Restrictions generally provide that a Fund shall not underwrite any securities. It is proposed that shareholders approve replacing the current fundamental Restriction with the following fundamental Restriction concerning underwriting:

                   "The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed an underwriter in connection with the disposition of its portfolio securities."

             The primary purpose of the proposed change is to clarify that the Funds are not prohibited from selling securities if, as a result of the sale, the Funds would be considered underwriters under the federal securities laws. It is also intended to standardize the Funds' fundamental Restrictions regarding underwriting. While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

Proposal 3F: To Amend The Fundamental  Restriction  Concerning Investment in
             Real Estate

             The Funds currently have a fundamental Restriction concerning the purchase of real estate. In general, the Restrictions state that a Fund shall not purchase or sell real estate. In the opinion of management, this Restriction does not currently preclude investment in securities of issuers that deal in real estate.

             Shareholders are being asked to approve amendment of Restrictions similar to that described above. As proposed, the Funds' current fundamental Restrictions will be replaced by the following fundamental Restriction which will govern future purchases and sales of real estate:

                   "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or
                   (b) securities issued by issuers that invest in real estate."

             The primary purpose of the proposed amendment is to clarify the types of securities in which the Funds are authorized to invest and to standardize the Funds' fundamental Restriction concerning real estate.

             The proposed fundamental Restriction would make it explicit that each of the Funds may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate, in the event of default. Any investments in these securities are, of course, subject to the Fund's investment objective and policies and to other limitations regarding diversification and concentration. However, in view of the types of securities in which the Funds other than the Evergreen U.S. Real Estate Equity Fund and the Evergreen Global Real Estate Equity Fund regularly invest, the investment advisers consider this to be a remote possibility.

             To the extent that a Fund buys securities and instruments of companies in the real estate business, the Fund's performance will be affected by the condition of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.

             While the proposed change will have no current impact on the Funds, adoption of the proposed standardized fundamental Restriction will advance the goals of standardization.

Proposal 3G: To Amend The  Fundamental  Investment  Restriction  Concerning
             Commodities

             The Funds currently are subject to various fundamental Restrictions that generally provide that a Fund shall not purchase or sell commodities or commodity contracts, except that certain Funds may, for hedging purposes, buy or sell financial futures contracts and related options.

             It is proposed that shareholders approve replacing the current fundamental Restrictions with the following fundamental Restriction concerning commodities:

                   "The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and
                   related   options  and  may  otherwise  do  so  in
                   accordance  with  applicable  law and  the  Fund's
                   Prospectus    and    Statement    of    Additional
                   Information, as they may be amended from time to time and without registering as a commodity pool operator under the Commodity Exchange Act."

             The proposed amendment is intended to allow appropriate Funds to have the flexibility to invest in futures contracts and related options, including financial futures such as interest rate and stock index futures (S&P 500, etc.). Certain Funds currently have the ability to invest in financial futures. Under the proposed amendment, these types of securities may be used for hedging or for investment purposes and involve certain risks.

             The investment advisers recognize that investment in futures contracts and related options may not be appropriate for all Funds. If the proposed amendment is approved, the investment advisers will determine the appropriateness of investment in futures contracts (including financial futures) and related options on a Fund-by-Fund basis.

             While the proposed change will have no material impact on the operation of the Funds, adoption of the proposed fundamental Restriction will advance the goals of standardization.

Proposal 3H: To Amend The  Fundamental  Investment  Restriction  Concerning
             Lending

             The Funds' current fundamental Restrictions concerning lending state generally that a Fund shall not lend its portfolio securities except under certain percentage and other limitations. In general, it is the Funds' current policy that such loans must be secured continuously by cash collateral maintained on a current basis in an amount at least equal to the market value of the securities loaned, or by irrevocable letters of credit. During the existence of the loan, a Fund must continue to receive the equivalent of the interest and dividends paid by the issuer on the securities loaned and interest on the investment of the collateral; the Fund must have the right to call the loan and obtain the securities loaned at any time on five days' notice, including the right to call the loan to enable the Fund to vote the securities. To comply with previous (but as a result of federal legislation passed last year, now superseded) requirements of certain state securities administrators, such loans were not to exceed one-third of the Fund's net assets taken at market value.

             It is proposed that  shareholders  approve the  replacement  of the
foregoing  fundamental   Restriction  with  the  following  amended  fundamental
Restriction concerning lending:

                   "The Fund may not make loans to other persons, except that the acquisition of investment securities or other investment instruments in accordance with the Fund's Prospectus and Statement of Additional Information shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's

                   Prospectus and Statement of Additional
                   Information, as they may be amended from time to time."

             The proposal is not expected to materially affect the operation of the Funds. However, the proposed Restriction would clarify the Funds' ability to invest in direct debt instruments such as loans and loan participations, which are interests in amounts owed to another party by a company, government or other borrower. These types of securities may have additional risks beyond conventional debt securities because they may provide less legal protection for the Fund, or there may be a requirement that the Fund supply additional cash to a borrower on demand.

             The adoption of a standardized fundamental Restriction, will advance the goals of standardization.


Proposal 3I: To Amend the Fundamental  Restriction  Concerning Investment in
             Federally Tax Exempt Securities

             This  proposed   change  applies  only  to  the  following   funds:
Evergreen: Tax Exempt Money Market, Institutional Tax-Exempt Money Market, Pennsylvania Tax-Free Money Market, Short-Intermediate Municipal, High Grade Tax Free, Tax Strategic Foundation, High Grade Tax Free, Georgia Municipal Bond, North Carolina Municipal Bond, South Carolina Municipal Bond, Virginia Municipal Bond, New Jersey Tax Free Income, Massachusetts Tax Free, New York Tax Free, Pennsylvania Tax Free, California Tax Free, Missouri Tax Free Funds.

             The 1940 Act provides, in effect, that a mutual fund cannot use a name or title which, may be deceptive or misleading. If a fund's name suggests a certain type of investment policy, its name should be consistent with its statement of policy. The SEC staff has taken the position that if a mutual fund's name implies that its distributions will be exempt from federal income taxation it should have a fundamental policy requiring that during periods of normal market conditions either (1) the fund's assets will be invested so that at least 80% of the income will be tax-exempt or (2) the fund will have at least 80% of its net assets invested in tax-exempt securities. While expressed in a variety of ways, each of the Funds listed above currently has a fundamental policy complying with the foregoing requirement.

             If the Fund's name implies that its distributions will be exempt from federal income taxation, it is proposed that shareholders of the above-named Funds approve replacing such Funds' current fundamental Restrictions regarding the foregoing 80% test with the following fundamental Restriction:

                   "The Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines, issued by the staff of the Securities and Exchange Commission concerning investment in tax-exempt securities."

             This proposed fundamental Restriction, if adopted by shareholders, will permit the Funds' investment advisers to respond to changed regulatory requirements without the delay and expense of the solicitation of shareholder approval. Adoption of the proposed change is not expected to materially affect the operation of the Funds and the Funds will continue to follow applicable SEC staff guidelines as embodied in the applicable Funds' current fundamental Restrictions. The above-named Funds' current fundamental Restrictions in this regard may be found in Exhibit D under item 9.

Proposal 3J: Reclassification  as Nonfundamental of All Current Fundamental
             Restrictions Other than the Fundamental Restrictions Described in the Foregoing Proposals 3A through 3I.

             Like all mutual funds, when the Funds were established the Trustees adopted certain investment Restrictions that would govern the efforts of the Funds' investment advisers in seeking the Funds' respective investment objectives. Some of these Restrictions were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of the relevant Fund. Many of the Funds' investment restrictions were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment restrictions have been preempted by federal law and no longer apply.

             The Funds' fundamental Restrictions were established to reflect certain regulatory, business or industry conditions as they existed at the time a Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the Restrictions discussed in Proposals 3A through 3H above be classified as fundamental and certain SEC staff guidelines require Proposal 3I to be classified as fundamental. As a result, this Proposal 3J proposes to reclassify as nonfundamental all current fundamental Restrictions of certain Funds other than the fundamental Restrictions discussed in the foregoing Proposals 3A through 3I.

             Nonfundamental Restrictions may be changed or eliminated by a Fund's Trustees at any time without approval of the Fund's shareholders. The current fundamental Restrictions proposed to be reclassified as nonfundamental are shown in Exhibit D by an "R", which stands for "To be Reclassified." You will find the page(s) in which your Fund(s) Restrictions are described in the index at the beginning of Exhibit D.

             None of the proposed changes will alter any Fund's investment objective. Indeed, the Trustees believe that approval of the reclassification of fundamental Restrictions to nonfundamental Restrictions will enhance the ability of the Funds to achieve their respective investment objectives because the Funds' investment advisers will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

                                    PART III

              PROPOSAL 4 - AMENDMENT TO THE INVESTMENT OBJECTIVE OF
              EVERGREEN INSTITUTIONAL TAX-EXEMPT MONEY MARKET FUND,
                EVERGREEN PENNSYLVANIA TAX-FREE MONEY MARKET FUND
                   AND EVERGREEN TAX EXEMPT MONEY MARKET FUND

             The Boards of Trustees of Evergreen Institutional Tax-Exempt Money Market Fund, Evergreen Pennsylvania Tax-Free Money Market Fund and Evergreen Tax Exempt Money Market Fund have proposed amending each Fund's investment objective to permit each Fund to invest without limit in obligations subject to the Federal alternative minimum tax. If the change in investment objective is approved, the respective Board has approved a change in the name of the Fund respectively from Evergreen Institutional Tax-Exempt Money Market Fund to Evergreen Institutional Municipal Money Market Fund, from Evergreen Pennsylvania Tax-Free Money Market Fund to Evergreen Pennsylvania Municipal Money Market Fund, and from Evergreen Tax Exempt Money Market Fund to Evergreen Municipal Money Market Fund.

             Each Fund has a substantially similar investment objective of seeking high current income exempt from Federal income tax, and in the case of the Evergreen Pennsylvania Tax- Free Money Market Fund, exempt from Pennsylvania personal income taxes. Interest income on certain types of bonds issued after August 7, 1986 to finance nongovernmental activities is an item of "tax-preference" subject to the Federal alternative minimum tax for individuals and corporations. To the extent a Fund invests in these "private activity" bonds (some of which were formerly referred to as "industrial development" bonds), individual and corporate shareholders, depending on their status, may be subject to the alternative minimum tax on the part of the Fund's distributions derived from the bonds. As a matter of fundamental policy, which may not be changed without shareholder approval, each of the Funds currently invests at least 80% of its net assets in municipal obligations, the interest from which is not subject to the Federal alternative minimum tax.

             The investment adviser to each Fund believes that it would be advantageous to shareholders to permit the Fund to invest without limit in obligations subject to the Federal alternative minimum tax. Such a change could result in enhanced yields. Since relatively few people are subject to such tax it is not expected that such change will negatively affect the vast majority of shareholders.

             If shareholders approve the proposed change to amend the investment objective of the Funds named above, under normal circumstances it is anticipated that each Fund will invest its assets so that at least 80% of its annual interest income is exempt from Federal income tax other than the Federal alternative minimum tax.

Required Vote

             The affirmative vote of a majority of the issued and outstanding voting securities of each Fund is required to approve Proposal 4. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) a majority of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if more than 50% of the outstanding shares of the Fund are represented.

             The  Trustees  of  Each   Applicable   Registrant   Recommend  That
Shareholders Vote to Approve Proposal 4.



              PROPOSAL 5 - AMENDMENT TO THE INVESTMENT OBJECTIVE OF
                          EVERGREEN LATIN AMERICA FUND

             The Trustees of Evergreen Latin America Fund have proposed amending the Fund's investment objective to permit the Fund to invest without limit in securities of issuers located in Latin America. If the change in investment objective is approved, the Fund would no longer be required to invest a percentage of its assets in securities of issuers in the United States and Canada.

             The Fund's current primary objective is long term growth of capital through investments in equity and fixed income securities of North America (the United States and Canada) and Latin America (Mexico and countries in South and Central America). As a secondary objective, the Fund seeks current income. The Fund's investment objectives are fundamental and may not be changed without shareholder approval.

             Under normal circumstances, the Fund invests at least 65% of its assets in securities of issuers in Latin America. The Fund ordinarily maintains investments in at least three Latin American countries. The Fund deems Latin America to include Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Ecuador, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Paraguay, Peru, Uruguay and Venezuela. An issuer is deemed to be in Latin America if it is organized under the laws of a country within that region; its principal securities trading market is in that region; it derives at least 50% of its revenue or profits from goods produced or sold, investments made, or services performed in that region or it has at least 50% of its assets located in the region.

             If shareholders approve the proposed change, the Fund's investment objectives would be amended to provide that the Fund's primary objective is long term growth of capital through investments in equity and fixed income securities of issuers located in Latin America (Mexico and countries in South and Central America). The Fund's investment adviser believes that the amended investment objective better reflects the Fund's emphasis of investing in Latin America and the recent name change from Keystone Fund of the Americas. While investments in Latin America's emerging market present strong long-term growth potential, such investments are subject to special risks, such as political and economic uncertainties, fluctuating currency exchange rates, less-regulated securities markets and different legal standards. If the change in investment objective is approved, the Fund will continue to be permitted to invest up to 35 percent of its assets in securities of United States and Canadian issues.

Required Vote

             The affirmative vote of a majority of the issued and outstanding voting securities of Evergreen Latin America Fund is required to approve Proposal 5. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) a majority of the outstanding voting shares of the Fund, or (b) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if more than 50% of the outstanding shares of the Fund are represented.

             The Trustees of Evergreen Latin America Fund Recommend That Shareholders Vote to Approve Proposal 5.

            PROPOSAL 6 - AMENDMENT TO THE FUNDAMENTAL RESTRICTION OF
                    EVERGREEN LATIN AMERICA FUND RELATING TO
                             INDUSTRY CONCENTRATION

             The Trustees of Evergreen Latin America Fund also have proposed amending the Fund's investment restriction relating to industry concentration. The Fund's current investment restriction states that it will not invest 25 percent or more of its total assets (taken at market value) in securities of issuers in a particular industry or group or related industries, including a foreign government, except United States government securities. If shareholders approve the proposed amendment, the Fund's investment restriction regarding industry concentration would be amended to provide that the Fund will not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities
issued   or   guaranteed   by  the  U.S.   government,   or  its   agencies   or
instrumentalities) and except for investments in the banking, construction, energy, food and beverage, retail, telecommunications and utility industries and in conglomerates.

             It is the position of the staff of the SEC that investment (including holdings of debt securities) of more than 25 percent of the value of a mutual fund's assets in any one industry represents concentration. If the investment company intends to concentrate in a particular industry or group of industries it is required to specify the industry or group of industries in which it will concentrate. If a mutual fund desires to change a policy of concentration, the 1940 Act requires that shareholder approval of a new policy must be obtained.

             If approved by shareholders, the proposal would require that the Fund invest at least 25 percent of its assets in issuers in the banking, construction, energy, food and beverage, retail, telecommunications and utility industries and in conglomerates. The investment adviser to the Fund believes that it would be advantageous to shareholders to permit the Fund to concentrate its investments in the industries specified above. The specified industries represent a proportionately larger percentage of Latin American issuers than the same industries in the United States. Certain issuers in the specified industries were formed from former government monopolies that have recently been privatized and may represent attractive investment opportunities. As a result of the Fund's investment concentration in the specified industries, however, if the proposal is approved, the Fund would be subject to the risks of investment in the specified industries to a greater degree than if the Fund did not concentrate its investments as proposed.

Required Vote

             The affirmative vote of a majority of the issued and outstanding voting securities of Evergreen Latin America Fund is required to approve Proposal 6. Under the 1940 Act, the affirmative vote of "a majority of the outstanding voting securities" of a Fund is defined as the lesser of (a) majority of the outstanding share of the Fund or (b) 67% or more of the shares of the Fund present or represented by proxy at the Meeting if more that 50% of the outstanding shares of the Fund are represented.

             The Trustees of Evergreen Latin America Fund Recommend That Shareholders Vote to Approve Proposal 6.

VOTING  INFORMATION CONCERNING THE MEETING

             Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting for the following Funds: Evergreen Fund, Evergreen Aggressive Growth Fund, Evergreen Income and Growth Fund,
Evergreen Growth and Income Fund, Evergreen Money Market Fund, Evergreen Institutional Money Market Fund, Evergreen Institutional Treasury Money Market Fund, Evergreen American Retirement Fund, Evergreen Small Cap Equity Income
Fund, Evergreen Tax Exempt Money Market Fund, Evergreen Short-Intermediate Municipal Fund, Evergreen Florida High Income Municipal Bond Fund, Evergreen Institutional Tax Exempt Money Market Fund, Evergreen Global Real Estate Equity Fund, Evergreen U.S. Real Estate Equity Fund, Evergreen Global Leaders Fund, Evergreen Foundation Fund, Evergreen Tax Strategic Foundation Fund, Evergreen Intermediate Term Government Securities Fund, Evergreen Intermediate Term Bond Fund, Evergreen Pennsylvania Tax Free Money Market Fund, Evergreen New Jersey Tax Free Income Fund, Evergreen Latin America Fund, Evergreen Capital Preservation and Income Fund, Evergreen Fund for Total Return, Evergreen Natural Resources Fund, Evergreen Omega Fund, Evergreen Massachusetts Tax Free Fund, Evergreen Pennsylvania Tax Free Fund, Evergreen New York Tax Free Fund, Evergreen California Tax Free Fund, Evergreen Missouri Tax Free Fund, Evergreen Strategic Income Fund, Keystone High Income Bond Fund (B-4), Keystone Strategic Growth Fund (K-2), Keystone Growth and Income Fund (S-1), Evergreen Institutional Adjustable Rate Fund, Evergreen Institutional Trust, and Keystone Precious Metals Holdings, Inc.

             The holders of one-third of the shares outstanding at the close of business on the Record Date present in person or represented by form of proxy will constitute a quorum for the Meeting of The Evergreen MicroCap Fund, Inc.

             The holders of one-fourth of the shares outstanding at the close of business on the Record Date present in person or represented by form of proxy will constitute a quorum for the Meeting of the following Funds: Evergreen Emerging Markets Growth Fund, Evergreen International Equity Fund, Evergreen Value Fund, Evergreen Utility Fund, Evergreen Short-Intermediate Bond Fund, Evergreen U.S. Government Fund, Evergreen Georgia Municipal Bond Fund, Evergreen North Carolina Municipal Bond Fund, Evergreen South Carolina Municipal Bond Fund, Evergreen Virginia Municipal Bond Fund, Evergreen High Grade Tax Free Fund, and Evergreen Treasury Money Market Fund, Evergreen Global Opportunities Fund, and Keystone International Fund Inc.

             If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each proposal listed thereon and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve any proposal requiring a vote based on the percentage of shares actually voted. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the appropriate Fund, 200 Berkeley Street, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby described in Part I of this proxy statement and FOR the proposals described in Parts II and III described in this proxy statement.

             Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. The number of shares of each Fund outstanding as of the close of business on October 16, 1997 is set forth in Exhibit E.

             Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of First Union National Bank, its affiliates or other representatives of the Funds (who will not be paid for their solicitation activities). Shareholder Communications Corporation ("SCC") and its agents have been engaged by the Funds to assist in soliciting proxies, and may call shareholders to ask if they would be willing to authorize SCC to execute a proxy on their behalf authorizing the voting of their shares in accordance with the instructions given over the telephone by the shareholders. In addition, shareholders may call SCC at 1-800-733-8481, extension 404 between the hours of 9:00 a.m. and 11:00 p.m. Eastern time in order to initiate the processing of their votes by telephone. SCC will utilize a telephone vote solicitation procedure designed to authenticate the shareholder's identity by asking the shareholder to provide his or her social security number ( in the case of an individual) or taxpayer identification number (in the case of an entity). The shareholder's telephone instructions will be implemented in a proxy executed by SCC and a confirmation will be sent to the shareholder to ensure that the vote has been authorized in accordance with the shareholder's instructions. Although a shareholder's vote may be solicited and cast in this manner, each shareholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. The Funds believe that this telephonic voting system complies with applicable law and have reviewed opinions of counsel to that effect.

             If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this proxy statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.

             In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

             Except for Keystone International Fund Inc. and Keystone Precious Metals Holdings, Inc., no Fund is required or intends to hold annual or other periodic meeting of shareholders except as may be required by the 1940 Act. If the Reorganization is not approved by shareholders of a Fund, the next meeting of the shareholders of such Fund will be held at such time as the Board may determine or as may be legally required. If any change proposed in Parts II and III of this proxy statement is not approved by shareholders of a Fund, the current restriction, limitation or policy will remain in place as to such Fund. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement such that they will be received by the Fund in a reasonable period of time prior to any such meeting.


             NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise each Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this proxy statement needed to supply copies to the beneficial owners of the respective shares.

                             ADDITIONAL INFORMATION

Payment of Expenses

             Each Fund will pay its proportionate share of expenses of the preparation, printing and mailing to its shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.

             It is expected that the cost of retaining SCC to assist in the proxy solicitation process will not exceed $909,000, which cost will be allocated among the Funds pro rata based on their respective net assets.

Beneficial Ownership

             Exhibit F contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding Shares, as of September 30, 1997. On that date, the existing Trustees and officers of the Fund, together as a group, "beneficially owned" less than one percent of each Fund's outstanding Shares.

             The term "beneficial ownership" is as defined under Section 13(d) of the Securities Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Trustees, officers of such Fund, and/or on records of Evergreen Service Company.

Annual and Semi-Annual Reports to Shareholders

             Each of the Funds will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report, if any) to a shareholder of the Fund upon request. Any such request should be directed to Evergreen Service Company at 200 Berkeley Street, Boston, Massachusetts 02116-5034 or (800) 343-2898.

                                 OTHER BUSINESS

             The Boards do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

             EACH BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF EACH PROPOSAL AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSALS.


October 1997

                                    EXHIBIT A

                 [FORM OF AGREEMENT AND PLAN OF REORGANIZATION]


             AGREEMENT AND PLAN OF CONVERSION AND TERMINATION dated _____________, 1997 (the "Agreement"), between [Name of Trust], a Massachusetts business trust [or Pennsylvania common law trust or New York, Delaware or Maryland Corporation] having an office at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Original Fund") and [Name of Successor Trust], a Delaware business trust having an office at 200 Berkeley Street, Boston, Massachusetts 02116.

             WHEREAS, the Board of Trustees of the Original Fund and the Board of Trustees of the Successor Trust have determined that it is in the best interests of the Original Fund and the Successor Trust, respectively, that the assets of the Original Fund be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable laws of the state of organization of the Original Fund and the State of Delaware; and

             WHEREAS, the parties desire to enter into a plan of exchange which would constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended:

             NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

             1.       PLAN OF EXCHANGE.

             (A) Subject to the terms and conditions set forth herein, on the Exchange Date (as defined herein), the Original Fund shall assign, transfer and convey the assets of each of its series (collectively, the "Funds" and each individually, a "Fund"), including all securities and cash held by each Fund (subject to the liabilities of each such Fund) to a corresponding series of the Successor Trust (collectively, the "Successor Funds" and each individually, a "Successor Fund"), and each such Successor Fund shall acquire all of the assets of each corresponding Fund (subject to the liabilities of each such Fund) in exchange for full and fractional shares of beneficial interest of such Successor Fund, $.001 par value per share (the "Fund Shares"), to be issued by the Successor Trust, having, in the case of each Successor Fund, an aggregate net asset value equal to the value of the net assets of the corresponding Fund acquired. The value of the assets of each of the Funds and the net asset value per share of the Fund Shares of each of the Successor Funds shall be determined as of the Valuation Date in accordance with the procedures for determining the value of each Fund's assets set forth in the Original Fund's organizational document and the then-current prospectus and statement of additional information for each Current Fund that forms a part of the Successor Fund's Registration Statement on Form N-1A (the "Registration Statement". In lieu of delivering certificates for the Fund Shares, the Successor Trust shall credit the Fund Shares to the Original Fund's account on the share record books of the Successor Trust and shall deliver a confirmation thereof to the Original Fund. The Original Fund shall then deliver written instructions to the Successor Trust's transfer agent to establish accounts for the shareholders on the share record books relating to each of the Funds. With respect to any Fund that offers more than one class of shares as of the Exchange Date, the exchange transaction described above will involve the delivery of shares of classes relative to the corresponding class of each such, respectively. Fund Shares of each such class shall have the same aggregate net asset value as the aggregate net asset value of the corresponding class of the Fund. Notwithstanding anything expressly or by implication set forth herein (but without limiting the rights of the Boards of Trustees of the Original Fund and Successor Trust under Section 8 hereof), this Agreement, and the transactions contemplated herein, shall be deemed to apply to each Fund as to which the condition precedent set forth in section 6(a) hereof shall have been satisfied and its corresponding Successor Fund, and shall not apply to any Fund (or its corresponding Successor Fund) as to which such condition precedent shall not have been satisfied.

             (b) Delivery of the assets of each of the Funds to be transferred shall be made not later than the next business day following the Valuation Date (the "Exchange Date"). Assets transferred shall be delivered to State Street Bank and Trust Company, the Successor Trust's custodian (the "Custodian"), for the account of the Successor Trust and the Successor Funds, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Successor Trust and the Successor Funds free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Successor Trust and the Successor Funds. All assets delivered to the Custodian as provided herein shall be allocated by the Successor Trust to each Successor Fund corresponding to the Fund from which, or on the account of which, the assets were transferred.

             (c) The Original Fund will pay or cause to be paid to the Successor Trust any interest received on or after the Exchange Date with respect to assets transferred from any Fund to the corresponding Successor Fund hereunder and the Successor Trust any distributions, rights or other assets received by the Original Fund after the Exchange Date as distributions on or with respect to the securities transferred from any Fund to the corresponding Successor Fund hereunder and the Successor Trust shall allocate any such distributions, rights or other assets to the appropriate Successor Fund. All such assets shall be deemed included in assets transferred to the Funds on the Exchange Date and shall not be separately valued.

             (d) The Valuation Date shall be December 19, 1997, or such earlier or later date as may be mutually agreed upon by the parties.

             (e) As soon as practicable after the Exchange Date, the Original Fund shall distribute all of the Fund Shares of each of the Successor Funds received by it among the shareholders of each corresponding Fund in proportion to the number of shares each such shareholder holds in each such Fund and, upon the effecting of such a distribution on behalf of all of the Funds, the Original Fund will dissolve and terminate. After an Exchange Date, a Fund which has been the subject of the exchange transactions on such Exchange Date shall not conduct any business except in connection with its dissolution and termination.

             2. THE ORIGINAL FUND'S REPRESENTATIONS AND WARRANTIES. The Original Fund represents and warrants to and agrees with the Successor Trust as follows:

             (a) The Original Fund is duly organized, validly existing and in good standing under the laws of the state of its organization and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

             (b) The Original Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

             (c) Except as shown on the audited financial statements of each Current Fund for its most recently completed fiscal period and as incurred in the ordinary course of the Original Fund's and each Fund's business since then, neither the Original Fund nor any Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Original Fund or any Fund.

             (d) On the Exchange Date, the Original Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

             3. THE SUCCESSOR TRUST'S REPRESENTATIONS AND WARRANTIES. The Successor Trust represents and warrants to and agrees with the Original Fund as follows:

             (a) The Successor is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business as it is now being conducted and to carry out this Agreement.

             (b) The Successor Trust is registered or will register as an open-end management investment company and adopt the Registration Statement of the Original Fund, for purposes of the Securities Act of 1933, as amended, and the 1940 Act.

             (c) Neither the Successor Trust nor any Successor Fund has any known liabilities of a material amount, contingent or otherwise, and there are no material legal, administrative or other proceedings pending or threatened against the Successor Trust or any Successor Fund.

             (d) At the Exchange Date, the Fund Shares to be issued to the Original Fund (the only Fund Shares to be issued as of the Exchange Date, except for the initial capital, if any, of the Successor Trust) will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Successor Trust. No Successor Trust or Successor Fund shareholder will have any preemptive right of subscription or purchase in respect thereof.

             4. THE SUCCESSOR TRUST'S CONDITIONS PRECEDENT. The obligations of the Successor Trust hereunder shall be subject to the following conditions:

             (a) The Original Fund shall have furnished to the Successor Trust a statement of the Original Fund's assets, including a list of securities owned by the Original Fund with their respective tax costs and values determined as provided in Section 1 hereof, all as of the Exchange Date.

             (b) As of the Exchange Date, all representations and warranties of the

Original Fund made in this Agreement shall be true and correct as if made at and as of such date, and the Original Fund shall have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

             (c) For each Fund, a vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by a "vote of a majority of the outstanding voting securities" (within the meaning of the 1940 Act and the rules thereunder) of the Fund.

             5. THE ORIGINAL FUND'S CONDITIONS PRECEDENT. The obligations of the Original Fund hereunder shall be subject to the condition that as of the Exchange Date all representations and warranties of the Successor Trust made in the Agreement shall be true and correct as if made at and as of such date, and that the Successor Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

             6. THE SUCCESSOR TRUST'S AND THE ORIGINAL FUND'S CONDITIONS PRECEDENT. The obligations of both the Successor Trust and the Original Fund hereunder as to any particular Fund and its corresponding Successor Fund shall be subject to the following conditions:

             (a) This Agreement and the transactions contemplated hereby shall have been approved by a "vote of a majority of the outstanding voting securities" (within the meaning of the 1940 Act and the rules thereunder) of the Fund.

             (b) The receipt of such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") or state securities commissions, as may be necessary to permit the parties to carry out the transaction contemplated by this Agreement shall have been received.

             (c) The Successor Trust's adoption of the Registration Statement on Form N- 1A under the 1933 Act and the 1940 Act shall have become effective, and any post-effective amendments to such Registration Statement as are determined by the Trustees to be necessary and appropriate, shall have been filed with the Commission and shall have become effective.

             (d) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization transactions contemplated hereby under Section 25(c) of the 1940 Act and no other action, suit or other proceeding shall be threatened or pending before any court or governmental agency which seeks to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

             Provided, however, that at any time prior to the Exchange Date, any of the foregoing conditions in this Section 6 may be waived by the parties if, in the judgment of the parties, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund.

             7. INDEMNIFICATION. The Successor Trust hereby agrees with the Original Fund and each Trustee or Director of the Original Fund: (i) to indemnify each Trustee or Director of the Original Fund against all liabilities and expenses referred to in the indemnification provisions of the Original Fund's organizational documents, to the extent provided therein, incurred by any Trustee or Director of the Original Fund; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee or Director of the Original Fund against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Original Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Original Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.

             8. TERMINATION OF AGREEMENT. As to any Fund and its corresponding Successor Fund, this Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Original Fund or the Board of Trustees of the Successor Trust, at any time prior to the Exchange Date (and notwithstanding any vote of the shareholders of the Fund) if circumstances should develop that, in the opinion of either the Board of Trustees of the Original Fund or the Board of Trustees of the Successor Trust, make proceeding with this Agreement inadvisable. In making any such determination as to any Fund and its corresponding Successor Fund, the respective Boards of Trustees may consider, among other factors, whether approval has been rendered by shareholders of all (or only some) of the Funds.

             As to any Fund and its corresponding Successor Fund, if this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Successor Trust or the trustees, officers or shareholders of the Original Fund, in respect of this Agreement.

             9. WAIVER AND AMENDMENTS. At any time prior to the Exchange Date, any of the conditions set forth in Section 4 may be waived by the Board of Trustees/Directors of the Original Fund, and any of the conditions set forth in
Section 5 may be waived by the Board of Trustees of the Successor Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Original Fund or the shareholders of the Successor Trust, as the case may be. In addition, prior to the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Trustees of the Original Fund and Successor Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of shareholders.

             10. NO SURVIVAL OF REPRESENTATIONS. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

             11. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Delaware, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Original Fund, shall be governed and construed in accordance with the laws of the state of organization of the Original Fund without giving effect to principles of conflict of laws.

             12. CAPACITY OF TRUSTEES, ETC. With respect to the Original Fund, if organized as a Trust, the names refer respectively to the Trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in the Original Fund's state of organization, which is hereby referred to and is also on file at the principal office of the Original Fund. The obligations of the Original Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Original Fund personally, but bind only the trust property, and all persons dealing with any Current Fund of the Original Fund must look solely to the trust property belonging to such Current Fund for the enforcement of any claims against the Original Fund.

             13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

             IN WITNESS WHEREOF, the Original Fund and the Successor Trust have caused this Agreement and Plan of Conversion and Termination to be executed as of the date above first written.



                                          [Original Fund]

ATTEST:_______________________        By:___________________________
                                          Title:



                                          Evergreen [Successor Trust]


ATTEST:_______________________        By:___________________________
                                          Title:

                                    EXHIBIT B

             FOR KEYSTONE INTERNATIONAL FUND INC. (the "FUND") ONLY

                         BUSINESS CORPORATION LAW OF THE
                          COMMONWEALTH OF MASSACHUSETTS


         Chapter 156B, ss.86 and 87 Right of Appraisal. If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in section eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

         If the proposed Reorganization is approved by the stockholders at the Meeting and effected by the Fund, any stockholder (1) who files with the Fund before the taking of the vote on the approval of such action, written objection to the proposed action stating that he or she intends to demand payment for his or her shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the Fund or the Successor Fund within twenty days after the date of mailing to him or her of notice in writing that the corporate action has become effective, payment for his or her shares and an appraisal of the value thereof. The Fund and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts.

                                    EXHIBIT C

                                     PART I

                 PROPOSED STANDARDIZED FUNDAMENTAL RESTRICTIONS


1.           Diversification of Investments

                          "The Fund may not make any investment inconsistent with the Fund's classification as a diversified
                          [non-diversified] investment company under the Investment Company Act of 1940, as amended."

2a. Concentration of a Fund's Assets in a Particular Industry. [All Funds Other than those listed in 2(b) below.]

                          "The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or [in the case of Money Market Funds] domestic bank money instruments)."

2b. Shareholders of Evergreen U.S. Real Estate Equity Fund, Evergreen Global Real Estate Equity Fund, Evergreen Utility Fund and Keystone Precious Metals Holdings Inc., please see Part II of this Appendix 2.

3.           Issuance of Senior Securities

                          "Except as permitted under the Investment Company Act of 1940, as amended, the Fund may not issue senior securities."

4.           Borrowing

                          "The Fund may not borrow money, except to the extent permitted by applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time."

[The following is applicable to all Funds other than Evergreen American Retirement Fund, Evergreen Global Real Estate Equity Fund and Evergreen U.S. Real Estate Equity Fund.]

                          "As an operating policy, the Fund shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund."

5.           Underwriting

                          "The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed an underwriter in connection with the disposition of its portfolio securities."

6.           Investment in Real Estate

                          "The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in (a) securities directly or indirectly secured by real estate, or (b) securities issued by companies that invest in real estate."

7.           Commodities

                          "The Fund may not purchase or sell commodities or contracts on commodities except to the extent that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time and without registering as a commodity pool operator under the Commodity Exchange Act.

8.           Lending

                          The Fund may not make loans to other persons, except that the acquisition of investment securities or other investment instruments in accordance with the Fund's Prospectus and Statement of Additional Information shall not be deemed, to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time."

9.           Investment in Federally Tax Exempt Securities

             For: Evergreen Tax Exempt Money Market, Evergreen Institutional Tax Free Money Market, Evergreen Pennsylvania Tax-Free Money Market, Evergreen Short-Intermediate Municipal, Evergreen Tax Strategic Foundation, Evergreen

             High Grade Tax Free, Evergreen Georgia Municipal Bond, Evergreen North Carolina Municipal Bond, Evergreen Virginia Municipal Bond, Evergreen New Jersey Tax Free Income, Evergreen Massachusetts Tax Free, Evergreen New York Tax Free, Evergreen Pennsylvania Tax Free, Evergreen California Tax Free and Evergreen Missouri Tax Free
             Funds:

                          "If the Fund's name implies that its distributions will be exempt from federal income taxation, the Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines, issued by the staff of the Securities and Exchange Commission."

                                    EXHIBIT C

                                     PART II

                    PROPOSED AMENDED FUNDAMENTAL RESTRICTIONS
                           REGARDING CONCENTRATION FOR
                          THOSE FUNDS THAT CONCENTRATE
                                THEIR INVESTMENTS


1. For Evergreen U.S. Real Estate Equity Fund and Evergreen Global Real Estate Equity Fund:

                              "The Fund will concentrate its
                              investments in the real estate
                              industry."


2.           For Evergreen Utility Fund:

                              "The Fund will concentrate its
                              investments in the utilities industry."


3.           For Keystone Precious Metals Holdings, Inc.:

                              "The Fund will concentrate its investments in industries related to the mining, processing or dealing in of gold or other precious metals and minerals."

                                       EXHIBIT D


                                         INDEX

                                    EVERGREEN FUNDS

                                                                         Page D-
I.   Equity Funds

     Evergreen Fund.........................................................
     Evergreen U.S. Real Estate Equity Fund.................................
     Evergreen Limited Market Fund, Inc.....................................
     Evergreen Aggressive Growth Fund.......................................
     Evergreen Growth and Income Fund.......................................
     Evergreen Utility Fund.................................................
     Evergreen Small Cap Equity Income Fund.................................
     Evergreen Income and Growth Fund.......................................
     Evergreen Value Fund...................................................

II   Bond Funds

     Evergreen U.S. Government Fund.........................................
     Evergreen Short-Intermediate Bond Fund.................................
     Evergreen Intermediate-Term Government Securities Fund.................

III  Balanced Funds

     Evergreen Foundation Fund..............................................
     Evergreen Tax Strategic Foundation Fund................................
     Evergreen American Retirement Fund.....................................

IV   International / Global Funds

     Evergreen Global Real Estate Equity Fund...............................
     Evergreen Emerging Markets Growth Fund.................................
     Evergreen International Equity Fund....................................
     Evergreen Global Leaders Fund..........................................

V    Money Market

     Evergreen Money Market Fund............................................
     Evergreen Tax Exempt Money Market Fund.................................
     Evergreen Treasury Money Market Fund...................................
     Evergreen Institutional Money Market Fund..............................
     Evergreen Institutional Treasury Money Market Fund.....................
     Evergreen Institutional Tax Exempt Money Market Fund...................
     Evergreen Pennsylvania Tax-Free Money Market Fund......................

VI   Municipal (Tax Free) Funds

     Evergreen Georgia Municipal Bond Fund..................................
     Evergreen North Carolina Municipal Bond Fund...........................
     Evergreen South Carolina Municipal Bond Fund...........................
     Evergreen Virginia Municipal Bond Fund.................................
     Evergreen Florida High Income Municipal Bond Fund......................
     Evergreen New Jersey Tax Free Income Fund..............................
     Evergreen Short-Intermediate Municipal Fund............................
     Evergreen High Grade Tax Free Fund.....................................

                       EVERGREEN (FORMERLY KEYSTONE) FUNDS

                                                                         Page D-

I  Equity Funds

     Evergreen Natural Resources Fund (formerly Keystone Global
      Resources and Development Fund)........................................
     Keystone Growth and Income Fund (S-1)...................................
     Evergreen Institutional Small Cap Growth Fund (formerly Keystone .......
     Institutional Trust:  Institutional Small Capitalization Growth Fund)...
     Evergreen (formerly Keystone) Omega Fund ...............................
     Keystone Precious Metals Holdings, Inc..................................
     Keystone Strategic Growth Fund (K-2)....................................

II.  Bond Funds

     Keystone High Income Bond Fund (B-4)....................................
     Evergreen (formerly Keystone) Capital Preservation and Income Fund......
     Evergreen (formerly Keystone) Institutional Adjustable Rate Fund........
     Evergreen (formerly Keystone) Strategic Income Fund.....................

III. Balanced Funds

     Evergreen (formerly Keystone) Fund for Total Return.....................

IV.  International / Global Funds............................................

     Evergreen Latin America Fund
     Evergreen (formerly Keystone) Global Opportunities Fund.................
     Keystone International Fund Inc.........................................

V.   Municipal (Tax Free) Funds

     Evergreen (formerly Keystone) State Tax Free Fund:......................
              Massachusetts..................................................
              New York.......................................................
              Pennsylvania...................................................

     Evergreen (formerly Keystone) State Tax Free Fund - Series II:..........
              California.....................................................
              Missouri.......................................................

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                                 EVERGREEN FUND

1.       Diversification(S)

         The Fund may not invest more than 5% of their net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration  (S)

         The Fund may not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total net assets in any one industry; provided, that this limitation shall not apply with respect to the Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

3.       Issuing Senior Securities(S)

         See "Borrowing"

4.       Borrowing (including  Reverse Repurchase Agreements)(S)

         The Fund may not borrow except as a temporary measure for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The Fund may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes (i) on an unsecured basis, subject to the requirements that the value of the Fund's assets, including the proceeds of borrowings, does not at any time become less than 300% of the Fund's indebtedness; provided, however, that if the value of the Fund's assets becomes less than such amount, the Fund will reduce its borrowings within three business days so that the value of the Fund's assets will be at least 300% of its indebtedness, or (ii) may make such borrowings on a secured basis, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of its total net assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of its total net assets taken at cost to secure such borrowing.

5.       Underwriting Securities of Other Issuers  (S)

         The Fund may not engage in the business of underwriting the securities of other issuers.

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that (i) the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts

7.       Commodities(S)

         The Fund may not purchase, sell or invest in commodities or commodity contracts.

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9.       Unseasoned Issuers (R)

         The Fund may not invest more than 5% of its net assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

10.      Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

11.      Short Sales  (R)

         The Fund may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue (and provided that transactions in futures contracts and options are not deemed to constitute selling securities short).

12.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

13.      Officers' and Directors' Ownership of Shares (R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees/Directors of the Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

14.      Warrants  (R)

         The Fund may not invest more than 5% of its net assets in warrants, and, of this amount, no more than 2% of each Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

15.      Interests in Oil, Gas or Other Mineral Exploration or Development
         Programs (R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

16.      Joint Trading (R)

         The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (A Fund's "bunching" of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

17.      Options (R)

         The Fund may not write, purchase or sell put or call options, or combinations thereof, except that the Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's total net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS


                                  Equity Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                          U.S. REAL ESTATE EQUITY FUND

1.       Diversification  (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

         The Fund may not concentrate its investments in any one industry, except that the Fund will invest at least 65% of its total assets in securities of companies engaged principally in the real estate industry. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. In addition, the Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry whose real estate assets are substantial relative to the price of the companies' securities.

3.       Issuing Senior Securities (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4.       Borrowing (Reverse Repurchase Agreements) (S)

         The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

5.       Underwriting Securities of Other Issuers  (S)

         The Fund may not engage in the business of underwriting the securities of other issuers.

6.       Real Estate  (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that (i) the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts; and (ii) the Fund may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein. The Fund will not purchase direct interests in real estate.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9.       Interests in Oil, Gas or Other Mineral  Exploration or  Development
         Programs (R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                            LIMITED MARKET FUND, INC.

1.       Diversification (S)

         The Fund may not invest more than 5% of their net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration

         The Fund may not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total net assets in any one industry; provided, that this limitation shall not apply with respect to the Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

3.       Issuing Senior Securities (S)

         The Fund may not issue senior securities, as defined in the Investment Company Act of 1940, as amended, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the restrictions described above.

4.       Borrowing (Reverse Repurchase Agreements) (S)

         The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The Fund may not borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total net assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

5.       Underwriting Securities of Other Issuers (S)

         The Fund may not engage in the business of underwriting the securities of other issuers.

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that (i) the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities or commodity contracts.

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9.       Short Sales (R)

         The Fund may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue (and provided that transactions in futures contracts and options are not deemed to constitute selling securities short).

10.      Margin Purchases  (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

11.      Officers' and Directors' Ownership of Shares (R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees/Directors of the Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

12.      Warrants (R)

         The Fund may not invest more than 5% of its net assets in warrants, and, of this amount, no more than 2% of each Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

13.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs (R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

14.      Joint Trading (R)

         The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (A Fund's "bunching" of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

15.      Options (R)

         The Fund may not write, purchase or sell put or call options, or combinations thereof.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                             AGGRESSIVE GROWTH FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

         The Fund may not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total net assets in any one industry; provided, that this limitation shall not apply with respect to the Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

3.       Issuing Senior Securities (S)

         See "Borrowing"

4.       Borrowing (Reverse Repurchase Agreements) (S)

         The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The Fund may not borrow money except on an unsecured basis up to 25% of its net assets, subject to the requirements that the value of the Fund's assets, including the proceeds of borrowings, does not at any time become less than 300% of the Fund's indebtedness; provided, however, that if the value of the Fund's assets becomes less than such amount, the Fund will reduce its borrowings within three business days so that the value of the Fund's assets will be at least 300% of its indebtedness.

5.       Underwriting Securities of Other Issuers  (S)

         The Fund may not engage in the business of underwriting the securities of other issuers.

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that (i) the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

7.       Commodities  (S)

         The Fund may not purchase, sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9. Interests in Oil, Gas or Other Mineral Exploration or Development Programs (R) The

          Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                             GROWTH AND INCOME FUND

1.       Diversification (S)

         The Fund may invest more than 5% of its net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

          The Fund may not concentrate its investments in any one industry, except that each Fund may invest up to 25% of its total net assets in any one industry.

3.       Issuing Senior Securities (S)

         The Fund may not issue senior securities, as defined in the Investment Company Act of 1940, except that this restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, (ii) lending its portfolio securities, or (iii) entering into permitted repurchase transactions.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may not borrow money except from banks as a temporary measure for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of its assets taken at cost to secure such borrowing.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objective, policies and limitations.

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that (i) the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities or commodity contracts.

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed.

9.       Unseasoned Issuers (R)

         The Fund may not invest more than 10% of its total net assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

10.      Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

11.      Short Sales  (R)

         The Fund may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue. The Fund may, as a defensive strategy, make short sales of securities

12.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

13.      Other Investment Companies (R)

         The Fund may purchase the securities of other investment companies, except to the extent such purchases are not permitted by applicable law.

14.      Officers' and Directors' Ownership of Shares (R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of the fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities. Portfolio securities of the Fund may not be purchased from or sold or loaned to its Adviser or affiliate thereof, or any of their directors, officers or employees.

15.      Warrants (R)

         The Fund may not invest more than 5% of its net assets in warrants and, of this amount, no more than 2% of the Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

16.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs (R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

17.      Joint Trading (R)

         The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders or the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

18.      Options  (R)

         The Fund may not write, purchase or sell put or call options, or combinations thereof, except that the Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                                  UTILITY FUND

1.       Diversification (S)

         Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the fund's total assets may be invested without regard to such 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.

2.       Concentration  (S)

         The Fund will not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

3.       Issuing Senior Securities  (S)

          Fund will not issue senior securities except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third or the value of its total assets, including the amounts borrowed and except to the extent a Fund may enter into futures contracts

4.       Borrowing (including Reverse Repurchase Agreements)  (S)

         Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent a Fund may enter into futures contracts. The
Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of total assets are outstanding. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings, and then the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objective, policies and limitations.

6.       Real Estate (S)

         Fund will not buy or sell real estate although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. The Fund will not invest in limited partnership interests in real estate.

7.       Commodities (S)

         Fund will not purchase or sell commodities or commodity contracts; however, the Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts.

8.       Loans to Others (S)

         Fund will not lend any of its assets, except portfolio securities up to 15% of the value of its total assets. This does not prevent the Fund from purchasing or holding corporate or government bonds, debentures, notes, agreements, or other transactions which are permitted by the Fund's investment objective and policies or the Declaration of Trust governing the Fund.

9.       Short Sales (R)

         The Fund will not sell any securities short.

10.      Margin Purchases  (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

11.      Other Investment Companies (R)

         The Fund may invest in securities of other investment companies. The Fund will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                 "S" Fundamental Restriction to be Standardized

        "R" Fundamental Restriction to be Reclassified as Non-Fundamental

                          SMALL CAP EQUITY INCOME FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

         The Fund may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to the Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

3.       Issuing Senior Securities (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposed, and then not for leveraging, in then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4.       Borrowing (including  Reverse Repurchase Agreements) (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposed, and then not for leveraging, in then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at any time when borrowings, including reverse repurchase agreements, exceed 5% of the value of its total assets. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objective, policies and limitations.

6.       Real Estate (S)

         The Fund may not purchase or invest in real estate or interests in real estate (but this shall not prevent the Fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein). The Fund may invest without limit in investments related to real estate, including REITS)

7.       Commodities (S)

         The Fund may not purchase, sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8.       Loans to Others (S)

         The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

9.       Other Investment Companies (R)

         The Fund may purchase the securities of other investment companies, except to the extent such purchases are not permitted by applicable law.

10.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs (R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

                                 EVERGREEN FUNDS

            CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS AND POLICIES

                                  Equity Funds

                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                             INCOME AND GROWTH FUND

1.       Diversification (S)

         The Fund may invest more than 5% of its net assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

         The Fund may not concentrate its investments in any one industry, except that each Fund may invest up to 25% of its total net assets in any one industry.

3.       Issuing Senior Securities (S)

         (See "Borrowing")

4.       Borrowing (including  Reverse Repurchase Agreements) (S)

         The Fund may not borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total net assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing.

5. Underwriting Securities of Other Issuers (S) The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objective, policies and limitations.

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that (i) the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts. The Fund may invest up to 15%of its net assets in investments related to real estate, including REITS.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities or commodity contracts.

8.       Loans to Others (S)

         The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9.       Unseasoned Issuers (R)

         The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

10.      Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

11.      Short Sales (R)

         The Fund may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue. The Fund may, as a defensive strategy, make short sales of securities.

12.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

13.      Other Investment Companies (R)

         The Fund may purchase the securities of other investment companies, except to the extent such purchases are not permitted by applicable law.

14.      Officers' and Directors' Ownership of Shares (R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of the Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities. Portfolio securities of the Fund may not be purchased from or sold or loaned to its Adviser or affiliate thereof, or any of their directors, officers or employees.

15.      Warrants (R)

         The Fund may not invest more than 5% of its net assets in warrants and, of this amount, no more than 2% of the Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

16. Interests in Oil, Gas or Other Mineral Exploration or Development Programs (R) The

          Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

17.      Joint Trading (R)

         The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders or the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

18.      Options (R)

         The Fund may not write, purchase or sell put or call options, or combinations thereof, except that the Fund is authorized to write covered call options on portfolio securities and to purchase call options in closing purchase transactions, provided that (i) such options are listed on a national securities exchange, (ii) the aggregate market value of the underlying securities does not exceed 25% of the Fund's net assets, taken at current market value on the date of any such writing, and (iii) the Fund retains the underlying securities for so long as call options written against them make the shares subject to transfer upon the exercise of any options.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                                   VALUE FUND

1.       Diversification (S)

         Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the fund's total assets may be invested without regard to such 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.

2.       Concentration (S)

         The Fund will not invest 25% or more of the value of their total assets in any one industry except the Fund may invest 25% or more of its total assets in securities issued or guaranteed by the U.S.
government, its agencies or instrumentalities.

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets; provided that while borrowings exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets; provided that while borrowings exceed 5% of the Fund's total assets, any such borrowings will be repaid before additional investments are made. The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objective, policies and limitations.

6.       Real Estate (S)

         Fund will not buy or sell real estate although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate. The Fund will not invest in limited partnership interests in real estate.

7.       Commodities (S)

         Fund will not purchase or sell commodities or commodity contracts; however, the Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts.

8.       Loans to Others (S)

         The Fund will not lend any of its assets except that it may purchase or hold corporate or government bonds, debentures, notes, certificates or indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust by which the Fund is governed or lend portfolio securities valued at not more than 5% of its total assets to broker-dealers.

9.       Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

10.      Short Sales (R)

         The Fund will not sell any securities short.

11.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

12.      Other Investment Companies (R)

         The Fund will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

13.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs (R)

         The Fund will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although it may purchase the publicly traded securities of companies engaged in such activities.

14.      Restricted Securities (R)

         The Fund will not invest more than 10% of their net assets in securities subject to restrictions on resale under the Securities Act of 1933.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   Bond Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                                 U.S. GOVERNMENT

1.       Diversification (S)

         With respect to 75% of the value of its assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer. The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

2.       Concentration (S)

         The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer. The Fund will not invest more than 25% of the value of its total assets in any one industry, except the Fund may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The Fund may borrow money directly or through reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amounts borrowed. The Fund will not purchase any securities while borrowings in excess of 5% of the value of their total assets are outstanding.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

6.       Real Estate (S)

         The Fund may not buy or sell real estate although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interest in real estate.

7.       Commodities (S)

         The Fund will not purchase or sell commodities or commodity contracts; however, each Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts. However, subject to their permitted investments, the Fund may invest in companies which invest in commodities or commodities contracts.

8.       Loans to Others (S)

         The Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, as collateral equal at all times to 100% of the market value of the securities lent. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Any loan may be terminated by either party upon reasonable notice to the other party. However, loans are made only to the borrower deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of the Fund's total assets taken at fair market value.

         In order to generate additional income, the Fund may lend portfolio securities a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Funds will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. As a matter of fundamental investment policy which cannot be changed without shareholder approval, the Fund will lend any of its assets except portfolio securities up to one-third of its total assets.

9.       Short Sales (R)

         The Fund will not sell any securities short.

10.      Margin Purchases (R)

         The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin. [Prospectus also states: In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it write call options on futures contracts.

11.      Pledging (R)

         The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   Bond Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                             SHORT-INTERMEDIATE BOND


1.       Diversification (S)

         With respect to 75% of the value of its assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer.

2.       Concentration (S)

         The Fund will not invest more than 25% of the value of its total assets in any one industry except the Fund may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

3.       Issuing Senior Securities (S)

         See "Borrowing"

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The Fund may borrow only in amounts not in excess of 5% of the value of its total assets in order to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The entry by the Fund into futures contracts shall be deemed a borrowing. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of the value of their total assets are outstanding. The Fund may also enter into reverse repurchase agreements.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

6.       Real Estate (S)

         The Fund may not buy or sell real estate although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

7.       Commodities  (S)

         The Fund will not purchase or sell commodities or commodity contracts; however, each Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts. However, subject to their permitted investments, the Fund may invest in companies which invest in commodities or commodities contracts.

8.       Loans to Others (S)

         The Fund will not lend portfolio securities valued at more than 15% of its total assets to broker-dealers. The Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities, as collateral equal at all times to 100% of the market value of the securities lent. The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. Any loan may be terminated by either party upon reasonable notice to the other party. However, loans are made only to the borrower deemed by the Adviser to be of good standing and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed 15% of the value of the Fund's total assets taken at fair market value.

9.       Short Sales  (R)

         The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The use of short sales will allow a Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent that the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective is furthered.

10.      Margin Purchases  (R)

         The Fund will not purchase securities on margin , except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin. [Prospectus also states: In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it write call options on futures contracts.

11.      Other Investment Companies (R)

         The Fund will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses. It is the position of the Securities and Exchange Commission's Staff that certain nongovernmental issuers of CMOs and REMICs constitute investment companies pursuant to the Investment Company Act of 1940 and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the Securities and Exchange Commission exempting such instruments from the definition of investment company.

12.      Pledging (R)

         The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

13.      Restricted Securities  (R)

         The Fund will not invest more than 10% of their net assets in securities subject to restrictions on resale under the Securities Act of 1922.

14.      Illiquid Securities (R)

         The Fund will not invest more than 10% of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities determined by the Trustees not to be liquid.

         The Fund which invests in Rule 144A securities believes that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Fund may invest up to 10% of its net assets in illiquid securities.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   Bond Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                     INTERMEDIATE TERM GOVERNMENT SECURITIES

1.       Diversification (S)

         With respect to 75% of the value of its assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer. The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

2.       Concentration

         N/A

3.       Issuing Senior Securities

         See "Borrowing"

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of total assets, including the amounts borrowed. Any borrowing will be done from a bank and to the extent such borrowing exceeds 5% of the value of a Fund's total assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amounts of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

6.       Real Estate (S)

         The Fund may not buy or sell real estate although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

7.       Commodities (S)

         The Fund may not purchase commodities or commodity contracts. However, subject to their permitted investments, the Fund may invest in companies which invest in commodities contracts. The Fund may not make loans, except that (a) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; (b) the Fund may enter into repurchase agreements, and
(c) the Fund may engage in securities lending as described in the Prospectus and in this Statement of Additional Information.

8.       Loans to Others (S)

          U.S. government securities equal to at least 100% of the value of the securities loaned. As a matter of fundamental investment policy which cannot be changed without shareholder approval, the Fund will lend any of its assets except portfolio securities up to 15% of its total assets.

9.       Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control.

10.      Short Sales (R)

         The Fund will not sell any securities short.

11.      Margin Purchases (R)

         The Fund will not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin. [Prospectus also states: In computing its daily net asset value, a Fund will mark-to-market its open futures positions. The Fund is also required to deposit and maintain margin when it write call options on futures contracts.

12.      Other Investment Companies (R)

         The Fund may only purchase securities of other investment companies which are money market funds and CMOs and REMICs deemed to be investment companies. In each case the Funds will only make such purchases to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses. It is the position of the Securities and Exchange Commission's Staff that certain nongovernmental issuers of CMOs and REMICS constitute investment companies pursuant to the Investment Company Act of 1940 and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the Securities and Exchange Commission exempting such instruments from the definition of investment company.

13.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs (R)

         The Fund will not purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

14.      Options (R)

         The Fund may not write or purchase puts, calls, options or combinations thereof.

15.      Pledging (R)

         The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. The Fund may do so in amounts up to 10% of their total assets. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities are not deemed to be a pledge.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                 Balanced Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                                 FOUNDATION FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

         The Fund may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to each Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

3.       Issuing Senior Securities (S)

         The Fund may not issue senior securities, except as permitted by the Investment Company Act of 1940.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may not borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing. The Fund may not enter into repurchase agreements or reverse repurchase agreements.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that (i) the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities or commodity contracts.

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

9.       Unseasoned Issuers (R)

         The Fund may not invest in the securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

10.      Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

11.      Short Sales (R)

         The Fund may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Fund owns the securities sold or securities convertible into or carrying rights to acquire such securities.

12.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

13.      Other Investment Companies (R)

         The Fund may purchase the securities of other investment companies, except to the extent such purchases are not permitted by applicable law.

14.      Officers' and Directors' Ownership of Shares (R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities. Portfolio securities of any Fund may not be purchased from or sold or loaned to its Adviser or any affiliate thereof, or any of their directors, officers or employees.

15.      Warrants (R)

         The Fund may not invest more than 5% of its net assets in warrants and, of this amount, no more than 2% of each Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

16.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs (R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

17.      Joint Trading (R)

         The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders or the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

18.      Options (R)

         The Fund may not write, purchase or sell put or call options, or combinations thereof.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                 Balanced Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                          TAX STRATEGIC FOUNDATION FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio. The Fund may not purchase more than 10% of the voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

         The Fund may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to each Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or (ii) to municipal securities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

3.       Issuing Senior Securities (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4.       Borrowing (including Reverse Repurchase Agreements)(S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at any time when borrowings, including reverse repurchase agreements, exceed 5% of the value of its total assets. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that (i) the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, and (ii) The Fund may purchase, sell or invest in municipal securities or other debt securities secured by real estate or interests therein.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

9.       Investment in Federally Tax Exempt Securities (S)

         As a matter of fundamental policy, 80% of the Fund's investments in Municipal Securities will be invested in Municipal Securities, the interest from which is not subject to the federal alternative minimum tax.

10.      Other Investment Companies (R)

         The Fund may purchase the securities of other investment companies, except to the extent such purchases are not permitted by applicable law.

11. Interests in Oil, Gas or Other Mineral Exploration or Development Programs (R) The

          Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                 Balanced Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                            AMERICAN RETIREMENT FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

         The Fund may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) with respect to each Fund, to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

3.       Issuing Senior Securities (S)

         The Fund may not issue senior securities, except as permitted by the Investment Company Act of 1940.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may not borrow money except from banks as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes and for leverage, provided that the aggregate amount of such borrowings shall not exceed 5% of the value of the Fund's total assets at the time of any such borrowing, or mortgage, pledge or hypothecate its assets, except in an amount sufficient to secure any such borrowing. The Fund may not enter into repurchase agreements or reverse repurchase agreements.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that (i) the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities or commodity contracts.

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9.       Unseasoned Issuers (R)

         The Fund may not invest in the securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

10.      Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

11.      Short Sales (R)

         The Fund may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Fund owns the securities sold or securities convertible into or carrying rights to acquire such securities.

12.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

13.      Other Investment Companies (R)

         The Fund may purchase the securities of other investment companies, except to the extent such purchases are not permitted by applicable law.

14.      Officers' and Directors' Ownership of Shares(R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities. Portfolio securities of any Fund may not be purchased from or sold or loaned to its Adviser or any affiliate thereof, or any of their directors, officers or employees.

15.      Warrants (R)

         The Fund may not invest more than 5% of its net assets in warrants and, of this amount, no more than 2% of each Fund's net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

16. Interests in Oil, Gas or Other Mineral Exploration or Development Programs (R) The

          Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

17.      Joint Trading (R)

         The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders or the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

18.      Options (R)

         The Fund may not write, purchase or sell put or call options, or combinations thereof, except that the Fund is authorized (i) to write call options traded on a national securities exchange against no more than 15% of the value of the equity securities (including securities convertible into equity securities) held in its portfolio, provided that the Fund owns the optioned securities or securities convertible into or carrying rights to acquire the optioned securities and (ii) to purchase call options in closing purchase transactions.

19.      Investment in Equity Securities(R)

         The Fund may not invest more than 75% of the value of its total assets in equity securities (including securities convertible into equity securities).

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           International/Global Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                         GLOBAL REAL ESTATE EQUITY FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

         The Fund may not concentrate its investments in any one industry, except that it will invest at least 65% of its total assets in securities of companies engaged principally in the real estate industry.

3.       Issuing Senior Securities (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4. Borrowing (including Repurchase Agreements and Reverse Repurchase Agreements) (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

6.       Real Estate (S)

         The Fund may not purchase or invest in real estate or interests in real estate (although they may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

7.       Commodities (S)

         The Funds will not purchase, sell or invest in commodities or commodity contracts; provided, however, that this policy does not prevent either Fund from purchasing and selling currency futures contracts and entering into forward foreign currency contracts.

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. The Fund may not lend portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

9.       Unseasoned Issuers(R)

         The Fund may not invest more than 15% of its net assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of its predecessors, except obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities (this limitation does not apply to real estate investment trusts).

10.      Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

11.      Short Sales (R)

         The Fund may not make short sales of securities unless, at the time of each such sale and thereafter while a short position exists, the Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

12.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

13.      Officers' and Directors' Ownership of Shares (R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser or investment sub-adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

14.      Warrants (R)

         The Fund may not invest more than 5% of its net assets in warrants, and, of this amount, no more than 2% of the Fund's total net assets may be invested in warrants that are listed on either the New York nor the American Stock Exchanges.

15. Interests in Oil, Gas or Other Mineral Exploration or Development Programs (R) The

         Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

16.      Joint Trading (R)

         The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

17.      Options (R)

         The Fund  may not  write,  purchase  or sell  put or call  options,  or
combinations   thereof  except  as  permitted  under  "Description  of  Funds  -
Investment Practices and Restrictions" in the Fund's Prospectus.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           International/Global Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental


                          EMERGING MARKETS GROWTH FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities and repurchase agreements collateralized by such securities except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.

2.       Concentration (S)

         The Fund will not invest 25% or more of the value of the total assets in any one industry except that it may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent that a Fund may enter into futures contracts.

4. Borrowing (including Repurchase Agreements and Reverse Repurchase Agreements)(S)

         The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent that a Fund may enter into futures contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of its portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

5. Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

6.       Real Estate (S)

         The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

7.       Commodities (S)

         The Fund will not invest in commodities except that the Fund reserves the right to engage in transactions including futures contracts, options and forward contracts with respect to securities indices or currencies.

8.       Loans to Others (S)

         The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This does not prevent the Fund from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

9.       Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

10.      Short Sales (R)

         The Fund will not sell any securities short.

11.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

12.      Pledging (R)

         The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, a Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           International/Global Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                            INTERNATIONAL EQUITY FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities and repurchase agreements collateralized by such securities except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation. The Fund may not purchase more than 10% of the outstanding voting securities of any one issuer.

2.       Concentration (S)

         The Fund will not invest 25% or more of the value of the total assets in any one industry except that it may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent that a Fund may enter into futures contracts.

4. Borrowing (including Repurchase Agreements and Reverse Repurchase Agreements)(S)

         The Fund will not issue senior securities except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed and except to the extent that a Fund may enter into futures contracts. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary or emergency measure to facilitate management of its portfolios by enabling them to, for example, meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

6.       Real Estate (S)

         The Fund will not purchase or sell real estate, including limited partnership interests in real estate, although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

7.       Commodities (S)

         The Fund will not invest in commodities except that the Fund reserves the right to engage in transactions including futures contracts, options and forward contracts with respect to securities indices or currencies.

8.       Loans to Others (S)

         The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This does not prevent the Fund from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

9.       Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

10.      Short Sales (R)

         The Fund will not sell any securities short.

11.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

12.      Pledging (R)

         The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, a Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           International/Global Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                               GLOBAL LEADERS FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

         The Fund may not purchase  more than 10% of any class of  securities of
any  one  issuer   other  than  the  U.S.   government   and  its   agencies  or
instrumentalities.

2.       Concentration (S)

         The Fund will not invest 25% or more of the value of its total assets in any one industry except that it may invest more than 25% of its total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

3.       Issuing Senior Securities (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4. Borrowing (including Repurchase Agreements and Reverse Repurchase Agreements) (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing.

5.       Underwriting Securities of Other Issuers (S)

         The Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

6.       Real Estate (S)

         The Fund may not purchase or invest in real estate or interests in real estate (although they may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

7.       Commodities (S)

         The Funds will not purchase, sell or invest in commodities or commodity contracts; provided, however, that this policy does not prevent either Fund from purchasing and selling currency futures contracts and entering into forward foreign currency contracts.

8.       Loans to Others (S)

         The Fund may not lend their funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. The Fund may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value of at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets.

9.       Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

10.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               Money Market Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                                MONEY MARKET FUND

1.       Diversification (S)

         The Fund may not purchase  more than 10% of any class of  securities of
any  one  issuer   other  than  the  U.S.   government   and  its   agencies  or
instrumentalities.

         For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation.

2.       Concentration (S)

         The Fund may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations issues or guaranteed by the U.S. government or its agencies or instrumentalities, or with respect to Pennsylvania, Tax Exempt and Institutional Tax Exempt, to municipal securities and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks.

3.       Issuing Senior Securities (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4.       Borrowing (Including Reverse Repurchase Agreements)(S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

         A Fund will not purchase any securities whenever any borrowings (including reverse repurchase agreements) are outstanding. If a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, United States Government securities or liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

5.       Underwriting Securities of Other Issuers(S)

         The Fund may not engage in the business of underwriting the securities of other issuers.

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate except that the Fund may purchase sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons, provided that it may purchase money market securities or enter into repurchase agreements. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

9.       Unseasoned Issuers (R)

         The Fund may not invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of its predecessors.

10.      Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

11.      Short Sales (R)

         The Fund may not make short sales of securities or maintain a short position.

12.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

13.      Officers' and Directors' Ownership of Shares (R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

14.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs(R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

15.      Options (R)

         The Fund may not write, purchase or sell put or call options, or combinations thereof, except the Fund may do so as permitted under "Description of the Funds - Investment Objective and Policies" in each Fund's Prospectus.

16.      Investment in Money Market Securities (R)

         The Fund may not purchase any securities other than money market instruments as described under "Description of Funds - Investment Objective and Policies" in the Fund's Prospectus.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               Money Market Funds

                 "S" Fundamental Restriction to be Standardized

        "R" Fundamental Restriction to be Reclassified as Non-Fundamental

                          TAX EXEMPT MONEY MARKET FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of their total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio.

         For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation.

2.       Concentration (S)

         The Fund may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or with respect to Pennsylvania, Tax Exempt and Institutional Tax Exempt, to municipal securities and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks.

3.       Issuing Senior Securities (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4.       Borrowing (Including Reverse Repurchase Agreements) (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

         A Fund will not purchase any securities whenever any borrowings (including reverse repurchase agreements) are outstanding. If a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, United States Government securities or liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

5.       Underwriting Securities of Other Issuers (S)

         The Fund may not engage in the business of underwriting the securities of other issuers.

6.       Real Estate(S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate except that the Fund may purchase municipal securities and other debt securities secured by real estate or interests therein.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

8.       Loans to Others (S)

         The Fund may not lend its funds to other persons; however, it may purchase issues of debt securities, enter into repurchase agreements and acquire privately negotiated loans made to municipal borrowers. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

9.       Investment in Federally Tax Exempt Securities (S)

         As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund will invest at least 80% of its net assets in Municipal Securities, the interest from which is not subject to the Federal alternative minimum tax.

10.      Unseasoned Issuers (R)

         The Fund may not invest more than 5% of its total assets in taxable securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except that
(i) each Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities, and (ii) the Fund may invest in municipal securities.

11.      Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

12.      Short Sales (R)

         The Fund may not make short sales of securities or maintain a short position.

13.      Margin Purchases  (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

14.      Officers' and Directors' Ownership of Shares (R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

15.      Warrants (R)

         The Fund may not invest more than 5% of their total net assets in warrants, and, of this amount, no more than 2% of the Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

16.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs (R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

17.      Options(R)

         The Fund may not write, purchase or sell put or call options, or combinations thereof. The Fund may purchase securities with rights to put securities to the seller in accordance with its investment program.

18.      Illiquid Securities (R)

         The Fund will limit the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 10% or less of its net assets.

19.      Investment in Municipal Securities (R)

         The Fund may not invest more than 20% of its total assets in securities other than municipal securities including municipal bonds, short-term municipal notes and tax exempt commercial paper, unless extraordinary circumstances dictate a more defensive posture.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               Money Market Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                           TREASURY MONEY MARKET FUND

1.       Diversification (S)

         For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation.

2.       Concentration (S)

         N/A

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities except that the Fund may borrow money directly, as a temporary measure of extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets, or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of the total value of its total assets are outstanding.

4.       Borrowing (Including Reverse Repurchase Agreements) (S)

         The Fund will not issue senior securities except that the Fund may borrow money directly, as a temporary measure of extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets, or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of the total value of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

         A Fund will not purchase any securities whenever any borrowings (including reverse repurchase agreements) are outstanding. If a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, United States Government securities or liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

5.       Underwriting Securities of Other Issuers (S)

         N/A

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

8.       Loans to Others (S)

         The Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations, including repurchase agreements.

9.       Short Sales (R)

         The Fund may not make short sales of securities or maintain a short position; except that, at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

10.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

11.      Officers' and Directors' Ownership of Shares (R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               Money Market Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                         INSTITUTIONAL MONEY MARKET FUND

1.       Diversification  (S)

         The Fund may not invest more than 5% of their total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities. For this purpose each political subdivision, agency or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

         For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation.

2.       Concentration    (S)

         The Fund may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or with respect to Pennsylvania, Tax Exempt and Institutional Tax Exempt, to municipal securities and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks.

3.       Issuing Senior Securities  (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. The Fund will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

         A Fund will not purchase any securities whenever any borrowings (including reverse repurchase agreements) are outstanding. If a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, United States Government securities or liquid high grade debt obligations having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities.

5.       Underwriting Securities of Other Issuers    (S)

         The Fund may not engage in the business of underwriting the securities of other issuers.

6.       Real Estate  (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate except that the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

7.       Commodities    (S)

         The Fund may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

8.       Loans to Others (including Repurchase Agreements)    (S)

         The Fund may not lend its funds to other persons, provided that it may purchase money market securities or enter into repurchase agreements. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               Money Market Funds

                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                       INSTITUTIONAL TREASURY MONEY MARKET

1.       Diversification  (S)

         For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation.

2.       Concentration   (S)

         N/A

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities except that the Fund may borrow money directly, as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets, or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings need not be collateralized The Fund will not purchase any securities while borrowings in excess of 5% of the total value of its total assets are outstanding.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund will not issue senior securities except that the Fund may borrow money directly, as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets, or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of the total value of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, the Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

5.       Underwriting Securities of Other Issuers (S)

         N/A

6.       Real Estate   (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate.

7.       Commodities  (S)

         The Fund may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

8.       Loans to Others (including Repurchase Agreements)  (S)

         The Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations, including repurchase agreements.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               Money Market Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                            INSTITUTIONAL TAX-EXEMPT

1.       Diversification (S)

         The Fund may not invest more than 5% of their total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

         For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation.

2.       Concentration (S)

         The Fund may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or to municipal securities and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks.

3.       Issuing Senior Securities (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

5.       Underwriting Securities of Other Issuers(S)

         The Fund may not engage in the business of underwriting the securities of other issuers.

6.       Real Estate (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate except that the Fund may purchase municipal securities and other debt securities secured by real estate or interests therein.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

8.       Loans to Others (including Repurchase Agreements) (S)

         The Fund may not lend its funds to other persons; however, it may purchase issues of debt securities, enter into repurchase agreements and acquire privately negotiated loans made to municipal borrowers. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

9.       Investment in Federally Tax Exempt Securities (S)

         As a matter of fundamental policy, which may not be changed without shareholder approval, the Fund will invest at least 80% of its net assets in Municipal Obligations, the interest from which is not subject to the Federal alternative minimum tax.

10.      Investment in Municipal Securities (R)

         The Fund may not invest more than 20% of its total assets in securities other than municipal securities including municipal bonds, short-term municipal notes and tax exempt commercial paper, unless extraordinary circumstances dictate a more defensive posture.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                               Money Market Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                       PENNSYLVANIA TAX-FREE MONEY MARKET

1.       Diversification  (S)

         The Fund may not invest more than 5% of their total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio. The Fund may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

         For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation.

2.       Concentration (S)

         The Fund may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, or to municipal securities and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks.

         The Fund does not intend to concentrate its investments in any one industry. Thus, from time to time, the Fund may invest 25%or more of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such Obligation would also affect the other Obligations.

3.       Issuing Senior Securities (S)

         The Fund shall not borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may borrow from banks if immediately after each borrowing there is asset coverage of at least 300%.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund shall not borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may borrow from banks if immediately after each borrowing there is asset coverage of at least 300%.

5.       Underwriting Securities of Other Issuers (S)

         The Fund may not engage in the business of underwriting the securities of other issuers.

6.       Real Estate (S)

         The Fund will not buy or sell real estate although the Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

7.       Commodities  (S)

         N/A

8.       Loans to Others (including Repurchase Agreements) (S)

         The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 5% of the Fund's total assets.

         The  Fund   will   enter   into   repurchase   agreements   only   with
broker-dealers, domestic banks or recognized financial institutions which, in the opinion of the Fund's Adviser, present minimal credit risks.

9.       Investment in Federally Tax Exempt Securities (S)

         The Fund invests at least 80% of its net assets in municipal obligations issued by the Commonwealth of Pennsylvania or its counties, municipalities, authorities or other political subdivisions, and municipal obligations issued by territories or possessions of the United States, such as Puerto Rico (collectively, "Municipal Obligations"), the interest on which, in the opinion of bond counsel, is exempt from Federal taxes. The Fund limits its investment to Municipal Obligations with remaining maturities of thirteen months or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

10.      Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

11.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

12.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs (R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

13.      Options (R)

         The Fund shall not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put or demand rights.

14.      Investment in Municipal Securities (R)

         The Fund may not invest more than 20% of its total assets in securities other than municipal securities including municipal bonds, short-term municipal notes and tax exempt commercial, unless extraordinary circumstances dictate a more defensive posture.

15.      Investment in State Tax Exempt Securities (S)

         The Fund invests at least 80% of its net assets in municipal obligations issued by the Commonwealth of Pennsylvania or its counties, municipalities, authorities or other political subdivisions, and municipal obligations issued by territories or possessions of the United States, such as Puerto Rico (collectively, "Municipal Obligations"), the interest on which, in the opinion of bond counsel, is exempt from Pennsylvania personal income taxes. The Fund limits its investment to Municipal Obligations with remaining maturities of thirteen months or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            Municipal/Tax-Free Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                             GEORGIA MUNICIPAL BOND

1.       Diversification (S)

         The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

2.       Concentration (S)

         The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of their total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         As a matter of fundamental policy, which may not be changed without shareholder approval, the Funds may not borrow money except as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed one-third of the value of the total net assets at the time of such borrowing. The Fund will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments; and except to the extent a Fund will enter into futures contracts. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

5.       Underwriting Securities of Other Issuers (S)

         The Fund may not engage in the business of underwriting the securities of other issuers, provided that the purchase of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with a Fund's investment program shall not be deemed to be an underwriting.

6.       Real Estate (S)

         The  Fund  will  not  buy  or  sell  real  estate,   including  limited
partnership interests, although the Fund may invest in municipal bonds secured by real estate or interests in real estate.

7.       Commodities (S)

         The Fund will not purchase or sell commodities. However, the Fund may purchase put and call options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge its portfolio by entering into financial futures contracts and to sell puts and calls on financial futures contracts.

8.       Loans to Others (including Repurchase Agreements) (S)

         The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. Each Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies and limitations or the Declaration of Trust.

9.       Investment in Federally Tax Exempt Securities (S)

         The Fund will normally invest its assets so that at least 80% of its annual interest income is, or at least 80% of its net assets are, invested in obligations which provide interest income which is exempt from federal regular income taxes. The interest retains its tax-free status when distributed to the Funds' shareholders.

10.      Short Sales (R)

         The Fund will not sell any securities short or maintain a short position.

11.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

12.      Other Investment Companies (R)

         The Fund will not purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

13.      Investment in Municipal Securities (R)

         At least 65% of the value of the Fund's total assets will be invested in municipal bonds of the state of Georgia.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            Municipal/Tax-Free Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                          NORTH CAROLINA MUNICIPAL BOND

1.       Diversification (S)

         The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

2.       Concentration (S)

         The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of their total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments; and except to the extent a Fund will enter into futures contracts. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

5.       Underwriting Securities of Other Issuers  (S)

         The Fund may not engage in the business of underwriting the securities of other issuers, provided that the purchase of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with a Fund's investment program shall not be deemed to be an underwriting.

6.       Real Estate  (S)

         The  Fund  will  not  buy  or  sell  real  estate,   including  limited
partnership interests, although the Fund may invest in municipal bonds secured by real estate or interests in real estate.

7.       Commodities (S)

         The Fund will not purchase or sell commodities. However, the Fund may purchase put and call options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge its portfolio by entering into financial futures contracts and to sell puts and calls on financial futures contracts.

8.       Loans to Others (including Repurchase Agreements) (S)

         The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. Each Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies and limitations or the Declaration of Trust.

9.       Investment in Federally Tax Exempt Securities (S)

         The Fund will normally invest its assets so that at least 80% of its annual interest income is, or at least 80% of its net assets are, invested in obligations which provide interest income which is exempt from federal regular income taxes. The interest retains its tax-free status when distributed to the Funds' shareholders.

10.      Short Sales (R)

         The Fund will not sell any securities short or maintain a short position.

11.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

12.      Investments in Municipal Securities (R)

         At least 65% of the value of the Fund's total assets will be invested in municipal bonds of North Carolina.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            Municipal/Tax-Free Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                          SOUTH CAROLINA MUNICIPAL BOND

1.       Diversification (S)

         The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

2.       Concentration (S)

         The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of their total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments; and except to the extent a Fund will enter into futures contracts. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

5.       Underwriting Securities of Other Issuers (S)

         The Fund may not engage in the business of underwriting the securities of other issuers, provided that the purchase of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with a Fund's investment program shall not be deemed to be an underwriting.

6.       Real Estate  (S)

         The  Fund  will  not  buy  or  sell  real  estate,   including  limited
partnership interests, although the Fund may invest in municipal bonds secured by real estate or interests in real estate.

7.       Commodities (S)

         The Fund will not purchase or sell commodities. However, the Fund may purchase put and call options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge its portfolio by entering into financial futures contracts and to sell puts and calls on financial futures contracts.

8.       Loans to Others (including Repurchase Agreements) (S)

         The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. Each Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies and limitations or the Declaration of Trust.

9.       Investment in Federally Tax Exempt Securities (S)

         The Fund will normally invest its assets so that at least 80% of its annual interest income is, or at least 80% of its net assets are, invested in obligations which provide interest income which is exempt from federal regular income taxes. The interest retains its tax-free status when distributed to the Fund's shareholders.

10.      Short Sales (R)

         The Fund will not sell any securities short or maintain a short position.

11.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

12.      Other Investment Companies (R)

         The Fund will not purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

13.      Investment in Municipal Securities (R)

         At least 65% of the value of the Fund's total assets will be invested in municipal bonds of the state of South Carolina.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            Municipal/Tax Free Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                             VIRGINIA MUNICIPAL BOND

1.       Diversification (S)

         The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

2.       Concentration  (S)

         The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of their total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments; and except to the extent a Fund will enter into futures contracts. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes.

5.       Underwriting Securities of Other Issuers (S)

         The Fund may not engage in the business of underwriting the securities of other issuers, provided that the purchase of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with a Fund's investment program shall not be deemed to be an underwriting.

6.       Real Estate (S)

         The  Fund  will  not  buy  or  sell  real  estate,   including  limited
partnership interests, although the Fund may invest in municipal bonds secured by real estate or interests in real estate.

7.       Commodities (S)

         The Fund will not purchase or sell commodities. However, the Fund may purchase put and call options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge its portfolio by entering into financial futures contracts and to sell puts and calls on financial futures contracts.

8.       Loans to Others (including Repurchase Agreements) (S)

         The Fund will not lend any of its assets, except portfolio securities up to one-third of the value of its total assets. Each Fund may, however, acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies and limitations or the Declaration of Trust.

9.       Investment in Federally Tax Exempt Securities (S)

         The Fund will normally invest its assets so that at least 80% of its net assets are invested in obligations which provide interest income which is exempt from federal regular income taxes. The interest retains its tax-free status when distributed to the Fund's shareholders.

10.      Investment in Municipal Securities (R)

         At least 65% of the value of Fund's total assets will be invested in municipal bonds of the Commonwealth of Virginia.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            Municipal/Tax-Free Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                     FLORIDA HIGH INCOME MUNICIPAL BOND FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio. Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer of its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds, backed only by the assets and revenues of a nongovernmental issuer, are considered to be issued solely by the that issuer. If, in the case of an industrial development bond or governmental-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940. The Fund may not purchase more than 10% of any class of voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

         The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of their total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

3.       Issuing Senior Securities (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         As a matter of fundamental policy, which may not be changed without shareholder approval, the Funds may not borrow money except as a temporary measure to facilitate redemption requests which might otherwise require the untimely disposition of portfolio investments and for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings shall not exceed one-third of the value of the total net assets at the time of such borrowing. The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing. No Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

5.       Underwriting Securities of Other Issuers (S)

         The Fund may not engage in the business of underwriting the securities of other issuers, provided that the purchase of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with a Fund's investment program shall not be deemed to be an underwriting.

6.       Real Estate  (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that it may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

8.       Loans to Others (including Repurchase Agreements) (S)

         The Fund may not lend its funds to other persons, provided that the Fund may purchase issues of debt securities, acquire privately negotiated loans made to municipal borrowers and enter into repurchase agreements.

9.       Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

10.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs (R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

11.      Joint Trading (R)

         The Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching of orders for the purchase or sale of portfolio securities with its investment adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

12.      Investment in Municipal Securities (R)

         The Fund will invest, under normal market conditions, at least 80% of its net assets in municipal securities and at least 90% of such assets will be invested in Florida obligations.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            Municipal/Tax-Free Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                           NEW JERSEY TAX-FREE INCOME

1.       Diversification (S)

         The Fund is nondiversified under the federal securities laws. The 1940 Act does not restrict the percentage of a nondiversified fund's assets that may be invested at any time in the securities of any one issuer. The Fund intends to comply, however, with the Code's diversification requirements and other requirements applicable to "regulated investment companies" so that they will not be subject to U.S. Federal income tax on income and capital gain distributions to shareholders. The Fund intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of the Fund's total assets, no more than 5% of the total asses may be invested in the securities of a single issuer and that with respect to the remainder of the Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer. The Fund will treat (1) each state, territory and possession of the U.S., the District of Columbia and, if its assets and revenues are separate from those of the entity or entities creating it, each political subdivision, agency and instrumentality of any one (or more, as in the case of a multi state authority or agency) of the foregoing as an issuer of all securities that are backed primarily by its assets or revenues; (2) each company as an issuer of all securities that are backed primarily by its assets or revenues; and (3) each of the foregoing entities as an issuer of all securities that it guarantees; provided, however, that for the purpose of the first fundamental investment restriction no entity shall be deemed to be an issuer of a security that it guarantees so long as no more than 10% of a Fund's total assets (taken at current value) are invested in securities guaranteed by the entity and securities of which it is otherwise deemed to be an issuer.

2.       Concentration (S)

         The Fund may not purchase any security of any issuer (other than issues of the U.S. government, its agencies or instrumentalities) if as a result more than 25% of its total assets would be invested in a single industry;
governmental issuers of municipal bonds are not regarded as members of an industry and a Fund may invest more than 25% of its assets in industrial development bonds and, in certificates of deposit and banker's acceptances issued by domestic branches of U.S. banks or New Jersey municipal obligations. The Fund presently does not intend to invest more than 25% of its total assets in municipal obligations the payment of which depends on revenues derived from a single facility or similar types of facilities.

3.       Issuing Senior Securities (S)

         The Fund may not issue senior securities; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be the issuance of a senior security.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may not issue senior securities, borrow money or pledge or mortgage its assets, except that the Fund may borrow from banks up to 10% of the value of its total net assets for temporary or emergency purposes only to meet anticipated redemption requirements. The Fund will not purchase securities while any such borrowings are outstanding. The Fund may enter into reverse repurchase agreements (treated as borrowings).

5.       Underwriting Securities of Other Issuers (S)

         The Fund may not underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective. The Fund will treat (1) each state, territory and possession of the U.S., the District of Columbia and, if its assets and revenues are separate from those of the entity or entities creating it, each political subdivision, agency and instrumentality of any one (or more, as in the case of a multi state authority or agency) of the foregoing as an issuer of all securities that are backed primarily by its assets or revenues; (2) each company as an issuer of all securities that are backed primarily by its assets or revenues; and (3) each of the foregoing entities as an issuer of all securities that it guarantees; provided, however, that for the purpose of the first fundamental investment restriction no entity shall be deemed to be an issuer of a security that it guarantees so long as no more than 10% of a Fund's total assets (taken at current value) are invested in securities guaranteed by the entity and securities of which it is otherwise deemed to be an issuer.

6.       Real Estate  (S)

         The Fund may not purchase or sell commodities or commodity contracts or real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities (S)

         The Fund may not purchase or sell commodities or commodity contracts or real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

8.       Loans to Others (including Repurchase Agreements) (S)

         The Fund may not make loans, except that a Fund may purchase or hold debt securities consistent with its investment objectives, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements. In order to generate additional income, the Fund may lend its portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. As a matter of fundamental investment policy, which cannot be changed without shareholder approval, the Fund will not lend any of their assets except portfolio securities up to 5% of the value of its net assets.

9.       Investment in Federally Tax Exempt Securities (S)

         The Fund invests at least 80% of its net assets in municipal securities issued by the State of New Jersey or its counties, municipalities, authorities or other political subdivisions and municipal securities issued by territories or possessions of the United States, such as Puerto Rico, the interest on which, in the opinion of bond counsel, is exempt from federal taxes.

10.      Margin Purchases (R)

         The Fund may not purchase securities on margin except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11.      Other Investment Companies (R)

         The Fund may not purchase securities of other investment companies, except to the extent such purchases are not prohibited by applicable law.
12.      Options (R)

         The Fund may not write, purchase or sell put or call options, or combinations thereof, except that the Fund may purchase securities with rights to put securities to the seller in accordance with its investment program.

13.      Investment in Equity Securities (R)

         The Fund may not purchase equity securities or securities convertible into equity securities.

14.      Restricted Securities (R)

         The Fund may not purchase restricted securities, which are securities that must be registered under the Securities Act of 1944 before they may be offered or sold to the public. This restriction does not apply to restricted securities which are determined to be liquid by the Fund's investment adviser under supervision of the Board of Trustees.

15.      Investment in State Tax Exempt Securities

         The Fund invests at least 80% of its net assets in municipal securities issued by the State of New Jersey or its counties, municipalities, authorities or other political subdivisions and municipal securities issued by territories or possessions of the United States, such as Puerto Rico, the interest on which, in the opinion of bond counsel, is exempt from New Jersey personal income taxes.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            Municipal/Tax-Free Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                        SHORT-INTERMEDIATE MUNICIPAL FUND

1.       Diversification (S)

         The Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation. For this purpose each political subdivision, agency, or instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of the Fund's portfolio. Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer of its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds, backed only by the assets and revenues of a nongovernmental issuer, are considered to be issued solely by the that issuer. If, in the case of an industrial development bond or governmental-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940. The Fund may not purchase more than 10% of any class of voting securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

2.       Concentration (S)

         The Fund may not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply (i) to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and to municipal securities.

3.       Issuing Senior Securities (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing. The Fund may not mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing. No Fund will enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

5.       Underwriting Securities of Other Issuers (S)

         The Fund may not engage in the business of underwriting the securities of other issuers, provided that the purchase of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with a Fund's investment program shall not be deemed to be an underwriting.

6.       Real Estate  (S)

         The Fund may not purchase, sell or invest in real estate or interests in real estate, except that each Fund may purchase municipal securities and other debt securities secured by real estate or interests therein.

7.       Commodities (S)

         The Fund may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

8.       Loans to Others (including Repurchase Agreements) (S)

         The Fund may not lend its funds to other persons, provided that the Fund may purchase issues of debt securities, acquire privately negotiated loans made to municipal borrowers and enter into repurchase agreements. The Fund may not lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's total assets.

9.       Investment in Federally Tax-Exempt Securities (S)

         Under normal circumstances, it is anticipated that the Fund will invest its assets so that at least 80% of its annual investment income is exempt from Federal income tax other than the Federal alternative minimum tax.

10.      Unseasoned Issuers (R)

         The Fund may not invest more than 5% of its total assets in securities that have been in continuous operation for less than three years, including operating periods of their predecessors, except that no limitation shall apply to the extent that the Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities.

11.      Control or Management (R)

         The Fund may not invest in companies for the purpose of exercising control or management.

12.      Short Sales (R)

         The Fund will not sell any securities short or maintain a short position.

13.      Margin Purchases (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

14.      Officers' and Directors' Ownership of Shares (R)

         The Fund may not purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 or 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

15.      Warrants (R)

         The Fund may not invest more than 5% of its total net assets in warrants, and, of this amount, no more than 2% of the Funds total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

16.      Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
         Programs (R)

         The Fund may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

17.      Options (R)

         The Fund may not write, purchase or sell put or call options, or combinations thereof, except that each Fund may purchase securities with rights to put securities to the seller in accordance with its investment program.

18.      Investment in Municipal Securities (R)

         The Fund may not invest more than 20% of its total assets in securities other than municipal securities (as described under "Description of the Funds - Investment Objectives and Policies" in the Fund's Prospectus), unless extraordinary circumstances dictate a more defensive posture.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                            Municipal/Tax Free Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                               HIGH GRADE TAX FREE

1.       Diversification (S)

         With respect to 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer. Under this limitation, each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, will be considered a separate issuer of its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds, backed only by the assets and revenues of a nongovernmental issuer, are considered to be issued solely by the that issuer. If, in the case of an industrial development bond or governmental-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer, subject to limited exclusions allowed by the Investment Company Act of 1940.

2.       Concentration (S)

         The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry, or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of their total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

3.       Issuing Senior Securities (S)

         The Fund will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments.

4.       Borrowing (including Reverse Repurchase Agreements) (S)

         The Fund will not issue senior securities, except each Fund may borrow money directly or through reverse repurchase agreement as a temporary measure for extraordinary or emergency purposes in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption request without immediately selling portfolio instruments; and except to the extent a Fund will enter into futures contracts. Any such borrowings need not be collateralized. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. The Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In those cases, High Grade may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. Margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities and the purchase of securities on a when-issued basis are not deemed to be a pledge.

5.       Underwriting Securities of Other Issuers (S)

         The Fund may not engage in the business of underwriting the securities of other issuers, provided that the purchase of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with a Fund's investment program shall not be deemed to be an underwriting.

6.       Real Estate  (S)

         The Fund will not buy or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

7.       Commodities (S)

         The Fund will not purchase or sell commodities or commodity contracts.

8.       Loans to Others (including Repurchase Agreements) (S)

         The Fund will not lend any of its assets except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes in accordance with its investment objective, policies and limitations and it may lend portfolio securities valued at not more than 15% of its total assets to broker-dealers.

9.       Investments in Federally Tax Exempt Securities (S)

         [Under normal circumstances, it is anticipated that the Fund will invest its assets so that at least 80% of its annual investment income is exempt from Federal income tax other than the Federal alternative minimum tax]

10.      Short Sales (R)

         The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open a Fund owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchange able for securities of the same issue as, and equal in amount to, the securities sold short. The use of short sales will allow the funds to retain certain bonds in their portfolios longer than it would without such sales. To the extent that a Fund receives the current income produced by such bonds for a longer period than it might otherwise, a Fund's investment objective is furthered.

11.      Margin Purchases  (R)

         The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

12.      Other Investment Companies (R)

         The Fund will not purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

13.      Investment in Taxable Securities (R)

         The Fund may temporarily invest up to 20% of its total assets in taxable securities.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                      GLOBAL RESOURCES AND DEVELOPMENT FUND

1.       Diversification (S)

         With respect to 75% of its total assets, Fund may not invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.       Concentration (S)

         Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any one industry other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

3.       Issuing Senior Securities (S)

         Fund may not issue senior securities, except that Fund may (a) make permitted borrowings of money; (b) enter into firm commitment agreements and collateral arrangements with respect to the writing of options on securities and engage in permitted transactions in futures and options thereon and forward contracts; and (c) issue shares of any additional permitted classes or series.

4.       Borrowing (S)

         Fund may not borrow money, except that Fund may (a) borrow from any bank, provided that, immediately after any such borrowing there is asset coverage of at least 300% for all borrowings; (b) borrow for temporary purposes only and in an amount not exceeding 5% of the value of the Fund's total assets, computed at the time of borrowing; or (c) enter into reverse repurchase agreements, provided that, immediately after entering into any such agreements, there is asset coverage of at least 300% of all bank borrowings and reverse repurchase agreements.

5.       Underwriting Securities of Other Issuers

         N/A

6.       Real Estate (S)

         Fund may not invest in real estate, except that Fund may invest in securities directly or indirectly secured by real estate and interests therein and securities of companies that invest in real estate and interests therein, including mortgages and other liens.

7.       Commodities (S)

         Fund may not invest in commodities, except that Fund may enter into financial futures contracts and options thereon for hedging purposes and enter into forward contracts.

8.       Loans to Others (S)

         Fund may not make loans, except that Fund may (a) make, purchase, or hold publicly and nonpublicly offered debt securities (including convertible securities) and other debt investments, including loans, consistent with its investment objective; (b) lend its portfolio securities to broker-dealers; and
(c) enter into repurchase agreements.

         Fund does not presently intend to lend its securities if, as a result, the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value. Shareholder approval is necessary to amend the following conditions which Fund must meet in order to be permitted by the SEC to engage in loan transactions: (1) Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U. S. Treasury bills or notes, from the borrower; and (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) exceeds the value of the collateral. Other such conditions for the making of loans exist but do not require shareholder approval before being amended from time to time by Fund's Board of Trustees.

9.       Fund of Funds (R)

         Notwithstanding any other investment policy or restriction, Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                          GROWTH AND INCOME FUND (S-1)

1.       Diversification (S)

         With respect to 75% of its total assets, Fund may not invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.       Concentration (S)

         Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry, other than securities issued by banks and savings and loan associations or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

3.       Issuing Senior Securities (S)

         (See "Borrowing")

4.       Borrowing (S)

         Fund may not borrow money, except that Fund may (a) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of the Fund's net assets (computed at cost); or (b) enter into reverse repurchase agreements (bank borrowings and reverse repurchase agreements, in aggregate, shall not exceed 10% of the value of Fund's net assets).

         Fund has no current intention of attempting to increase its net income by borrowing and intends to repay any borrowings made in accordance with the investment restriction enumerated above before it makes any additional investments.

5.       Underwriting Securities  of Other Issuers (S)

         Fund may not underwrite securities, except that Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities, Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933.

6.       Real Estate  (S)

         Fund may not purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities (S)

         Fund will not purchase or sell commodities or commodity contracts, except that Fund may engage in currency or other financial futures contracts and related options transactions.

8.       Loans to Others (S)

         Fund may not make loans, except that Fund may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with Fund's investment objective and policies.

Fund will not lend securities to brokers or dealers if, as a result, the aggregate of all outstanding securities loans exceed 15% of the value of the Fund's total assets taken at their current value.

9.       Unseasoned Issuers (R)

         Fund may not invest more than 5% of the value of its total assets in companies which have been in operation for less than 3 years.

10.      Control or Management (R)

         Fund may not invest for the primary purpose of exercising control over or management of any issuer.

11.      Short Sales (R)

         Fund may not make short sales of securities.

12.      Margin Purchases (R)

         Fund may not make margin purchases.

13.      Other Investment Companies (R)

         Fund may not purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

       INSTITUTIONAL TRUST: Institutional Small Capitalization Growth Fund

1.       Diversification (S)

         With respect to 75% of its total assets, Fund may not invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined at the time of purchase; provided that these limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.       Concentration (S)

         Fund may not concentrate its investments in the securities of issuers in any one industry other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

3.       Issuing Senior Securities (S)

         Fund may not issue senior securities, except that Fund may (a) make permitted borrowings of money; (b) enter into firm commitment agreements and collateral arrangements with respect to the writing of options on securities and engage in permitted transactions in futures and options thereon and forward contracts; and (c) issue shares of any additional permitted classes or series.

4.       Borrowing (S)

         Fund may not borrow money, except that Fund may (a) borrow from any bank, provided that, immediately after any such borrowing there is asset coverage of at least 300% for all borrowings; (b) borrow for temporary purposes only and in an amount not exceeding 5% of the value of the Fund's total assets, computed at the time of borrowing; or (c) enter into reverse repurchase agreements, provided that, immediately after entering into any such agreements, there is asset coverage of at least 300% of all bank borrowings and reverse repurchase agreements.

5.       Underwriting Securities of Other Issuers (S)

         Fund may not engage in the business of underwriting securities issued by other persons, except insofar as Fund may be deemed to be an underwriter in connection with the disposition of its portfolio investments.

6.       Real Estate  (S)

         Fund may not invest in real estate, except that Fund may invest in securities directly or indirectly secured by real estate and interests therein and securities of companies that invest in real estate and interests therein, including mortgages and other liens.

7.       Commodities (S)

         Fund may not invest in commodities, except that Fund may enter into financial futures contracts and options thereon for hedging purposes and enter into forward contracts.

8.       Loans to Others (S)

         Fund may not make loans, except that Fund may (a) make, purchase, or hold publicly and nonpublicly offered debt securities (including convertible securities) and other debt investments, including loans, consistent with its investment objective; (b) lend its portfolio securities to broker-dealers; and
(c) enter into repurchase agreements.

         Fund will not lend securities to broker-dealers if, as a result, the aggregate of all outstanding securities loans exceeds 1/3 of the value of Fund's total assets taken at their current value.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


      "S": Fundamental Restriction to be Standardized (Remains Fundamental)

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                                   OMEGA FUND

1.       Diversification (S)

         Fund may not invest more than 10% of Fund's total assets (taken at market or fair value as determined by Fund's Board of Trustees) in the securities of any one issuer (except U.S. government securities).

         As a diversified investment company, Fund has undertaken not to purchase a security if, as a result, more than 10% of the outstanding voting securities of any single issuer would be held by Fund or more than 5% of its total assets would be invested in the securities of any one issuer.

2.       Concentration (S)

         Fund may not concentrate its investments in any particular industry.

3.       Issuing Senior Securities (S)

         (See "Borrowing")

4.       Borrowing (S)

         Fund may not borrow, unless, immediately after any such borrowing, such borrowing and all other such borrowings and other liabilities do not exceed 1/3 of the value of Fund's total assets (including all such borrowings), taken at market or other fair value.

         A borrowing limitation in excess of 5% is generally associated with a leveraged fund. Fund anticipates borrowing only for temporary purposes. To the extent Fund's total borrowings exceed 5%, no additional investments will be made until such borrowings are reduced to 5%.

5.       Underwriting Securities of Other Issuers (S)

         Fund may not act as a securities underwriter, or act as a distributor of securities of which it is the issuer, except that Fund may issue, sell and distribute securities of which it is the issuer, including additional shares of its capital stock, and may act as its own distributor of such securities to the extent that such action is not in contravention of such rules and regulations as the SEC may prescribe in respect thereof, and except that Fund might be deemed an underwriter within the meaning of Section 2(11) of the Securities Act of 1933 in making sales of restricted securities.

6.       Real Estate  (S)

         Fund may not purchase or sell real estate or interests in real estate.

7.       Commodities (S)

         Fund may not purchase or sell commodities or commodity contracts, except that Fund may engage in transactions in commodity futures contracts and options on commodity futures contracts, other than physical commodity futures contracts.

8.       Loans to Others (S)

         Fund may not make loans, except by the purchase of a portion of an issue of bonds, notes, debentures or other obligations publicly distributed or of a type customarily purchased by financial institutions, or by entering into loan transactions with respect to portfolio securities not in excess of 25% of Fund's total assets (taken at current value) immediately after such transaction; Fund will not lend any of its assets to any investment adviser or principal underwriter for Fund or to any officer, trustee or employee of either of them or of Fund.

         Loans of Fund securities may not exceed 25% of Fund's total assets. Shareholder approval is necessary to amend the following conditions which Fund must meet in order to be permitted by the SEC to engage in loan transactions:
(1) Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U. S. Treasury bills or notes, from the borrower; and (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) exceeds the value of the collateral. Other such conditions for the making of loans exist but do not require shareholder approval before being amended from time to time by Fund's Board of Trustees

9.       Unseasoned Issuers (R)

         Fund may not purchase securities of any company with a record of less than 3 years' continuous operation (including that of predecessors) if such purchase would cause Fund's investments in such companies taken at cost to exceed 5% of Fund's total assets taken at market value.

10.      Short Sales (R)

         Fund may not make short sales of securities or maintain a short position, unless, at all times when a short position is open, it owns an equal amount of such securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 15% of Fund's net assets (taken at market or fair value as determined by Fund's Board of Trustees) is held as collateral for such sales at any one time (a reason for making such a sale would be to defer realization of gain or loss for federal income tax purposes).

11.      Margin Purchases  (R)

         Fund may not purchase securities on margin, provided that Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

12.      Other Investment Companies (R)

         Fund may not purchase or acquire the securities of any other investment company; except that it may make such a purchase or acquisition in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission); provided that, immediately after such purchase or acquisition, Fund and any company or companies controlled by Fund do not own in the aggregate: (a) more than 3% of the total outstanding voting stock of the acquired company; (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of Fund; or (c) securities issued by the acquired company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of Fund; and provided that, immediately after such purchase or acquisition, Fund, other investment companies having the same investment adviser, and companies controlled by Fund and/or such investment companies do not own more than 10% of the total outstanding voting stock of any closed-end investment company so purchased or acquired.

         A purchase by Fund of securities of other investment companies would result in a layering of expenses such that Fund's shareholders would indirectly bear a proportionate share of the expenses of those investment companies, including operating costs, investment advisory fees and administrative fees. Fund does not anticipate purchasing the securities of other investment companies.

13.      Officers' and Directors' Ownership of Shares (R)

         Fund may not purchase or retain the securities of any issuer if those officers and trustees of Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                         PRECIOUS METALS HOLDINGS, INC.

1.       Diversification (S)

         Fund may not invest more than 5% of its total assets taken at market value in the securities of any one issuer, not including securities of the U.S. government and its instrumentalities and the securities of one or more domestic or foreign wholly-owned subsidiaries except that up to 25% of its total assets may be invested without regard to this limit.

         Fund may not acquire, directly or indirectly, more than 10% of the voting securities of any issuer other than one or more domestic or foreign wholly-owned subsidiaries.

2.       Concentration (S)

         P: Fund "concentrates" (within the meaning of the 1940 Act) its assets in securities related to mining, processing or dealing in gold or other precious metals and minerals, which means that at least 25% of its assets will be invested in the securities of these industries.

3.       Issuing Senior Securities (S)

         Fund may not issue any senior securities.

4.       Borrowing (S)

         Fund may not borrow money, except that Fund may (a) borrow money from banks for emergency or extraordinary purposes in aggregate amounts up to 5% of its net assets and (b) enter into reverse repurchase agreements.


5.       Underwriting Securities of Other Issuers (S)

         Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities of the type referred to in current Fundamental Restriction 17 below, Fund may be deemed to be an underwriter under certain U.S. securities laws.

6.       Real Estate  (S)

         Fund may not purchase or sell real estate or interests therein or real estate mortgages, provided that the foregoing shall not prevent Fund from purchasing or selling (a) readily marketable securities which are secured by interests in real estate and (b) readily marketable securities of companies which deal in real estate, including real estate investment trusts.

7.       Commodities (S)

         Fund may not purchase or sell commodities or commodity contracts, except that Fund may invest in the securities of one or more domestic or foreign wholly-owned subsidiaries which deal in precious metals and minerals and contracts relating thereto subject to the limitation that no such investment may be made if at the time thereof the fair value of all such investments exceeds, or by virtue of such investment would exceed, an amount equal to 25% of the then market value of Fund's total assets, and except also that Fund may engage in currency or other financial futures and related options transactions.

8.       Loans to Others (S)

         Fund may not make loans to other persons, except through the investment of up to 25% of the total assets of Fund in one or more domestic or foreign wholly-owned subsidiaries; for the purposes of this restriction, the purchase of a portion of an issue of bonds, notes, debentures or other obligations distributed publicly, whether or not the purchase is made upon the original issuance of such securities, will not be deemed to be the making of a loan.

9.       Unseasoned Issuers (R)

         Fund may not invest more than 5% of the value of Fund's total assets in the securities of any issuers which have a record of less than 3 years continuous operation, including the similar operations of predecessors or parents, or equity securities of issuers which are not readily marketable, except that this restriction shall not apply to Fund's investments in one or more domestic or foreign wholly-owned subsidiaries.

10.      Control or Management (R)

         Fund may not invest in companies for the purpose of exercising control or management, except for one or more domestic or foreign wholly-owned subsidiaries.

11.      Short Sales (R)

         Fund may not sell securities short, unless at the time it owns an equal amount of such securities or, by virtue of ownership of convertible or exchangeable securities, it has the right to obtain through conversion or exchange of such other securities an amount equal to the securities sold short, in which case Fund will retain such securities as long as it is in a short position.

12.      Margin Purchases  (R)

         Fund may not purchase or sell securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchased and sold securities.

13.      Other Investment Companies (R)

         Fund may not purchase the securities of any other investment company, except that it may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer, other than the customary broker's commission, and (b) as part of a merger, consolidation or acquisition of assets; provided that immediately after any such purchase (a) not more than 10% of Fund's total assets would be invested in such securities and (b) not more than 3% of the voting stock of such company would be owned by Fund.

14.      Officers' and Directors' Ownership of Shares (R)

         Fund may not purchase or retain the securities of any issuer if the Treasurer of Fund has knowledge that those officers and/or Directors of Fund or its investment adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

15.      Oil, Gas and Minerals (R)

         Fund may not invest in oil and gas interests, puts, calls, straddles, spreads and options, except that Fund may write covered call options traded on the London Stock Exchange, a national securities exchange or the over-the-counter market and purchase call options to close out previously written call options; this restriction shall not apply to the extent the investments of one or more domestic or foreign wholly-owned subsidiaries in metals or minerals contracts might be considered options.

16.      Pledges (R)

         Fund may not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be a pledge of assets.

         As a matter of practice, Fund does not pledge its assets except in the course of portfolio trading.

17.      Illiquid Securities (R)

         Fund may not invest more than 15% of its net assets in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than 7 days; except that this restriction shall not apply to Fund's investments in one or more domestic or foreign wholly-owned subsidiaries, and except also that Fund may write covered call options traded on the over-the-counter market and purchase call options to close out existing positions.

                                EVERGREEN FUNDS

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                  Equity Funds


                "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                          STRATEGIC GROWTH FUND (K-2)

1.       Diversification (S)

         With respect to 75% of its total assets, Fund may not invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.       Concentration (S)

         Fund may not invest more than 25% of its assets in the securities of issuers in any single industry.

3.       Issuing Senior Securities (S)

         Fund will not issue senior securities, except as appropriate to evidence indebtedness which Fund is permitted to incur pursuant to Fundamental Restriction 4 below and except for shares of any additional series or portfolios which may be established by the Trustees.

4.       Borrowing (S)

         Fund may not borrow money, except that Fund may (i) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of Fund's net assets (computed at cost), or (ii) enter into reverse repurchase agreements provided that bank borrowings and reverse repurchase agreements, in aggregate, shall not exceed 10% of the value of Fund's assets.

Fund has no current intention of attempting to increase its net income by borrowing and intends to repay any borrowings made in accordance with the investment restriction enumerated above before it makes any additional investments.

5.       Underwriting Securities of Other Issuers (S)

         Fund may not underwrite securities, except that Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities, Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933.

6.       Real Estate  (S)

         Fund may not purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities (S)

         Fund will not purchase or sell commodities or commodity contracts, except that Fund may engage in currency or other financial futures contracts and related options transactions.

8.       Loans to Others (S)

         Fund will not make loans, except that Fund may buy publicly and privately distributed debt securities, provided that such securities purchases are consistent with its investment objectives and policies, and except that Fund may lend limited amounts of its portfolio securities to broker-dealers.

Fund will not lend securities to brokers and dealers if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of Fund's total assets taken at their current value.

9.       Unseasoned Issuers (R)

         Fund may not invest more than 5% of the value of its total assets in companies which have been in operation for less than 3 years.

10.      Control or Management (R)

         Fund may not invest in a company for the purpose of control or management.

11.      Short Sales (R)

         Fund may not make short sales of securities.

12.      Margin Purchases (R)

         Fund may not make margin purchases.


13.      Other Investment Companies (R)

         Fund may not purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   Bond Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                           HIGH INCOME BOND FUND (B-4)

1.       Diversification (S)

         With respect to 75% of its total assets, Fund may not invest more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, all as determined immediately after such investment; provided that these limitations do not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.       Concentration (S)

         Fund may not invest more than 25% of its assets in the securities of issuers in any single industry, other than securities issued by banks and savings and loan associations or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

3.       Issuing Senior Securities (S)

         Fund will not issue senior securities, except as appropriate to evidence indebtedness which Fund is permitted to incur pursuant to Fundamental Restriction 4 below and except for shares of any additional series or portfolios which may be established by the Trustees.

4.       Borrowing (S)

         Fund may not borrow money, except that Fund may (a) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 10% of the value of Fund's net assets (computed at cost), or (b) enter into reverse repurchase agreements (bank borrowings and reverse repurchase agreements, in aggregate, shall not exceed 10% of the value of Fund's net assets).

5.       Underwriting Securities of Other Issuers (S)

         Fund may not underwrite securities, except that Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933.

6.       Real Estate  (S)

         Fund may not purchase or sell real estate or interests in real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities (S)

         Fund will not purchase or sell commodities or commodity contracts, except that Fund may engage in currency or other financial futures contracts and related options transactions.

8.       Loans to Others (S)

         Fund may not make loans, except that Fund may make, purchase or hold debt securities and other debt investments, including loans, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements.

Fund may lend securities to brokers and dealers, but such loans will not be made with respect to Fund if, as a result, the aggregate of all outstanding securities loans exceeds 15% of the value of Fund's total assets taken at their current value.

9.       Unseasoned Issuers (R)

         Fund may not invest more than 5% of the value of its total assets in companies which have been in operation for less than 3 years.

10.      Control or Management (R)

         Fund may not invest for the primary purpose of exercising control over or management of any issuer.

11.      Short Sales (R)

         Fund may not make short sales of securities.

12.      Margin Purchases  (R)

         Fund may not make margin purchases.

13.      Other Investment Companies (R)

         Fund may not purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   Bond Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                      CAPITAL PRESERVATION AND INCOME FUND

1.       Diversification (S)

         With respect to 75% of the value of its assets, Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if as a result more than 5% of the value of its total assets would be invested in the securities of the issuer.

2.       Concentration (S)

         N/A

3.       Issuing Senior Securities (S)

         Fund may not issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security.

4.       Borrowing (S)

         Fund will not borrow money or enter into reverse repurchase agreements, except that Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts of up to 1/3 of the value of Fund's net assets; provided that, while borrowings from banks (not including reverse repurchase agreements) exceed 5% of Fund's net assets, any such excess borrowings will be repaid before additional investments are made.

5.       Underwriting Securities of Other Issuers (S)

         Fund will not underwrite securities of other issuers, except that Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

6.       Real Estate  (S)

         Fund may not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities (S)

         Fund may not purchase or sell commodities or commodity contracts, except that it may engage in financial futures contracts and related options transactions.

8.       Loans to Others (S)

         Fund may not make loans, except that Fund may (a) purchase or hold debt securities consistent with its investment objective, (b) lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and (c) enter into repurchase agreements.

In order to generate additional income, Fund may lend up to 15% of its portfolio securities on a short-term or long-term basis to broker-dealers, banks, or other institutional borrowers of securities. Loans of securities by Fund are limited to 15% of Fund's total assets.

9.       Unseasoned Issuers (R)

         Fund may not invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than 3 years, including operating periods of their predecessors.

10.      Short Sales (R)

         Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

11.      Margin Purchases  (R)

         Fund will not purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of transactions.

12.      Other Investment Companies (R)

         Fund may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction.

13.      Pledges (R)

         Fund will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. Fund may not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   Bond Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                       INSTITUTIONAL ADJUSTABLE RATE FUND

1.       Diversification (S)

         With respect to 75% of its total assets, Fund may not invest more than 5% of the value of its total assets in the securities of any one issuer; this limitation does not apply to investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2.       Concentration (S)

         N/A

3.       Issuing Senior Securities (S)

         Fund may not issue senior securities; the purchase or sale of securities on a when issued basis is not deemed to be the issuance of a senior security.

4.       Borrowing (S)

         Fund may not borrow money or enter into reverse repurchase agreements, except that Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to 1/3 of the value of Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of Fund's net assets, any such excess borrowings will be repaid before additional investments are made.

5.       Underwriting Securities of Other Issuers  (S)

         Fund may not underwrite securities of other issuers, except that Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

6.       Real Estate  (S)

         Fund may not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities  (S)

         Fund may not purchase or sell commodities or commodity contracts, except that it may engage in financial futures contracts and related options transactions.

8.       Loans to Others (S)

         Fund may not make loans, except that Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to brokers, dealers and financial institutions, and enter into repurchase agreements.

9.       Unseasoned Issuers (R)

         Fund may not invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than 3 years of continuous operations.

10.      Short Sales (R)

         Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

11.      Margin Purchases  (R)

         Fund may not purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

12.      Other Investment Companies (R)

         Fund may not purchase more than 3% of the total outstanding voting securities of any one investment company, invest more than 5% of its total assets in any one investment company or invest more than 10% of its total assets in investment companies in general, except as part of a merger, consolidation, purchase of assets or similar transaction.

13.      Pledges (R)

         Fund may not pledge more than 15 % of its net assets to secure indebtedness; the purchase or sale of securities on a when issued basis is not deemed to be a pledge of assets.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                   Bond Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                              STRATEGIC INCOME FUND

1.       Diversification (S)

         Fund may not purchase any security (other than U.S. government securities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit.

2.       Concentration (S)

         Fund may not purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

3.       Issuing Senior Securities (S)

         Fund may not issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security.

4.       Borrowing (S)

         Fund may not borrow money or enter into reverse repurchase agreements, except that Fund may (a) enter into reverse repurchase agreements or (b) borrow money from banks for temporary or emergency purposes in aggregate amounts up to 1/3 of the value of Fund's net assets; provided that while borrowings from banks exceed 5% of Fund's net assets, any such borrowings will be repaid before additional investments are made.

5.       Underwriting Securities of Other Issuers (S)

         Fund may not underwrite securities of other issuers, except that Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

6.       Real Estate  (S)

         Fund may not purchase or sell real estate, except that Fund may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities (S)

         Fund may not purchase or sell commodities or commodity contracts, except that Fund may engage in currency or other financial futures contracts and related options transactions.

8.       Loans to Others (S)

         Fund may not make loans, except that Fund may make, purchase or hold debt securities and other debt investments, including loans, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements.

In order to generate additional income, Fund may lend portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. Fund will not lend any of its assets except portfolio securities up to 15% of the value of its total assets.

9.       Unseasoned Issuers (R)

         Fund may not invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than 3 years of continuous operation.

10.      Short Sales (R)

         Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets are held as collateral for such sales at any one time.

11.      Margin Purchases  (R)

         Fund may not purchase securities on margin except that it may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities.

12.      Other Investment Companies (R)

         Fund may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction.

13.      Pledges (R)

         Fund may not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                                 Balanced Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                              FUND FOR TOTAL RETURN

1.       Diversification (S)

         Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of Fund's total assets may be invested without regard to such 5% limitation.

         Fund may not purchase more than 10% of the voting securities of any one issuer other than the U.S. government and its agencies and instrumentalities.

2.       Concentration (S)

         Fund will not purchase any security (other than U.S. government securities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

3.       Issuing Senior Securities (S)

         Fund will not issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security.

4.       Borrowing (S)

         Fund will not borrow money or enter into reverse repurchase agreements, except that Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to 1/3 of the value of Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of Fund's net assets, any such borrowings will be repaid before additional investments are made.

         Fund may borrow in amounts up to 1/3 of its net assets as a temporary measure or for extraordinary or emergency purposes, as well as for leverage.

5.       Underwriting Securities of Other Issuers (S)

         Fund will not underwrite any issue of securities except as it may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

6.       Real Estate (S)

         Fund will not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities (S)

         Fund will not purchase or sell commodities or commodity contracts; however, Fund may enter into futures contracts on financial instruments or currency and sell or buy options on such contracts.

8.       Loans to Others (S)

         Fund will not make loans, except that Fund may purchase or hold debt securities consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

In order to generate income and to offset expenses, Fund may lend portfolio securities to brokers, dealers and other financial institutions. Loans of securities by Fund, if and when made, may not exceed 15% of the value of the net assets of Fund.

9.       Unseasoned Issuers (R)

         Fund may not invest more than 5% of its total assets in securities of unseasoned issuers that have been in continuous operation for less than 3 years, including operating periods of their predecessors.

10.      Control or Management (R)

         Fund may not invest in companies for the purpose of exercising control or management.

11.      Short Sales (R)

         Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

12.      Margin Purchases  (R)

         Fund may not purchase securities on margin, except that Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

13.      Other Investment Companies (R)

         Fund may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction.

14.      Pledges (R)

         Fund will not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be a pledge of assets.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                          International / Global Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                          EVERGREEN LATIN AMERICA FUND

1.       Diversification (S)

         Fund may not purchase securities of any one issuer if as a result more than 10% of the outstanding voting securities of such issuer would be held by Fund, or invest more than 5% of Fund's total assets (taken at market value) in the securities of any one issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, provided that Fund may invest up to 25% of its total assets in securities issued or guaranteed by any single foreign government and up to 10% of its total assets in securities issued or guaranteed by any single multinational agency limited in the aggregate to 25% of its total assets.

2.       Concentration (S)

         Fund may not invest 25% or more of its total assets (taken at market value) in securities of issuers in a particular industry or group of related industries, including a foreign government, except U.S. government securities.

3.       Issuing Senior Securities (S)

         Fund may not issue senior securities, except as appropriate to evidence indebtedness which Fund is permitted to incur pursuant to Fundamental Restriction 4 below and except for shares of any additional series or portfolios which may be established by the Trustees.

4.       Borrowing (S)

         Fund may not borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) and may not borrow money in an amount exceeding 1/3 of the value of its total assets (less liabilities other than borrowings); any borrowings that come to exceed 1/3 of Fund's total assets by reason of a decline in net assets will be reduced within 3 days to the extent necessary to comply with the 1/3 limitation; Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding.

5.       Underwriting Securities of Other Issuers (S)

         Fund may not underwrite securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of restricted securities.

6.       Real Estate (S)

         Fund may not invest in real estate or mortgages (but may invest in real estate investment trusts or companies whose business involves the purchase or sale of real estate or mortgages except real estate limited partnerships).

7.       Commodities (S)

         Fund may not invest in commodities or commodity contracts, except futures contracts and options on futures contracts, including but not limited to contracts for the future delivery of securities or currency, contracts based on securities indices and forward foreign currency exchange contracts.

8.       Loans to Others (S)

         Fund may not make loans, except (a) through the purchase of a portion of an issue of publicly distributed debt securities in accordance with its investment objectives, policies and restrictions, and (b) by entering into; loan transactions and; repurchase agreements with respect to its securities if, as a result thereof, not more than 25% of Fund's total assets (taken at current value) would be subject to loan transactions.

Fund may lend its securities to broker-dealers or other institutional borrowers for use in connection with such borrowers' short sales, arbitrages or other securities transactions. Such loans may not exceed 25% of Fund's total assets. Shareholder approval is necessary to amend the following conditions which Fund must meet in order to be permitted by the SEC to engage in loan transactions:
(1) Fund must receive 100% collateral in the form of cash or cash equivalents, e.g., U. S. Treasury bills or notes, from the borrower; and (2) the borrower must increase the collateral whenever the market value of the securities (determined on a daily basis) exceeds the value of the collateral. Other such conditions for the making of loans exist but do not require shareholder approval before being amended from time to time by Fund's Board of Trustees.

9.       Pledges (R)

         Fund may not pledge, mortgage or hypothecate its assets, except that Fund may pledge not more than 1/3 of its total assets (taken at current value) to secure borrowings made in accordance with Fundamental Restriction 4 above, and provided that Fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                          International / Global Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                           GLOBAL OPPORTUNITIES FUND:
                         Global Opportunities Portfolio

1.       Diversification (S)

         Portfolio may not purchase any security of any issuer (other than any security issued or guaranteed as to principal or interest by the U.S., its agencies or instrumentalities) if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit.

         Portfolio may not purchase any security (other than U.S. government securities) of any issuer if as a result Portfolio would hold more than 10% of the voting securities of the issuer.

2.       Concentration (S)

         Portfolio may not purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that (a) there is no restriction with respect to U.S. government securities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) the industry classification of utilities will be determined according to their services (for example, gas, gas transmission, electric, and telephone will each be considered a separate industry) and (d) the industry classification of medically related industries will be determined according to their services (for example, management, hospital supply, medical equipment and pharmaceuticals will each be considered a separate industry).

3.       Issuing Senior Securities (S)

         Portfolio may not issue senior securities; the purchase or sale of securities on a "when issued" basis or collateral arrangement with respect to the writing of options on securities are not deemed to be the issuance of a senior security.

4.       Borrowing (S)

         Portfolio may not borrow money, except that Portfolio may borrow money from banks and/or enter into reverse repurchase agreements for temporary or emergency purposes in aggregate amounts up to 1/3 of the value of Portfolio's net assets provided that no additional investments shall be made at any time that outstanding borrowings (including amounts payable under reverse repurchase agreements) exceed 5% of Portfolio's assets.

5.       Underwriting Securities of Other Issuers (S)

         Portfolio may not underwrite securities of other issuers, except that Portfolio may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objectives.

6.       Real Estate  (S)

         Portfolio may not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities (S)

         Portfolio may not purchase or sell commodities or commodity contracts, except that it may engage in currency and other financial futures contracts and related options transactions.

8.       Loans to Others (S)

         Portfolio may not make loans, except that Portfolio may purchase or hold debt securities, including nonpublicly offered debt securities and convertible debt securities, consistent with its investment objective, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers, and enter into repurchase agreements.

Portfolio may lend securities to brokers or dealers, but such loans will not be made with respect to Portfolio if, as a result, the aggregate of all outstanding securities loans exceeds 15% of the value of Portfolio's total assets taken at their current value.

9.       Unseasoned Issuers (R)

         Portfolio may not invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than 3 years of continuous operation.

10.      Control or Management (R)

         Portfolio may not purchase any security for the purpose of control or management.

11.      Short Sales (R)

         Portfolio may not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

12.      Margin Purchases (R)

         Portfolio may not purchase securities on margin except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

13.      Other Investment Companies (R)

         Portfolio may not purchase securities of other investment companies, except as part of a merger, consolidation, purchase of assets or similar transaction.

14.      Pledges (R)

         Portfolio may not pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be a pledge of assets.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                          International / Global Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                             INTERNATIONAL FUND INC.

1.       Diversification (S)

         Fund may not invest more than 5% of its total assets, computed at market value, in the securities of any one issuer.

         Fund may not invest in more than 10% of the outstanding voting securities of any one issuer.

2.       Concentration (S)

         Fund may not invest more than 25% of its assets in the securities of issuers in any single industry.

3.       Issuing Senior Securities (S)

         Fund will not issue senior securities, except as appropriate to evidence indebtedness that the portfolio is permitted to incur pursuant to Fundamental Restriction 4 below and except for shares of any additional series or portfolios that may be established by the Directors.

4.       Borrowing (S)

         Fund may not borrow money, except that Fund may borrow money from banks and/or enter into reverse repurchase agreements for emergency or extraordinary purposes in aggregate amounts up to 10% of its gross assets, computed at the lower of cost or current value, provided that no additional investments shall be made at any time that outstanding borrowings (including amounts payable under reverse repurchase agreements) exceed 5% of Fund's gross assets.

5.       Underwriting Securities of Other Issuers (S)

         Fund may not underwrite securities, except that Fund may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities Fund may be deemed to be an underwriter, as defined in the Securities Act of 1933.

6.       Real Estate (S)

         Fund may not purchase real estate.

7.       Commodities (S)

         Fund may not purchase commodities or commodity contracts, except that Fund may enter into currency or other financial futures contracts and engage in related options transactions.

8.       Loans to Others (S)

         Fund may not lend any of its assets, except through the purchase of debt securities of a type commonly distributed or sold publicly or privately to financial institutions and except that Fund may lend limited amounts of its portfolio securities to broker dealers.

Fund may lend securities to brokers or dealers, but such loans will not be made with respect to Fund if, as a result, the aggregate of all outstanding securities loans exceeds 15% of the value of Fund's total assets taken at their current value.

9.       Unseasoned Issuers (R)

         Fund may not invest more than 5% of the value of its total assets in companies that have been in operation for less than 3 years.

10.      Control or Management (R)

         Fund may not invest in a company for the purpose of exercising control over or management of any issuer.

11.      Short Sales (R)

         Fund may not make short sales of securities.

12.      Margin Purchases (R)

         Fund may not make margin purchases.

13.      Other Investment Companies (R)

         Fund may not purchase the securities of any other investment company except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           Municipal (Tax Free) Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                              STATE TAX FREE FUND:
               Massachusetts Tax Free Fund, New York Tax Free Fund
                         and Pennsylvania Tax Free Fund

1.       Diversification (S)

         A Fund may not purchase a security if more than 25% of the Fund's total assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities); or, with respect to 50% of the Fund's total assets, if more than 5% of such assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities).

         The Funds are nondiversified under the federal securities laws. The 1940 Act does not restrict the percentage of a nondiversified fund's assets that may be invested at any time in the securities of any one issuer. The Funds intend to comply, however, with the Code's diversification requirements and other requirements applicable to "regulated investment companies" so that they will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. For this reason, each Fund has adopted the additional investment restriction enumerated above, which may not be changed without the approval of shareholders.

2.       Concentration (S)

         Each Fund may not purchase any security of any issuer (other than issues of the U.S. government, its agencies or instrumentalities) if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry and a Fund may invest more than 25% of its assets in industrial development bonds.

         None of the Funds presently intends to invest more than 25% of its total assets in municipal obligations the payment of which depends on revenues derived from a single facility or similar types of facilities.

         For purposes of Fundamental Restriction 2, each Fund will treat (1) each state, territory and possession of the U.S., the District of Columbia and, if its assets and revenues are separate from those of the entity or entities creating it, each political subdivision, agency and instrumentality of any one (or more, as in the case of a multi state authority or agency) of the foregoing as an issuer of all securities that are backed primarily by its assets or revenues; (2) each company as an issuer of all securities that are backed primarily by its assets or revenues; and (3) each of the foregoing entities as an issuer of all securities that it guarantees; provided, however, that for the purpose of Fundamental Restriction 2, no entity shall be deemed to be an issuer of a security that it guarantees so long as no more than 10% of a Fund's total assets (taken at current value) are invested in securities guaranteed by the entity and securities of which it is otherwise deemed to be an issuer.

3.       Issuing Senior Securities (S)

         Each Fund may not issue senior securities; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be the issuance of a senior security.

4.       Borrowing (S)

         Each Fund may not borrow money or enter into reverse repurchase agreements, except that a Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to 1/3 of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made.

         As a matter of practice, each Fund permitted to enter into repurchase agreements treats reverse repurchase agreements as borrowings for purposes of compliance with the limitations of the 1940 Act.

5.       Underwriting Securities of Other Issuers (S)

         Each Fund may not underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

For purposes of Fundamental Restriction 5, each Fund will treat (1) each state, territory and possession of the U.S., the District of Columbia and, if its assets and revenues are separate from those of the entity or entities creating it, each political subdivision, agency and instrumentality of any one (or more, as in the case of a multi state authority or agency) of the foregoing as an issuer of all securities that are backed primarily by its assets or revenues;
(2) each company as an issuer of all securities that are backed primarily by its assets or revenues; and (3) each of the foregoing entities as an issuer of all securities that it guarantees.

6.       Real Estate  (S)

         Each Fund may not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities (S)

         Each Fund may not purchase or sell commodities or commodity contracts, except that it may engage in currency or other financial futures contracts and related options transactions.

8.       Loans to Others  (S)

         Each Fund may not make loans, except that a Fund may purchase or hold debt securities consistent with its investment objectives, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

         Each Fund may lend securities to brokers and dealers. Such loans will not be made with respect to a Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value.

9.       Investment in Federally Tax Exempt Securities (S)

         Each Fund is required to invest, under ordinary circumstances, at least 80% of its assets in federally tax-exempt municipal obligations.

10.      Margin Purchases  (R)

         Each Fund may not purchase securities on margin except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11.      Other Investment Companies (R)

         Each Fund may not purchase securities of other investment companies except as part of a merger, consolidation, purchase of assets or similar transaction.

12.      Illiquid Securities (R)

         Each Fund may not invest more than 10% of its assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than 7 days.

13.      Investment in State Tax Exempt Securities (R)

         Under ordinary circumstances, at least 80% of the Fund's assets will be invested in municipal obligations that are exempt from certain taxes in the state for which the Fund is named.

                                 EVERGREEN FUNDS

                   CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

                           Municipal (Tax Free) Funds


                 "S": Fundamental Restriction to be Standardized

       "R": Fundamental Restriction to be Reclassified as Non-Fundamental

                        STATE TAX FREE FUND - SERIES II:
               California Tax Free Fund and Missouri Tax Free Fund

1.       Diversification (S)

         A Fund may not purchase a security if more than 25% of the Fund's total assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities); or, with respect to 50% of the Fund's total assets, if more than 5% of such assets would be invested in the securities of a single issuer (other than the U.S. government, its agencies and instrumentalities).

         The Funds are nondiversified under the federal securities laws. The 1940 Act does not restrict the percentage of a nondiversified fund's assets that may be invested at any time in the securities of any one issuer. The Funds intend to comply, however, with the Code's diversification requirements and other requirements applicable to "regulated investment companies" so that they will not be subject to U.S. federal income tax on income and capital gain distributions to shareholders. For this reason, each Fund has adopted the additional investment restriction enumerated above, which may not be changed without the approval of shareholders.


2.       Concentration (S)

         Each Fund may not purchase any security of any issuer (other than issues of the U.S. government, its agencies or instrumentalities) if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities; governmental issuers of municipal bonds are not regarded as members of an industry and a Fund may invest more than 25% of its assets in industrial development bonds.

         None of the Funds presently intends to invest more than 25% of its total assets in municipal obligations the payment of which depends on revenues derived from a single facility or similar types of facilities.

         For purposes of Fundamental Restriction 2, each Fund will treat (1) each state, territory and possession of the U.S., the District of Columbia and, if its assets and revenues are separate from those of the entity or entities creating it, each political subdivision, agency and instrumentality of any one (or more, as in the case of a multi state authority or agency) of the foregoing as an issuer of all securities that are backed primarily by its assets or revenues; (2) each company as an issuer of all securities that are backed primarily by its assets or revenues; and (3) each of the foregoing entities as an issuer of all securities that it guarantees; provided, however, that for the purpose of Fundamental Restriction 2, no entity shall be deemed to be an issuer of a security that it guarantees so long as no more than 10% of a Fund's total assets (taken at current value) are invested in securities guaranteed by the entity and securities of which it is otherwise deemed to be an issuer.

3.       Issuing Senior Securities (S)

         Each Fund may not issue senior securities; the purchase or sale of securities on a "when issued" basis, or collateral arrangement with respect to the writing of options on securities, are not deemed to be the issuance of a senior security.

4.       Borrowing (S)

         Each Fund may not borrow money or enter into reverse repurchase agreements, except that a Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to 1/3 of the value of the Fund's net assets; provided that while borrowings from banks (not including reverse repurchase agreements) exceed 5% of the Fund's net assets, any such borrowings will be repaid before additional investments are made.

         As a matter of practice, each Fund permitted to enter into repurchase agreements treats reverse repurchase agreements as borrowings for purposes of compliance with the limitations of the 1940 Act.

5.       Underwriting Securities of Other Issuers (S)

         Each Fund may not underwrite securities of other issuers, except that the Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective.

For purposes of Fundamental Restriction 5, each Fund will treat (1) each state, territory and possession of the U.S., the District of Columbia and, if its assets and revenues are separate from those of the entity or entities creating it, each political subdivision, agency and instrumentality of any one (or more, as in the case of a multi state authority or agency) of the foregoing as an issuer of all securities that are backed primarily by its assets or revenues;
(2) each company as an issuer of all securities that are backed primarily by its assets or revenues; and (3) each of the foregoing entities as an issuer of all securities that it guarantees.

6.       Real Estate  (S)

         Each Fund may not purchase or sell real estate, except that it may purchase and sell securities secured by real estate and securities of companies which invest in real estate.

7.       Commodities (S)

         Each Fund may not purchase or sell commodities or commodity contracts, except that it may engage in currency or other financial futures contracts and related options transactions.

8.       Loans to Others (S)

         Each Fund may not make loans, except that a Fund may purchase or hold debt securities consistent with its investment objectives, lend portfolio securities valued at not more than 15% of its total assets to broker-dealers and enter into repurchase agreements.

         Each Fund may lend securities to brokers and dealers. Such loans will not be made with respect to a Fund if as a result the aggregate of all outstanding securities loans exceeds 15% of the value of the Fund's total assets taken at their current value.

9.       Investment in Federally Tax Exempt Securities (S)

         Each Fund is required to invest, under ordinary circumstances, at least 80% of its assets in federally tax-exempt municipal obligations.

10.      Margin Purchases  (R)

         Each Fund may not purchase securities on margin except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

11.      Other Investment Companies (R)

         Each Fund may not purchase securities of other investment companies except as part of a merger, consolidation, purchase of assets or similar transaction.

12.      Illiquid Securities (R)

         Each Fund may not invest more than 10% of its assets in securities with legal or contractual restrictions on resale or in securities for which market quotations are not readily available, or in repurchase agreements maturing in more than 7 days.

13.      Investment in State Tax Exempt Securities (R)

         Under ordinary circumstances, at least 80% of the Fund's assets will be invested in municipal obligations that are exempt from certain taxes in the state for which the Fund is named.

                                    EXHIBIT E



NUMBER OF SHARES OF EACH FUND (OR CLASS)
OUTSTANDING AS OF THE CLOSE OF BUSINESS ON
OCTOBER 16, 1997



                                 EVERGREEN FUNDS

I.       Equity Funds

         Evergreen Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen U.S. Real Estate Equity Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen MicroCap Fund, Inc.
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Aggressive Growth Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Growth and Income Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Utility Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Small Cap Equity Income Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Income and Growth Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Value Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

II.      Bond Funds

         Evergreen U.S. Government Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Short-Intermediate Bond Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Intermediate-Term Government Securities Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y .................................

III.     Balanced Funds

         Evergreen Foundation Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Tax Strategic Foundation Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen American Retirement Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

IV.      International / Global Funds

         Evergreen Global Real Estate Equity Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Emerging Markets Growth Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen International Equity Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Global Leaders Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

V.       Money Market

         Evergreen Money Market Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Tax Exempt Money Market Fund
            Class A..................................
            Class Y..................................

         Evergreen Treasury Money Market Fund
            Class A..................................
            Class Y..................................

         Evergreen Institutional Money Market Fund
            Institutional Service Class .............
            Institutional Class .....................

         Evergreen Institutional Treasury Money Market Fund
            Institutional Service Class .............
            Institutional Class......................

         Evergreen Institutional Tax Exempt Money Market Fund
            Institutional Service Class .............
            Institutional Class......................

         Evergreen Pennsylvania Tax-Free Money Market Fund
            Class A .................................
            Class Y..................................

VI.      Municipal (Tax Free) Funds

         Evergreen Georgia Municipal Bond Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen North Carolina Municipal Bond Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen South Carolina Municipal Bond Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen Virginia Municipal Bond Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen Florida High Income Municipal Bond Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen New Jersey Tax Free Income Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen Short-Intermediate Municipal Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen High Grade Tax Free Fund
            Class A..................................
            Class B..................................
            Class Y..................................

                       EVERGREEN (FORMERLY KEYSTONE) FUNDS

I.       Equity Funds

         Evergreen Natural Resources Fund (formerly
         Keystone Global Resources and Development Fund)
            Class A..................................
            Class B..................................
            Class C..................................

         Keystone Growth and Income Fund
         (S-1)    ............................................

         Evergreen Institutional Small Cap Growth Fund
         (formerly Keystone Institutional Trust:
         Institutional Small Capitalization Growth Fund)......

         Evergreen (formerly Keystone)
         Omega Fund
            Class A..................................
            Class B..................................
            Class C..................................

         Keystone Precious Metals Holdings, Inc.


         Keystone Strategic Growth Fund (K-2)


II.      Bond Funds

         Keystone High Income Bond Fund (B-4)

         Evergreen (formerly Keystone) Capital
         Preservation and Income Fund
            Class A..................................
            Class B..................................
            Class C..................................

         Evergreen (formerly Keystone) Institutional
         Adjustable Rate Fund
            Institutional Service Class .............
            Institutional Class .....................
            Class Y..................................

         Evergreen (formerly Keystone) Strategic
         Income Fund
            Class A..................................
            Class B..................................
            Class C..................................

III.     Balanced Funds

         Evergreen (formerly Keystone) Fund for Total Return
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

IV.      International / Global Funds

         Evergreen Latin America Fund
         (formerly Keystone Fund of the Americas)
            Class A..................................
            Class B..................................
            Class C..................................

         Evergreen (formerly Keystone) Global
         Opportunities Fund: Global Opportunities Portfolio
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Keystone International Fund Inc.


V.       Municipal (Tax Free) Funds

         State Tax Free Fund:

           Massachusetts
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         New York
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Pennsylvania
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         State Tax Free Fund - Series II:
           California
            Class A..................................
            Class B..................................
            Class Y..................................

            Missouri
             Class A.................................
             Class B.................................
             Class Y.................................

                                    EXHIBIT F

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

         The only voting securities Fund are its shares of beneficial interest. As of the Record Date, the Trustees and Officers of each Fund owned as a group less than 1% of the outstanding voting securities of any Fund. As of the Record Date, the following shareholders were known to the Registrants to own beneficially 5% or more of the shares of a Fund:

                                                  EVERGREEN FUNDS

I.       Equity Funds                                Name/Address               % Beneficial Ownership

         Evergreen Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen U.S. Real Estate Equity
         Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         The Evergreen MicroCap Fund, Inc.
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Aggressive Growth
         Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Growth and Income
         Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Utility Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................


                                                        F-1





         Evergreen Small Cap Equity
         Income Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Income and Growth
         Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Value Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

II.      Bond Funds

         Evergreen U.S. Government Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Short-Intermediate Bond
         Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Intermediate-Term
         Government Securities Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y .................................

III.     Balanced Funds

         Evergreen Foundation Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Tax Strategic Foundation
         Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................


                                                        F-2





         Evergreen American Retirement Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

IV.      International / Global Funds

         Evergreen Global Real Estate Equity
         Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Emerging Markets Growth
         Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen International Equity Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Global Leaders Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

V.       Money Market

         Evergreen Money Market Fund
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen Tax Exempt Money
         Market Fund
            Class A..................................
            Class Y..................................

         Evergreen Treasury Money
         Market Fund
            Class A..................................
            Class Y..................................

         Evergreen Institutional Money
         Market Fund
            Institutional Service Class .............
            Institutional Class .....................


                                                        F-3





         Evergreen Institutional Treasury
         Money Market Fund
            Institutional Service Class .............
            Institutional Class......................

         Evergreen Institutional Tax Exempt
         Money Market Fund
            Institutional Service Class .............
            Institutional Class......................

         Evergreen Pennsylvania Tax Free
         Money Market Fund
            Class A .................................
            Class Y..................................


VI.      Municipal (Tax Free) Funds

         Evergreen Georgia Municipal Bond
         Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen North Carolina Municipal
         Bond Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen South Carolina Municipal
         Bond Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen Virginia Municipal Bond
         Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen Florida High Income
         Municipal Bond Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen New Jersey Tax Free
         Income Fund
            Class A..................................
            Class B..................................
            Class Y..................................


                                                        F-4





         Evergreen Short-Intermediate
         Municipal Fund
            Class A..................................
            Class B..................................
            Class Y..................................

         Evergreen High Grade Tax Free
         Fund
            Class A..................................
            Class B..................................
            Class Y..................................

                       EVERGREEN (FORMERLY KEYSTONE) FUNDS

I.       Equity Funds

         Evergreen Natural Resources Fund (formerly Keystone
         Global Resources and Development Fund)
            Class A..................................
            Class B..................................
            Class C..................................

         Keystone Growth and Income Fund
          (S-1)   ............................................

         Evergreen Institutional Small Cap Growth Fund
         (formerly Keystone Institutional Small
         Capitalization Growth Fund)..........................

         Evergreen (formerly Keystone) Omega Fund
            Class A..................................
            Class B..................................
            Class C..................................

         Keystone Precious Metals Holdings, Inc.

         Keystone Strategic Growth
         Fund (K-2)...........................................

II.      Bond Funds

         Keystone High Income Bond Fund
         (B-4)    ............................................

         Evergreen (formerly Keystone) Capital
         Preservation and Income Fund
            Class A..................................
            Class B..................................
            Class C..................................

         Evergreen (formerly Keystone) Institutional
         Adjustable Rate Fund
            Institutional Service Class .............
            Institutional Class .....................
            Class Y..................................

         Evergreen (formerly Keystone) Strategic
         Income Fund
            Class A..................................
            Class B..................................
            Class C..................................

III.     Balanced Funds

         Evergreen (formerly Keystone) Fund for Total Return
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

IV.      International / Global Funds

         Evergreen Latin America Fund
         (formerly Keystone Fund of the Americas)
            Class A..................................
            Class B..................................
            Class C..................................

         Evergreen (formerly Keystone) Global Opportunities Fund)
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Keystone International Fund Inc.


V.       Municipal (Tax Free) Funds

         Evergreen (formerly Keystone) State Tax Free Fund:
           Massachusetts
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         New York
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Pennsylvania
            Class A..................................
            Class B..................................
            Class C..................................
            Class Y..................................

         Evergreen (formerly Keystone) State Tax Free Fund - Series II:
           California
            Class A..................................
            Class B..................................
            Class Y..................................

          Missouri
             Class A.................................
             Class B.................................
             Class Y.................................

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                           VOTE THIS PROXY CARD TODAY!
                         YOUR PROMPT RESPONSE WILL SAVE
                       THE EXPENSE OF ADDITIONAL MAILINGS

                  Please detach at perforation before mailing.




            JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 15, 1997

The undersigned  hereby appoints  ___________, ____________ and  ___________ and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund referenced below (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at 200 Berkeley Street, 26th Floor, Boston, Massachusetts 02116 on December 15, 1997, at 3:00 p.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Fund. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                       NOTE:  Please  sign  exactly as your name
                                       appears on this Proxy.  If joint  owners,
                                       EITHER may sign this Proxy.  When signing
                                       as  attorney,  executor,   administrator,
                                       trustee, guardian, or corporate officer, please give your full title.

                                       Date:__________________________, 1997


                                       _______________________________
                                       Signature(s)

                                       _______________________________
                                       Title(s), if applicable

                      EVERY SHAREHOLDERS VOTE IS IMPORTANT!


                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!



         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. PLEASE INDICATE YOUR VOTE ANY AN "x" IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                                                                For         Against       Abstain

         1.       To approve the proposed Agreement and Plan                    [  ]          [  ]          [  ]
                  of Reorganization with the Successor Fund of
                  the Successor Trust

         2.       To approve the proposed change of the Fund's                  [  ]          [  ]          [  ]
                  investment objective from fundamental to
                  nonfundamental

         3.       To approve the proposed changes to the Fund's                 [  ]          [  ]          [  ]
                  fundamental investment restrictions

                  [  ]     To vote against the proposed changes to
                           one or more of the specific fundamental
                           investment restrictions, but to approve
                           the others, fill in the box at the left AND
                           indicate the number(s) of the
                           fundamental investment restrictions
                           you do not want to change on this
                           line: ___________________________

         4.       For Evergreen Institutional Tax Exempt Money                  [  ]         [  ]           [  ]
                  Market Fund, Evergreen Pennsylvania Tax-Free
                  Money Market Fund and  Evergreen  Tax Exempt Money Market Fund
                  only,  to  approve  an  amendment  to  the  Fund's  investment objective  to  permit  the  Fund to  invest  without  limit in obligations subject to the Federal alternative minimum tax.


                                       -9-




         5.       For Evergreen Latin America Fund only, to                     [  ]         [  ]           [  ]
                  approve an amendment to the Fund's investment
                  objective to permit the Fund to invest without
                  limit in securities of issuers located in
                  Latin America.

         6.       For Evergreen Latin America Fund only, to                     [  ]         [  ]           [  ]
                  approve an amendment to the Fund's
                  investment restriction relating to industry
                  concentration.

         7. To transact any other business that may properly come before the meeting or any adjournment thereof.



                                      -10-